UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2022 – DECEMBER 31, 2022

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds December 31, 2022

AMG GW&K ESG Bond Fund

Class N: MGFIX | Class I: MGBIX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund

Class N: MGGBX | Class I: GWHIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

amgfunds.com	123122 AR088

AMG Funds Annual Report — December 31, 2022

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K ESG Bond Fund	4

AMG GW&K Enhanced Core Bond ESG Fund	14

AMG GW&K High Income Fund	23

AMG GW&K Municipal Bond Fund	31

AMG GW&K Municipal Enhanced Yield Fund	40

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	48

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	50

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	51

Detail of changes in assets for the past two fiscal years

Financial Highlights	53

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	65

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	74

OTHER INFORMATION	75

TRUSTEES AND OFFICERS	76

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

The past year was a challenging period for investors, as uncertainties about high inflation, tighter financial conditions, and the Russian invasion of Ukraine led to significant volatility. Global equity and bond markets fell in tandem amid sharply higher interest rates and eroding investor confidence as worries of an impending recession lingered most of the year. A global commodity shock caused by the war in Ukraine only made matters worse. The S&P 500® Index slipped into a bear market with the Index falling more than (24)% from its peak earlier in the year. The abrupt shift in markets this year has reset expectations around future growth, as the U.S. Federal Reserve (the Fed) and other global central banks have taken aggressive policy action to bring down inflation. While the outlook is uncertain given recent negative returns across many asset classes, global stock and bond valuations are now far more attractive entering 2023 compared to a year ago.

There was very wide dispersion in S&P 500® Index sector performance. Energy significantly outperformed all other sectors with a gain of 65.72% as the price of oil surged during the period. The defensive-oriented sectors also outperformed, although utilities was the only other sector with a positive return, gaining 1.54%. Consumer staples and health care were slightly negative with returns of (0.62)% and (1.95)%, respectively. High-growth technology and mega cap internet-related companies underperformed during the period, and real estate was impacted by higher interest rates. Communications services fell the most with a (39.93)% return during the year, followed by declines of (37.03)% for consumer discretionary, (28.14)% for information technology and (26.13)% for real estate. Value stocks held up much better than growth stocks as the Russell 1000® Value Index returned (7.54)% compared to the (29.14)% return for the Russell 1000® Growth Index. Small cap stocks struggled as the Russell 2000® Index lost (20.44)%. Outside the U.S., foreign developed markets were negative with a (14.45)% return for the MSCI EAFE Index, however a very strong fourth quarter rally drove international equity returns ahead of their U.S. counterparts for the year.

The 10-year Treasury yield more than doubled during the year, surging to the highest levels since before the Great Financial Crisis. Rapidly rising rates from a very low base led to historic negative performance for bonds as the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (13.01)% over the period. Investment-grade corporate bonds underperformed, returning (15.76)% for the year. High yield bonds held up better with a (11.19)% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond

Index. Municipal bonds were also negative, but outperformed the broader market with a (8.53)% return for the Bloomberg Municipal Bond Index.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit www.amgfunds.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		December 31, 2022*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	(18.11)%	7.66%	9.42%

Small Cap	(Russell 2000® Index)	(20.44)%	3.10%	4.13%

International	(MSCI ACWI ex USA)	(16.00)%	0.07%	0.88%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(13.01)%	(2.71)%	0.02%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	(11.19)%	0.05%	2.31%

Tax-exempt	(Bloomberg Municipal Bond Index)	(8.53)%	(0.77)%	1.25%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.34%	0.82%	1.39%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2022	Expense Ratio for the Period	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period*
AMG GW&K ESG Bond Fund

Based on Actual Fund Return
Class N	0.68%	$1,000	$981	$3.40
Class I	0.48%	$1,000	$982	$2.40

Based on Hypothetical 5% Annual Return
Class N	0.68%	$1,000	$1,022	$3.47
Class I	0.48%	$1,000	$1,023	$2.45
AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return
Class N	0.73%	$1,000	$971	$3.63
Class I	0.56%	$1,000	$970	$2.78
Class Z	0.48%	$1,000	$972	$2.39

Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,022	$3.72
Class I	0.56%	$1,000	$1,022	$2.85
Class Z	0.48%	$1,000	$1,023	$2.45
AMG GW&K High Income Fund

Based on Actual Fund Return
Class N	0.87%	$1,000	$1,040	$4.47
Class I	0.67%	$1,000	$1,041	$3.45

Based on Hypothetical 5% Annual Return
Class N	0.87%	$1,000	$1,021	$4.43
Class I	0.67%	$1,000	$1,022	$3.41

Six Months Ended December 31, 2022	Expense Ratio for the Period	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period*
AMG GW&K Municipal Bond Fund

Based on Actual Fund Return
Class N	0.73%	$1,000	$1,016	$3.71
Class I	0.39%	$1,000	$1,019	$1.98

Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,022	$3.72
Class I	0.39%	$1,000	$1,023	$1.99
AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return
Class N	0.99%	$1,000	$984	$4.95
Class I	0.64%	$1,000	$985	$3.20
Class Z	0.59%	$1,000	$985	$2.95

Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$5.04
Class I	0.64%	$1,000	$1,022	$3.26
Class Z	0.59%	$1,000	$1,022	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K ESG Bond Fund Class N (the “Fund”) shares returned (13.17)% for the year ended December 31, 2022, compared with the (13.01)% return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

In the first quarter of 2022, fixed income markets experienced their worst quarter in more than four decades amid an extraordinary confluence of economic and geopolitical shocks. Core inflation jumped to 5.4%, its highest level since 1983, on a broad-based rise in consumer prices. The U.S. Federal Reserve (the Fed) responded in kind, intensifying its hawkish rhetoric and laying out an aggressive course of hikes to bring inflation back to target. And in addition to exacting a tragic human toll, Russia’s invasion of Ukraine exacerbated already strained supply chains and commodity markets, threatening acute and prolonged shortages of materials vital to the basic functioning of the global economy. But for all this uncertainty and turmoil, there was a notable divergence between the performance of rates and credit; the former extended a historically severe downdraft, while the latter continued to enjoy a remarkably benign trading environment. How this disconnect eventually would resolve itself was a central question before investors, though policy uncertainty and heightened tensions seemed unlikely to subside anytime soon.

More volatility followed in the second quarter, as bonds traded in a wide range and struggled to commit to a consistent narrative. The central question revolved around how persistent inflation would be and what policy measures would be necessary to quell it. A natural deceleration would allow the Fed to pursue less aggressive policy and possibly achieve a soft landing; more recalcitrant price pressure would require the Fed to mount a harsher response and invite a potential recession. The implications of these two different paths were at odds, leading to a broad lack of conviction with no clear market direction. Similarly, puzzling was a consumer with a strong proclivity to spend but a deeply pessimistic outlook and a corporate sector earning solid profits but starting to announce layoffs. Additionally, China offered a potential bright spot as it emerged from recent shutdowns, but the Ukraine conflict lingered as a major threat to global energy and commodity markets. An imminent resolution to any of these tensions seemed unlikely, so disciplined risk management and careful analysis of relative value were of particular importance for the months ahead.

Fixed income markets were under extraordinary pressure in the third quarter as investors continued to adapt to restrictive monetary policy after more than a decade of accommodation. Stubbornly rising prices, hawkish central banks, and various geopolitical forces combined to tighten financial conditions and raise the cost of borrowing around the world. Defying expectations that it had peaked, inflation remained elevated and manifested across a broader and more entrenched collection of goods and services. The Fed also confounded expectations, projecting a more cautious outlook and a more aggressive path of hikes than most economists had anticipated. International pressures escalated as well, as currency market dislocations, political leadership changes in Europe and Asia, and multiple energy crises collectively drove a heightened sense of uncertainty. The variety and momentum of these forces suggested no near-term end to volatility, especially against a backdrop of increasingly expensive capital.

Bonds rebounded in the fourth quarter amid growing confidence that central banks have succeeded in slowing inflation and will soon be able to pursue less restrictive policy. This modest rally nevertheless ended up being too little, too late to help the bond market avoid its worst annual performance on record and an unprecedented second consecutive year of losses. Sentiment among both investors and consumers may have reached an inflection point, but data continue to justify some measure of caution: inflation is still stubbornly above the Fed’s target, the labor market shows few signs of loosening and corporations have yet to see a meaningful deterioration in earnings. Only the rate-sensitive housing market really stands out as a casualty of the Fed’s tightening campaign to this point. Whether the end of the cycle is imminent is likely to remain an open question, especially as investors await the realization of the “long and variable lag” that has yet to be fully reflected across so many segments of the economy.

FUND REVIEW

The Fund slightly underperformed the Index during the fiscal year. Yield curve positioning was a relative positive, given the Fund’s shorter relative duration in a period of rising rates. Our overweight allocation to corporates had a negative impact to performance amid the heightened spread volatility. Our preference for lower-rated securities within the investment grade corporate space also had a negative effect. On the positive side, being slightly underweight mortgage-backed securities (MBS) within Securitized and our bias to higher coupon mortgages were helpful to relative performance. Our out-of-benchmark allocation to high yield had little incremental impact on relative performance.

ESG (Environmental, Social, and Governance) remained an important area of focus for the corporate bond market in what could be viewed as a transition year in 2022. A growing list of companies have moved beyond publishing sustainability reports to set emissions reduction and net zero targets over the past year. Investors shook off an overall difficult market environment, from geopolitical turmoil to interest rate volatility, to demonstrate continued strong interest in ESG. This was also a landmark year for global sustainability regulation, with regulators across Europe, North America, and Asia introducing new rules and proposals related to reporting for both corporations and investors. In the U.S., the Inflation Reduction Act is poised to provide policy support for many companies of interest to ESG investors. We continue to integrate ESG as a core part of our fundamental investment process, while monitoring regulatory and policy actions that could influence the ESG investing landscape in the coming years.

OUTLOOK

The disconnect between the Fed’s projections and market pricing has widened following the most recent Summary of Economic Projections (SEP). The median estimate of Federal Open Market Committee (FOMC) participants for the overnight rate at the end of 2023 is 5.125%, up from 4.625% in September; the Fed Funds futures market sees a terminal rate of nearly 5.0% in June of 2023, and then two cuts by year end. There has also been a small but not insignificant chorus of economists calling for the FOMC to raise its target inflation to 3.0% from 2.0%, prompting objections that this would undermine the Fed’s hard-earned credibility. These are just two sources of tension in the rates market, and their resolution could have significant implications for both the level and the shape of the yield curve. We don’t believe investors are being sufficiently compensated for these risks, so duration and curve positioning is positioned relatively neutral to the benchmark.

Our fundamental view of credit is broadly constructive, and we believe balance sheets in general are sound and liquidity is sufficient. But we recognize the potential for macroeconomic forces to

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

alter this landscape and we don’t believe all these risks are adequately reflected in valuations. Consequently, our allocation to corporate credit is at the lower end of its historical range. Within the space, we see the best value at the front end, where higher quality credits in less rate-sensitive sectors offer attractive yields and compelling breakevens.

We have also been able to identify names that we believe can improve their credit profiles independently of a challenging macro backdrop. Our exposure to mortgages is neutral, as we believe the benefits of lower originations and potentially lower rate volatility are offset by event risks surrounding quantitative tightening and middling spread levels.	The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K ESG Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K ESG Bond Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K ESG Bond Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended December 31, 2022.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K ESG Bond Fund2, [3,4,5,6,7,8,9,10,11,12]

Class N	(13.17%)	0.07%	1.66%	7.11%	06/01/84

Class I	(12.99%)	0.26%	—	1.68%	04/01/13

Bloomberg U.S. Aggregate Bond Index[13]	(13.01%)	0.02%	1.06%	6.40%	06/01/84	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars($).

[2]  As of March 19, 2021, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers Loomis Sayles Bond Fund and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]  From time to time, the Fund’s investment manager has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[6]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[8]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[9]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

   significant market fluctuations. These risks are magnified in emerging markets.

[10] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of his strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the subadviser or any judgment exercised by the subadviser will reflect the beliefs or values of any particular investor.

[11] Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the fund will be indirectly exposed to all the risks of securities held by the ETFs.

[12] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[13] The Bloomberg U.S. Aggregate Bond Index an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K ESG Bond Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	51.4

U.S. Government and Agency Obligations	40.5

Municipal Bonds	5.9

Foreign Government Obligations	0.9

Short-Term Investments	2.1

Other Assets, less Liabilities	(0.8)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	41.0

Aaa/AAA	2.2

Aa/AA	8.6

A	7.0

Baa/BBB	23.7

Ba/BB	16.4

B	1.1

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	3.0

FHLMC, 3.000%, 04/01/51	3.0

FNMA, 3.500%, 02/01/35	2.2

FNMA, 3.500%, 08/01/49	2.1

FNMA, 2.000%, 04/01/51	2.1

U.S. Treasury Bonds, 1.875%, 02/15/51	2.1

FNMA, 3.500%, 02/01/47	2.0

U.S. Treasury Bonds, 3.125%, 05/15/48	1.9

FHLMC, 3.500%, 02/01/50	1.8

U.S. Treasury Bonds, 5.000%, 05/15/37	1.8

Top Ten as a Group	22.0

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2022

	Principal Amount	Value

Corporate Bonds and Notes - 51.4%

Financials - 12.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.650%, 10/29/24	$5,450,000	$5,027,082

Aircastle, Ltd. (Bermuda)
5.250%, 08/11/25[1]	2,282,000	2,194,686

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[2,3,4]	1,195,000	981,693

American Tower Corp.
4.400%, 02/15/26[5]	1,900,000	1,851,418

Bank of America Corp.
(3.559% to 04/23/26 then 3 month LIBOR + 1.060%), 3.559%, 04/23/27[2,4]	2,850,000	2,670,080
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[2,4]	2,775,000	2,276,024

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[2,3,4]	4,300,000	4,128,559

The Charles Schwab Corp.
Series I, (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[2,3,4]	4,400,000	3,817,000

Crown Castle, Inc.
4.000%, 03/01/27	2,300,000	2,193,392

First-Citizens Bank & Trust Co.
6.125%, 03/09/28	2,825,000	2,870,967

The Goldman Sachs Group, Inc.
6.750%, 10/01/37	1,850,000	1,973,993

JPMorgan Chase & Co.
(1.470% to 09/22/26 then SOFR + 0.765%), 1.470%, 09/22/27[2,4]	3,104,000	2,687,328

Morgan Stanley
3.950%, 04/23/27	2,200,000	2,077,664
(4.431% to 01/23/29 then 3 month LIBOR + 1.628%), 4.431%, 01/23/30[2,4]	2,948,000	2,743,714

Owl Rock Capital Corp.
4.250%, 01/15/26	2,300,000	2,111,443

SBA Communications Corp.
3.875%, 02/15/27	3,700,000	3,343,000

SLM Corp.
3.125%, 11/02/26	3,365,000	2,861,764
4.200%, 10/29/25	838,000	766,733

Starwood Property Trust, Inc.
4.750%, 03/15/25	1,700,000	1,622,224

Truist Financial Corp.
Series P, (4.950% to 12/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.605%), 4.950%, 09/01/25[2,3,4]	3,400,000	3,250,740

	Principal Amount	Value

VICI Properties LP/VICI Note Co., Inc.
3.500%, 02/15/25[1]	$1,900,000	$1,791,377

Wells Fargo & Co., MTN
(2.879% to 10/30/29 then 3 Month Term SOFR + 1.432%), 2.879%, 10/30/30[2,4]	3,435,000	2,917,705

Weyerhaeuser Co.
6.875%, 12/15/33	2,600,000	2,788,953

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 03/01/25[1]	1,250,000	1,186,682

Total Financials		60,134,221

Industrials - 37.2%

Advocate Health & Hospitals Corp.
4.272%, 08/15/48	1,700,000	1,443,252

AECOM
5.125%, 03/15/27	1,650,000	1,588,125

Air Products and Chemicals, Inc.
2.700%, 05/15/40	2,450,000	1,822,883

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[1]	5,750,000	5,101,162

Amazon.com, Inc.
4.600%, 12/01/25[5]	5,053,000	5,040,560

Anglo American Capital PLC (United Kingdom)
2.875%, 03/17/31[1,5]	3,554,000	2,901,876

Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	2,200,000	1,966,603

Aramark Services, Inc.
5.000%, 02/01/28[1,5]	3,220,000	3,004,051

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.250%, 09/01/28[1]	3,500,000	2,973,058

Ashtead Capital, Inc.
1.500%, 08/12/26[1]	3,536,000	3,017,590

AT&T, Inc.
4.300%, 02/15/30	2,200,000	2,071,513

Ball Corp.
2.875%, 08/15/30	3,875,000	3,092,715

Broadcom Corp./Broadcom Cayman Finance, Ltd.
3.875%, 01/15/27	3,019,000	2,855,642

CCO Holdings LLC/CCO Holdings Capital Corp.
5.500%, 05/01/26[1]	2,000,000	1,936,201

Celanese US Holdings LLC
6.050%, 03/15/25	5,085,000	5,065,216

Centene Corp.
3.375%, 02/15/30[5]	3,650,000	3,085,601

Cisco Systems, Inc.
5.500%, 01/15/40	1,650,000	1,716,999

Clearwater Paper Corp.
4.750%, 08/15/28[1]	1,950,000	1,713,418

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 37.2% (continued)

The Coca-Cola Co.
2.500%, 06/01/40	$2,400,000	$1,748,822

Cogent Communications Group, Inc.
3.500%, 05/01/26[1]	3,365,000	3,056,909

CommonSpirit Health
3.347%, 10/01/29	1,950,000	1,696,984

Crown Americas LLC/Crown Americas Capital Corp. V
4.250%, 09/30/26[5]	3,350,000	3,194,493

Dell International LLC/EMC Corp.
8.100%, 07/15/36	972,000	1,089,241

Dell, Inc.
7.100%, 04/15/28	2,950,000	3,145,746

Delta Air Lines, Inc.
7.375%, 01/15/26[5]	3,100,000	3,167,394

Discovery Communications LLC
3.950%, 03/20/28[5]	2,047,000	1,816,889

FMG Resources August 2006 Pty, Ltd. (Australia)
4.500%, 09/15/27[1]	3,000,000	2,767,500

The Ford Foundation
Series 2020, 2.415%, 06/01/50	2,725,000	1,714,252

Freeport-McMoRan, Inc.
4.625%, 08/01/30[5]	2,961,000	2,757,859

The Goodyear Tire & Rubber Co.
4.875%, 03/15/27[5]	500,000	457,365

Graphic Packaging International LLC
3.500%, 03/01/29[1]	2,850,000	2,428,279

Hanesbrands, Inc.
4.875%, 05/15/26[1,5]	3,250,000	2,904,106

Hasbro, Inc.
3.900%, 11/19/29	3,425,000	3,043,744

HB Fuller Co.
4.250%, 10/15/28	3,400,000	3,009,000

HCA, Inc.
3.500%, 09/01/30	3,050,000	2,630,553

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	3,600,000	3,262,356

The Home Depot, Inc.
5.875%, 12/16/36	1,600,000	1,711,065

Howmet Aerospace, Inc.
6.875%, 05/01/25	2,000,000	2,052,340

KB Home
4.800%, 11/15/29	1,222,000	1,062,639
6.875%, 06/15/27[5]	1,751,000	1,761,418

Lamar Media Corp.
4.875%, 01/15/29[5]	3,250,000	2,984,075

Merck & Co., Inc.
1.900%, 12/10/28	7,010,000	6,018,509

Meritage Homes Corp.
6.000%, 06/01/25	485,000	482,666

	Principal Amount	Value

MGM Resorts International
5.750%, 06/15/25	$1,175,000	$1,141,954

Microsoft Corp.
2.525%, 06/01/50	2,450,000	1,612,220

MSCI, Inc.
3.250%, 08/15/33[1]	2,015,000	1,556,101

Mueller Water Products, Inc.
4.000%, 06/15/29[1]	3,000,000	2,636,250

Murphy Oil USA, Inc.
4.750%, 09/15/29	3,250,000	2,973,848

Newell Brands, Inc.
4.450%, 04/01/26[6]	3,400,000	3,198,704

Novelis Corp.
3.250%, 11/15/26[1]	3,175,000	2,846,419

Owens Corning
7.000%, 12/01/36	1,800,000	1,904,913

Parker-Hannifin Corp.
3.250%, 06/14/29	1,900,000	1,696,696

Penske Automotive Group, Inc.
3.500%, 09/01/25[5]	2,000,000	1,856,119

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[1]	3,250,000	3,128,125

PulteGroup, Inc.
6.000%, 02/15/35	2,050,000	1,960,131

SK Hynix, Inc. (South Korea)
2.375%, 01/19/31[1]	3,000,000	2,199,494

Sonoco Products Co.
2.850%, 02/01/32	3,682,000	2,992,949

Sysco Corp.
2.400%, 02/15/30	4,475,000	3,719,568

Teleflex, Inc.
4.250%, 06/01/28[1]	3,350,000	3,058,081

Tenet Healthcare Corp.
4.875%, 01/01/26[1]	3,350,000	3,167,903

Toll Brothers Finance Corp.
4.875%, 03/15/27	3,250,000	3,103,212

Travel + Leisure Co.
5.650%, 04/01/24[6]	2,700,000	2,659,368

Twilio, Inc.
3.625%, 03/15/29	600,000	487,440
3.875%, 03/15/31[5]	2,694,000	2,137,298

United Parcel Service, Inc.
6.200%, 01/15/38	1,500,000	1,658,363

United Rentals North America, Inc.
3.875%, 02/15/31	3,650,000	3,059,759

Verizon Communications, Inc.
3.875%, 02/08/29[5]	3,460,000	3,246,398

VF Corp.
2.950%, 04/23/30[5]	2,100,000	1,744,175

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 37.2% (continued)

VMware, Inc.
3.900%, 08/21/27	$3,400,000	$3,173,153

Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	2,520,000	2,109,022

Walmart, Inc.
4.050%, 06/29/48	1,850,000	1,641,798

WESCO Distribution, Inc.
7.125%, 06/15/25[1]	1,600,000	1,620,019

Western Digital Corp.
4.750%, 02/15/26	1,916,000	1,804,336

Yum! Brands, Inc.
3.625%, 03/15/31	3,550,000	2,976,675

Total Industrials		183,431,160

Utilities - 2.0%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[2,3,4]	3,950,000	3,456,250

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	4,750,000	3,509,956

Northern States Power Co.
2.900%, 03/01/50	3,800,000	2,599,065

Total Utilities		9,565,271

Total Corporate Bonds and Notes
(Cost $288,413,877)		253,130,652

Municipal Bonds - 5.9%

California Health Facilities Financing Authority
4.190%, 06/01/37	3,500,000	3,126,553

California State General Obligation, School Improvements Build America Bonds, 7.550%, 04/01/39	2,300,000	2,878,754

Commonwealth of Massachusetts
Series B, 4.110%, 07/15/31	3,660,000	3,533,621

Dallas Fort Worth International Airport, Series A
4.507%, 11/01/51	1,000,000	898,819

JobsOhio Beverage System, Series A
2.833%, 01/01/38	3,700,000	2,890,756

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	3,225,000	3,368,776

Massachusetts School Building Authority
Series B, 1.753%, 08/15/30	4,500,000	3,673,920

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured)
7.425%, 02/15/29	3,550,000	3,821,584

Port Authority of New York & New Jersey
6.040%, 12/01/29	2,000,000	2,109,782

	Principal Amount	Value

University of California, Series BI
1.697%, 05/15/29	$3,650,000	$2,996,395

Total Municipal Bonds
(Cost $34,814,883)		29,298,960

U.S. Government and Agency Obligations - 40.5%

Fannie Mae - 17.2%

FNMA
2.000%, 04/01/51	12,427,952	10,147,515
2.500%, 11/01/50	5,079,053	4,326,132
3.500%, 02/01/35 to 02/01/51	39,894,854	37,465,019
4.000%, 07/01/44 to 01/01/51	24,014,213	22,930,759
4.500%, 05/01/48 to 06/01/49	6,969,461	6,872,502
5.000%, 05/01/50	3,240,435	3,248,364

Total Fannie Mae		84,990,291

Freddie Mac - 8.4%

FHLMC
2.000%, 03/01/36	8,784,509	7,835,185
3.000%, 04/01/51	16,670,090	14,676,474
3.500%, 02/01/50	9,647,506	8,898,566
4.500%, 10/01/48 to 12/01/48	10,081,490	9,887,915

Total Freddie Mac		41,298,140

U.S. Treasury Obligations - 14.9%

U.S. Treasury Bonds
1.250%, 05/15/50	4,625,000	2,489,009
1.875%, 02/15/51	15,912,000	10,112,822
2.250%, 05/15/41	19,759,000	14,853,982
2.500%, 02/15/46	2,096,000	1,568,234
3.125%, 05/15/48	11,143,000	9,364,908
3.500%, 02/15/39	7,852,000	7,375,052
5.000%, 05/15/37	7,846,000	8,762,388
6.750%, 08/15/26	2,579,000	2,800,431

U.S. Treasury Notes
0.250%, 03/15/24	5,868,000	5,562,910
0.500%, 02/28/26	3,270,000	2,913,749
2.500%, 01/31/25	3,450,000	3,319,008
2.625%, 02/15/29	4,763,000	4,402,054

Total U.S. Treasury Obligations		73,524,547

Total U.S. Government and Agency Obligations
(Cost $237,183,222)		199,812,978

Foreign Government Obligation - 0.9%

The Korea Development Bank (South Korea) 0.500%, 10/27/23 (Cost $4,552,913)	4,550,000	4,394,653

Short-Term Investments - 2.1%

Joint Repurchase Agreements - 1.5%[7]

Bank of America Securities, Inc., dated 12/30/22,due 01/03/23, 4.300% total to be received $1,761,488 (collateralized by various U.S. Government Agency Obligations, 1.500% - 6.500%, 05/01/37 - 05/01/58, totaling $1,795,860)	1,760,647	1,760,647

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 1.5%[7]
(continued)

Citigroup Global Markets, Inc., dated 12/30/22, due 01/03/23, 4.250% total to be received $369,995 (collateralized by various U.S. Treasuries, 0.000% - 4.500%, 04/11/23 - 10/31/29, totaling $377,216)	$369,820	$369,820

MUFG Securities America, Inc., dated 12/30/22, due 01/03/23, 4.300% total to be received $1,761,488 (collateralized by various U.S. Government Agency Obligations, 2.000% - 5.500%, 08/01/24 - 01/01/53, totaling $1,795,860)	1,760,647	1,760,647

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $1,761,496 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $1,795,860)	1,760,647	1,760,647

RBC Dominion Securities, Inc., dated 12/30/22, due 01/03/23, 4.300% total to be received $1,761,488 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.000%, 09/01/24 - 10/20/52, totaling $1,795,860)	1,760,647	1,760,647

Total Joint Repurchase Agreements		7,412,408

Principal Amount		Value
Repurchase Agreements - 0.6%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $3,071,416 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $3,131,490)	$3,070,000	$3,070,000

Total Short-Term Investments
(Cost $10,482,408)		10,482,408

Total Investments - 100.8%
(Cost $575,447,303)		497,119,651

Other Assets, less Liabilities - (0.8)%		(4,113,005)

Net Assets - 100.0%		$493,006,646

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of these securities amounted to $57,189,287 or 11.6% of net assets.

[2]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.

[3]	Perpetuity Bond. The date shown represents the next call date.

[4]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[5]

Some of these securities, amounting to $25,458,950 or 5.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$253,130,652	—	$253,130,652

Municipal Bonds†	—	29,298,960	—	29,298,960

U.S. Government and Agency Obligations†	—	199,812,978	—	199,812,978

Foreign Government Obligation†	—	4,394,653	—	4,394,653

Short-Term Investments

Joint Repurchase Agreements	—	7,412,408	—	7,412,408

Repurchase Agreements	—	3,070,000	—	3,070,000

Total Investments in Securities	—	$497,119,651	—	$497,119,651

†

All corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2022:

Asset-Backed Securities

Balance as of December 31, 2021	$2,475,909

Accrued discounts (premiums)	2,490

Realized gain (loss)	(207,677)

Change in unrealized appreciation/depreciation	4,633,827

Sales	(1,670,846)

Paydown	(5,233,703)

Transfers in to Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2022	$0

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2022	—

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”) Class N shares returned (14.17)% for the year ended December 31, 2022, compared to the return of (13.01)% for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

MARKET OVERVIEW

In the first quarter of 2022 fixed income markets experienced their worst quarter in more than four decades amid an extraordinary confluence of economic and geopolitical shocks. Core inflation jumped to 5.4%, its highest level since 1983, on a broad-based rise in consumer prices. The U.S. Federal Reserve (the Fed) responded in kind, intensifying their hawkish rhetoric and laying out an aggressive course of hikes to bring inflation back to target. And—in addition to exacting a tragic human toll—Russia’s invasion of Ukraine exacerbated already strained supply chains and commodity markets, threatening acute and prolonged shortages of materials vital to the basic functioning of the global economy. But for all this uncertainty and turmoil, there was a notable divergence between the performance of rates and credit; the former extended a historically severe downdraft, while the latter continued to enjoy a remarkably benign trading environment. How this disconnect eventually would resolve itself was a central question before investors, though policy uncertainty and heightened tensions seemed unlikely to subside anytime soon.

More volatility followed in the second quarter, as bonds traded in a wide range and struggled to commit to a consistent narrative. The central question revolved around how persistent inflation would be and what policy measures would be necessary to quell it. A natural deceleration would allow the Fed to pursue less aggressive policy and possibly achieve a soft landing; more recalcitrant price pressure would require the Fed to mount a harsher response and invite a potential recession. The implications of these two different paths were at odds, leading to a broad lack of conviction with no clear market direction. Similarly, puzzling was a consumer with a strong proclivity to spend but a deeply pessimistic outlook and a corporate sector earning solid profits but starting to announce layoffs. Additionally, China offered a potential bright spot as it emerged from recent shutdowns, but the Ukraine conflict lingered as a major threat to global energy and commodity markets. An imminent resolution to any of these tensions seemed unlikely, so disciplined risk management and careful analysis of relative value were of particular importance for the months ahead.

Fixed income markets were under extraordinary pressure in the third quarter as investors continued to adapt to restrictive monetary policy after more than a decade of accommodation. Stubbornly rising prices, hawkish central banks, and various geopolitical forces combined to tighten financial conditions and raise the cost of borrowing around the world. Defying expectations that it had peaked, inflation remained elevated and manifested across a broader and more entrenched collection of goods and services. The Fed also confounded expectations, projecting a more cautious outlook and a more aggressive path of hikes than most economists had anticipated. International pressures escalated as well, as currency market dislocations, political leadership changes in Europe and Asia, and multiple energy crises collectively drove a heightened sense of uncertainty. The variety and momentum of these forces suggested no near-term end to volatility, especially against a backdrop of increasingly expensive capital.

Bonds rebounded in the fourth quarter amid growing confidence that central banks have succeeded in slowing inflation and will soon be able to pursue less restrictive policy. This modest rally nevertheless ended up being too little, too late to help the bond market avoid its worst annual performance on record and an unprecedented second consecutive year of losses. Sentiment among both investors and consumers may have reached an inflection point, but data continue to justify some measure of caution: inflation is still stubbornly above the Fed’s target, the labor market shows few signs of loosening, and corporations have yet to see a meaningful deterioration in earnings. Only the rate-sensitive housing market really stands out as a casualty of the Fed’s tightening campaign to this point. Whether the end of the cycle is imminent is likely to remain an open question, especially as investors await the realization of the “long and variable lag” that has yet to be fully reflected across so many segments of the economy.

FUND REVIEW

The Fund underperformed the Index during the fiscal year. Yield curve positioning was a relative positive, given the Fund’s shorter relative duration in a period of rising rates. Our overweight allocation to corporates had a negative impact on performance amid the heightened spread volatility. Our preference for lower-rated securities within the investment grade corporate space also had a negative effect. On the positive side, our bias to higher coupon mortgages was helpful to relative performance. Our out-of-benchmark allocation to high yield had an incrementally positive influence on overall corporate security selection.

ESG (Environmental, Social, and Governance) remained an important area of focus for the corporate bond market in what could be viewed as a transition year in 2022. A growing list of companies have moved beyond publishing sustainability reports to set emissions reduction and net zero targets over the past year. Investors shook off an overall difficult market environment, from geopolitical turmoil to interest rate volatility, to demonstrate continued strong interest in ESG. This was also a landmark year for global sustainability regulation, with regulators across Europe, North America, and Asia introducing new rules and proposals related to reporting for both corporations and investors. In the U.S., the Inflation Reduction Act is poised to provide policy support for many companies of interest to ESG investors. We continue to integrate ESG as a core part of our fundamental investment process, while monitoring regulatory and policy actions that could influence the ESG investing landscape in the coming years.

OUTLOOK

The disconnect between the Fed’s projections and market pricing has widened following the most recent Summary of Economic Projections (SEP). The median estimate of Federal Open Market Committee (FOMC) participants for the overnight rate at the end of 2023 is 5.125%, up from 4.625% in September; the Fed Funds futures market sees a terminal rate of nearly 5% in June of 2023, and then two cuts by year end. There has also been a small but not insignificant chorus of economists calling for the FOMC to raise its target inflation to 3.0% from 2.0%, prompting objections that this would undermine the Fed’s hard-earned credibility. These are just two sources of tension in the rates market, and their resolution could have significant implications for both the level and the shape of the yield curve. We don’t believe investors are being sufficiently compensated for these risks, so duration and curve positioning is relatively neutral relative to its benchmark.

Our fundamental view of credit is broadly constructive, and we believe balance sheets in general are sound and liquidity is sufficient. But we recognize the potential for macroeconomic forces to alter this landscape and we don’t believe all these

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

risks are adequately reflected in valuations. Consequently, our allocation to corporate credit is at the lower end of its historical range. Within the space, we see the best value at the front end, where higher quality credits in less rate-sensitive sectors offer attractive yields and compelling breakevens. We have also been able to identify names that we believe can improve their credit profiles independently of a challenging macro backdrop. Our exposure to mortgages is neutral, as we believe the benefits of lower originations and potentially lower rate volatility are offset by event risks surrounding quantitative tightening and middling spread levels.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended December 31, 2022.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years

AMG GW&K Enhanced Core Bond ESG Fund[2,3,4,5,6,7,8,9]

Class N	(14.17%	)	0.16%	0.99%

Class I	(14.07%	)	0.32%	1.16%

Class Z	(14.00%	)	0.41%	1.24%

Bloomberg U.S. Aggregate Bond Index[10]	(13.01%	)	0.02%	1.06%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8] Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[9] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

    Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[10]  The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg	does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	48.3

Corporate Bonds and Notes	42.5

Municipal Bonds	6.4

Foreign Government Obligations	0.8

Short-Term Investments	3.7

Other Assets, less Liabilities	(1.7)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	49.2

Aaa/AAA	3.3

Aa/AA	7.0

A	8.1

Baa/BBB	22.6

Ba/BB	9.3

B	0.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 3.500%, 02/15/39	3.5

FNMA, 4.000%, 10/01/43	2.2

U.S. Treasury Bonds, 1.875%, 02/15/51	2.0

FNMA, 4.500%, 09/01/46	2.0

U.S. Treasury Bonds, 2.250%, 05/15/41	2.0

FNMA, 3.500%, 02/01/47	1.9

FHLMC, 3.000%, 03/01/51	1.7

U.S. Treasury Bonds, 3.125%, 05/15/48	1.7

California State General Obligation, School Improvements, , 7.550%, 04/01/39	1.6

FNMA, 3.500%, 07/01/50	1.6

Top Ten as a Group	20.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments December 31, 2022

	Principal Amount	Value

Corporate Bonds and Notes - 42.5%

Financials - 12.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$450,000	$415,080

Air Lease Corp. 2.875%, 01/15/26	248,000	229,463

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	505,000	414,858

American Tower Corp.
2.950%, 01/15/51	265,000	164,065

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[1,3]	373,000	305,931

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	221,000	212,189

Boston Properties, LP
3.400%, 06/21/29	473,000	407,352

Crown Castle, Inc.
4.300%, 02/15/29[4]	325,000	306,910

First-Citizens Bank & Trust Co.
6.125%, 03/09/28	355,000	360,776

The Goldman Sachs Group, Inc.
3.500%, 04/01/25	211,000	202,907
Series O, (5.300% to 11/10/26 then 3 month LIBOR + 3.834%), 5.300%, 11/10/26[1,2,3]	243,000	230,604

JPMorgan Chase & Co.
(1.470% to 09/22/26 then SOFR + 0.765%), 1.470%, 09/22/27[1,3]	250,000	216,441

Morgan Stanley
(4.431% to 01/23/29 then 3 month LIBOR + 1.628%), 4.431%, 01/23/30[1,3]	435,000	404,856

SBA Communications Corp.
3.875%, 02/15/27	205,000	185,220

SLM Corp.
3.125%, 11/02/26	260,000	221,117

Starwood Property Trust, Inc.
5.500%, 11/01/23[5]	161,000	159,598

Wells Fargo & Co., MTN
(2.879% to 10/30/29 then 3 month Term + 1.432%), 2.879%, 10/30/30[1,3]	475,000	403,467

Total Financials		4,840,834

Industrials - 29.8%

AECOM
5.125%, 03/15/27	204,000	196,350

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[5]	480,000	425,836

	Principal Amount	Value

Amazon.com, Inc.
4.600%, 12/01/25[4]	$389,000	$388,042

Anglo American Capital PLC (United Kingdom)
2.875%, 03/17/31[5]	277,000	226,173

Aramark Services, Inc.
5.000%, 02/01/28[4,5]	212,000	197,782

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.250%, 09/01/28[4,5]	400,000	339,778

Ashtead Capital, Inc.
1.500%, 08/12/26[5]	508,000	433,523

Ball Corp.
2.875%, 08/15/30[4]	203,000	162,018

Block Financial LLC
3.875%, 08/15/30	142,000	124,236

Celanese US Holdings LLC
6.050%, 03/15/25	411,000	409,401

Centene Corp.
2.500%, 03/01/31	328,000	256,651

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	427,000	418,503

Clearwater Paper Corp.
4.750%, 08/15/28[5]	242,000	212,640

The Coca-Cola Co.
2.500%, 06/01/40	110,000	80,154

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	312,000	283,434

Comcast Corp.
4.150%, 10/15/28	234,000	224,394

CommonSpirit Health
3.347%, 10/01/29	458,000	398,574

Crown Americas LLC/Crown Americas Capital Corp. V
4.250%, 09/30/26[4]	275,000	262,235

Dell, Inc.
7.100%, 04/15/28[4]	379,000	404,148

Discovery Communications LLC
3.950%, 03/20/28	483,000	428,704

Fiserv, Inc.
4.200%, 10/01/28	423,000	400,137

The Ford Foundation
Series 2020, 2.415%, 06/01/50	508,000	319,574

Freeport-McMoRan, Inc.
4.625%, 08/01/30[4]	176,000	163,925

HCA, Inc.
3.500%, 09/01/30	207,000	178,533

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	220,000	199,366

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 29.8% (continued)

Howmet Aerospace, Inc.
5.900%, 02/01/27	$161,000	$160,095

KB Home
4.800%, 11/15/29	231,000	200,875

Kraft Heinz Foods Co.
4.250%, 03/01/31	366,000	342,157

Merck & Co., Inc.
1.900%, 12/10/28	479,000	411,250

Microsoft Corp.
2.525%, 06/01/50	486,000	319,812

MSCI, Inc.
3.250%, 08/15/33[5]	218,000	168,352

Murphy Oil USA, Inc.
4.750%, 09/15/29	60,000	54,902
5.625%, 05/01/27	165,000	160,217

Newell Brands, Inc.
4.450%, 04/01/26[6]	221,000	207,916

Novelis Corp.
3.250%, 11/15/26[5]	210,000	188,267

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[5]	189,000	181,913

PulteGroup, Inc.
5.000%, 01/15/27[4]	407,000	402,322

Sonoco Products Co.
2.850%, 02/01/32	501,000	407,243

Sysco Corp.
2.400%, 02/15/30	463,000	384,840

Tenet Healthcare Corp.
4.875%, 01/01/26[5]	185,000	174,944

Travel + Leisure Co.
5.650%, 04/01/24[6]	167,000	164,487

United Rentals North America, Inc.
3.875%, 02/15/31	195,000	163,467

Verizon Communications, Inc.
3.875%, 02/08/29[4]	419,000	393,133

Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	325,000	271,997

WESCO Distribution, Inc.
7.250%, 06/15/28[5]	175,000	177,270

Total Industrials		12,069,570

Utilities - 0.7%

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	377,000	278,580

Total Corporate Bonds and Notes (Cost $19,554,986)		17,188,984

	Principal Amount	Value

Municipal Bonds - 6.4%

California Health Facilities Financing Authority
4.190%, 06/01/37	$225,000	$200,993

California State General Obligation, School Improvements Build America Bonds, 7.550%, 04/01/39	525,000	657,107

Commonwealth of Massachusetts Series B, 4.110%, 07/15/31	300,000	289,641

County of Miami-Dade FL Aviation Revenue, Series C
4.280%, 10/01/41	455,000	401,833

Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	390,000	407,387

Massachusetts School Building Authority
Series B, 1.753%, 08/15/30	448,000	365,759

University of California, University & College Improvements
Series BD, 3.349%, 07/01/29	300,000	274,097

Total Municipal Bonds (Cost $2,962,506)		2,596,817

U.S. Government and Agency Obligations - 48.3%

Fannie Mae - 26.6%

FNMA
3.000%, 06/01/38	527,353	494,509
3.500%, 02/01/33 to 07/01/50	4,241,273	3,969,806
4.000%, 10/01/43 to 03/01/50	1,850,393	1,771,372
4.500%, 04/01/39 to 08/01/50	1,517,009	1,495,390
5.000%, 07/01/47 to 08/01/50	837,562	850,127

FNMA Pool
3.000%, 06/01/33 to 05/01/50	880,831	804,077
3.500%, 01/01/36	177,615	170,131
4.000%, 05/01/47 to 06/01/49	739,997	709,513
4.500%, 01/01/44 to 05/01/48	506,713	502,011

Total Fannie Mae		10,766,936

Freddie Mac - 6.5%

FHLMC
3.000%, 03/01/50 to 03/01/51	1,309,573	1,157,644
4.000%, 07/01/48 to 09/01/50	382,919	365,536
4.500%, 10/01/41	478,743	474,593

FHLMC Gold Pool
3.500%, 02/01/30 to 04/01/46	661,039	627,804

Total Freddie Mac		2,625,577

U.S. Treasury Obligations - 15.2%

U.S. Treasury Bonds
1.875%, 02/15/51	1,290,000	819,855
2.250%, 05/15/41	1,057,000	794,608
2.500%, 02/15/46	318,000	237,929
3.125%, 05/15/48	816,000	685,791
3.500%, 02/15/39	1,503,000	1,411,704
5.000%, 05/15/37	523,000	584,085

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Treasury Obligations - 15.2% (continued)

U.S. Treasury Bonds
6.750%, 08/15/26	$544,000	$590,708

U.S. Treasury Notes
1.625%, 02/15/26	573,000	529,935
1.875%, 02/15/32	297,000	251,951
2.125%, 09/30/24	236,000	226,477

Total U.S. Treasury Obligations		6,133,043

Total U.S. Government and Agency Obligations (Cost $22,257,041)		19,525,556

Foreign Government Obligation - 0.8%

The Korea Development Bank (South Korea)
0.500%, 10/27/23 (Cost $345,761)	346,000	334,187

Short-Term Investments - 3.7%

Joint Repurchase Agreements - 3.1%[7]

Citigroup Global Markets, Inc., dated 12/30/22, due 01/03/23, 4.250% total to be received $242,930 (collateralized by various U.S. Treasuries, 0.000% - 4.500%, 04/11/23 - 10/31/29, totaling $247,671)	242,815	242,815

	Principal Amount	Value

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $1,000,482 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,242,815

Repurchase Agreements - 0.6%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $230,106 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $234,600)	230,000	230,000

Total Short-Term Investments (Cost $1,472,815)		1,472,815

Total Investments - 101.7% (Cost $46,593,109)		41,118,359

Other Assets, less Liabilities - (1.7)%		(671,486)

Net Assets - 100.0%		$40,446,873

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $2,393,361 or 5.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of these securities amounted to $3,169,510 or 7.8% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

FHLMC	Freddie Mac

FNMA	Fannie Mae

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$17,188,984	—	$17,188,984

Municipal Bonds†	—	2,596,817	—	2,596,817

U.S. Government and Agency Obligations†	—	19,525,556	—	19,525,556

Foreign Government Obligation†	—	334,187	—	334,187

Short-Term Investments

Joint Repurchase Agreements	—	1,242,815	—	1,242,815

Repurchase Agreements	—	230,000	—	230,000

Total Investments in Securities	—	$41,118,359	—	$41,118,359

†

All corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligation held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligation by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K High Income Fund (the “Fund”) Class N shares returned (6.80)% during the year ended December 31, 2022, compared to the (5.30)% return for the Bloomberg U.S. High Yield 1–5 Year Ba Index (the “Index”).

MARKET OVERVIEW

In the first quarter of 2022, fixed income markets experienced their worst quarter in more than four decades amid an extraordinary confluence of economic and geopolitical shocks. Core inflation jumped to 5.4%, its highest level since 1983, on a broad-based rise in consumer prices. The U.S. Federal Reserve (the Fed) responded in kind, intensifying its hawkish rhetoric and laying out an aggressive course of hikes to bring inflation back to target. And—in addition to exacting a tragic human toll—Russia’s invasion of Ukraine exacerbated already strained supply chains and commodity markets, threatening acute and prolonged shortages of materials vital to the basic functioning of the global economy. But for all this uncertainty and turmoil, there was a notable divergence between the performance of rates and credit; the former extended a historically severe downdraft, while the latter continued to enjoy a remarkably benign trading environment. How this disconnect eventually would resolve itself was a central question before investors, though policy uncertainty and heightened tensions seemed unlikely to subside anytime soon.

More volatility followed in the second quarter as bonds traded in a wide range and struggled to commit to a consistent narrative. The central question revolved around how persistent inflation would be and what policy measures would be necessary to quell it. A natural deceleration would allow the Fed to pursue less aggressive policy and possibly achieve a soft landing; more recalcitrant price pressure would require the Fed to mount a harsher response and invite a potential recession. The implications of these two different paths were at odds, leading to a broad lack of conviction with no clear market direction. Similarly, puzzling was a consumer with a strong proclivity to spend but a deeply pessimistic outlook and a corporate sector earning solid profits but starting to announce layoffs.

Additionally, China offered a potential bright spot as it emerged from recent shutdowns, but the Ukraine conflict lingered as a major threat to global energy and commodity markets. An imminent resolution to any of these tensions seemed unlikely, so disciplined risk management and careful analysis of relative value were of particular importance for the months ahead.

Fixed income markets were under extraordinary pressure in the third quarter as investors continued to adapt to restrictive monetary policy after more than a decade of accommodation. Stubbornly rising prices, hawkish central banks, and various geopolitical forces combined to tighten financial conditions and raise the cost of borrowing around the world. Defying expectations that it had peaked, inflation remained elevated and manifested across a broader and more entrenched collection of goods and services. The Fed also confounded expectations, projecting a more cautious outlook and a more aggressive path of hikes than most economists had anticipated. International pressures escalated as well, as currency market dislocations, political leadership changes in Europe and Asia, and multiple energy crises collectively drove a heightened sense of uncertainty. The variety and momentum of these forces suggested no near-term end to volatility, especially against a backdrop of increasingly expensive capital.

Bonds rebounded in the fourth quarter amid growing confidence that central banks have succeeded in slowing inflation and will soon be able to pursue less restrictive policy. This modest rally nevertheless ended up being too little, too late to help the bond market avoid its worst annual performance on record and an unprecedented second consecutive year of losses. Sentiment among both investors and consumers may have reached an inflection point, but data continue to justify some measure of caution: inflation is still stubbornly above the Fed’s target, the labor market shows few signs of loosening, and corporations have yet to see a meaningful deterioration in earnings. Only the rate-sensitive housing market really stands out as a casualty of the Fed’s tightening campaign to this point. Whether the end of the cycle is imminent is likely to remain an open question, especially as investors await the realization of the “long and variable lag” that has yet to be fully reflected across so many segments of the economy.

FUND REVIEW

The Fund underperformed the Index during the fiscal year mainly because of its longer duration in the rising rate environment. Security selection was mixed overall but our out-of-benchmark allocation to preferreds had a notable negative effect.

OUTLOOK

The disconnect between the Fed’s projections and market pricing has widened following the most recent Summary of Economic Projections (SEP). The median estimate of Federal Open Market Committee (FOMC) participants for the overnight rate at the end of 2023 is 5.125%, up from 4.625% in September; the Federal Funds futures market sees a terminal rate of nearly 5.0% in June of 2023 and then two cuts by year end. There has also been a small but not insignificant chorus of economists calling for the FOMC to raise its target inflation to 3.0% from 2.0%, prompting objections that this would undermine the Fed’s hard-earned credibility. These are just two sources of tension in the rates market, and their resolution could have significant implications for both the level and the shape of the yield curve. We don’t believe investors are being sufficiently compensated for these risks.

Our fundamental view of credit is broadly constructive, and we believe balance sheets in general are sound and liquidity is sufficient. But we recognize the potential for macroeconomic forces to alter this landscape and we don’t believe all these risks are adequately reflected in valuations. Within the space, we see value at the front end, where quality credits offer attractive yields and compelling breakevens. We have also been able to identify names that we believe can improve their credit profiles independently of a challenging macro backdrop.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K High Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K High Income Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K High Income Fund and the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time periods ended December 31, 2022.

	One Year	Five Years	Ten Years	Since Inception	Inception Date
Average Annual Total Returns[1]
AMG GW&K High Income Fund2, [3,4,5,6,7]

Class N	(6.80%)	2.26%	2.01%	4.54%	03/25/94

Class I	(6.63%)	—	—	(1.79%)	03/15/21

Bloomberg U.S. High Yield 1-5 Year Ba Index[8]	(5.30%)	3.13%	3.88%	—	03/25/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars($).

[2]	From time to time the Fund’s investment manager has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

As of December 4, 2020, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Global Income Opportunity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]	The issuer of the bonds may not be able to meet interest or principal payments when the bonds come due.

[8]

The Bloomberg U.S. High Yield 1-5 Year Ba Index, a subset of the Bloomberg High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg U.S. High Yield 1-5 Year Ba Index is unmanaged, is not available for investment and does not incur expenses.

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value

AMG GW&K High Income Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	97.6

Short-Term Investments[1]	8.7

Other Assets, less Liabilities[1]	(6.3)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

Rating	% of Market Value[1]

Baa/BBB	28.3

Ba/BB	61.1

B	10.6

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Ford Motor Co., 4.346%, 12/08/26	1.8

Matador Resources Co., 5.875%, 09/15/26	1.6

SM Energy Co., 5.625%, 06/01/25	1.6

Southwestern Energy Co., 8.375%, 09/15/28	1.6

Aircastle, Ltd., 4.250%, 06/15/26 (Bermuda)	1.5

Ball Corp., 5.250%, 07/01/25	1.5

NuStar Logistics LP, 5.625%, 04/28/27	1.5

Western Midstream Operating LP, 4.650%, 07/01/26	1.5

DCP Midstream Operating LP, 5.375%, 07/15/25	1.4

Starwood Property Trust, Inc., 4.750%, 03/15/25	1.4

Top Ten as a Group	15.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund Schedule of Portfolio Investments December 31, 2022

	Principal Amount	Value

Corporate Bonds and Notes - 97.6%

Financials - 15.1%

Aircastle, Ltd. (Bermuda)
4.250%, 06/15/26	$278,000	$261,439

Ally Financial, Inc.
Series B
(4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[1,2,3,4]	187,000	125,056

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,4]	186,000	152,799

The Charles Schwab Corp.
Series I
(4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[1,2,4]	131,000	113,643

Citigroup, Inc.
(3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[1,2,4]	276,000	235,290

The Goldman Sachs Group, Inc.
Series U
(3.650% to 08/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.915%), 3.650%, 08/10/26[1,2,3,4]	155,000	125,163

JPMorgan Chase & Co.
Series HH
(4.600% to 02/01/25 then SOFR + 3.125%), 4.600%, 02/01/25[1,2,4]	99,000	87,244

MetLife, Inc.
Series G
(3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3,4]	136,000	126,310

Morgan Stanley
Series M
(5.875% to 09/15/26 then 3 month LIBOR + 4.435%), 5.875%, 09/15/26[1,2,3,4]	194,000	189,631

Navient Corp.
6.125%, 03/25/24	180,000	176,331

SBA Communications Corp.
3.875%, 02/15/27	225,000	203,291

SLM Corp.
4.200%, 10/29/25	259,000	236,974

Starwood Property Trust, Inc.
4.750%, 03/15/25	250,000	238,562

VICI Properties LP/VICI Note Co., Inc.
3.500%, 02/15/25[5]	27,000	25,456
4.250%, 12/01/26[5]	165,000	153,932

	Principal Amount	Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 03/01/25[5]	$170,000	$161,389

Total Financials		2,612,510

Industrials - 79.9%

AECOM
5.125%, 03/15/27	169,000	162,663

Alcoa Nederland Holding BV (Netherlands)
6.125%, 05/15/28[5]	200,000	197,024

American Airlines Inc/AAdvantage Loyalty IP, Ltd.
5.500%, 04/20/26[5]	211,000	202,907

American Axle & Manufacturing, Inc.
6.250%, 03/15/26	206,000	192,355

Aramark Services, Inc.
5.000%, 02/01/28[5]	138,000	128,745

ATI, Inc.
4.875%, 10/01/29	139,000	122,838

Avient Corp.
5.750%, 05/15/25[5]	135,000	131,625

Ball Corp.
5.250%, 07/01/25	262,000	258,580

Bath & Body Works, Inc.
6.694%, 01/15/27	123,000	122,116

Caesars Entertainment, Inc.
6.250%, 07/01/25[5]	170,000	165,185

Callon Petroleum Co.
6.375%, 07/01/26	185,000	172,428

CCO Holdings LLC/CCO Holdings Capital Corp.
5.500%, 05/01/26[5]	179,000	173,290

CDW LLC/CDW Finance Corp.
5.500%, 12/01/24	133,000	132,992

Centene Corp.
4.250%, 12/15/27	231,000	216,646

Cheniere Energy Partners LP
4.500%, 10/01/29	155,000	139,379

Chord Energy Corp.
6.375%, 06/01/26[5]	177,000	172,386

Clearwater Paper Corp.
5.375%, 02/01/25[5]	230,000	223,478

Cleveland-Cliffs, Inc.
5.875%, 06/01/27[3]	174,000	166,226

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	188,000	170,787

Crown Cork & Seal Co., Inc.
7.375%, 12/15/26	185,000	190,459

Dana, Inc.
5.625%, 06/15/28	123,000	111,889

DCP Midstream Operating LP
5.375%, 07/15/25	249,000	246,684

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 79.9% (continued)

Delta Air Lines, Inc.
7.375%, 01/15/26[3]	$225,000	$229,891

Elanco Animal Health, Inc.
6.400%, 08/28/28	126,000	119,890

Embraer Netherlands Finance BV (Netherlands)
5.050%, 06/15/25	198,000	192,161

Encompass Health Corp.
4.500%, 02/01/28	178,000	161,695

Energy Transfer LP
5.250%, 04/15/29	180,000	174,052

EQT Corp.
5.700%, 04/01/28	183,000	182,017

FMG Resources August 2006 Pty, Ltd. (Australia)
4.500%, 09/15/27[5]	94,000	86,715

Ford Motor Co.
4.346%, 12/08/26[3]	326,000	309,159
5.291%, 12/08/46	77,000	58,675

Fortress Transportation and Infrastructure Investors LLC
6.500%, 10/01/25[5]	179,000	168,296

General Motors Co.
6.800%, 10/01/27[3]	161,000	167,115

The Goodyear Tire & Rubber Co.
4.875%, 03/15/27[3]	258,000	236,000

Hanesbrands, Inc.
4.875%, 05/15/26[5]	157,000	140,291

HB Fuller Co.
4.250%, 10/15/28	146,000	129,210

HCA, Inc.
5.375%, 02/01/25	139,000	138,832

Hillenbrand, Inc.
5.000%, 09/15/26[6]	126,000	121,628

Howmet Aerospace, Inc.
5.900%, 02/01/27	80,000	79,550
6.875%, 05/01/25[3]	114,000	116,983

Hudbay Minerals, Inc. (Canada)
4.500%, 04/01/26[5]	97,000	88,109

KB Home
4.000%, 06/15/31	85,000	68,327

Kraft Heinz Foods Co.
4.375%, 06/01/46	76,000	61,758

Lamar Media Corp.
4.875%, 01/15/29[3]	175,000	160,681

Matador Resources Co.
5.875%, 09/15/26[3]	283,000	272,093

Mattel, Inc.
3.375%, 04/01/26[5]	218,000	200,430

MEG Energy Corp. (Canada)
5.875%, 02/01/29[5]	175,000	165,029

	Principal Amount	Value

Meritage Homes Corp.
6.000%, 06/01/25	$148,000	$147,288

Methanex Corp. (Canada)
5.125%, 10/15/27	183,000	169,733

MGM Resorts International
5.750%, 06/15/25[3]	210,000	204,094

Mueller Water Products, Inc.
4.000%, 06/15/29[5]	183,000	160,811

Murphy Oil Corp.
6.375%, 07/15/28	170,000	163,633

Murphy Oil USA, Inc.
5.625%, 05/01/27	180,000	174,782

Newell Brands, Inc.
4.450%, 04/01/26[6]	181,000	170,284

Novelis Corp.
3.250%, 11/15/26[5]	189,000	169,440

NuStar Logistics LP
5.625%, 04/28/27	276,000	258,076

Occidental Petroleum Corp.
7.875%, 09/15/31	151,000	166,704

Olin Corp.
5.125%, 09/15/27	204,000	192,780

Owens-Brockway Glass Container, Inc.
6.375%, 08/15/25[5]	198,000	194,018

Penn Entertainment, Inc.
4.125%, 07/01/29[5]	183,000	144,571

Penske Automotive Group, Inc.
3.500%, 09/01/25	174,000	161,482

Permian Resources Operating LLC
5.375%, 01/15/26[5]	190,000	172,954

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[5]	225,000	216,562

PTC, Inc.
3.625%, 02/15/25[5]	218,000	207,630

Sealed Air Corp.
5.500%, 09/15/25[5]	182,000	179,386

Silgan Holdings, Inc.
4.125%, 02/01/28	137,000	126,747

Southwestern Energy Co.
8.375%, 09/15/28	260,000	268,045

Sprint LLC
7.125%, 06/15/24	213,000	217,162

Tenet Healthcare Corp.
4.875%, 01/01/26[5]	177,000	167,379

Teva Pharmaceutical Finance Netherlands III, B.V.
(Netherlands)
3.150%, 10/01/26	201,000	175,775

Toll Brothers Finance Corp.
4.350%, 02/15/28	190,000	172,627

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 79.9% (continued)

TransDigm, Inc.
6.250%, 03/15/26[5]	$172,000	$169,625

Travel + Leisure Co.
5.650%, 04/01/24[6]	97,000	95,540
6.600%, 10/01/25[6]	75,000	73,691

Trinity Industries, Inc.
4.550%, 10/01/24	182,000	176,602

United Airlines Holdings, Inc.
4.875%, 01/15/25[3]	110,000	105,050
5.000%, 02/01/24[3]	157,000	154,253

United Rentals North America, Inc.
4.875%, 01/15/28	183,000	173,420

United States Steel Corp.
6.875%, 03/01/29[3]	133,000	129,096

Wabash National Corp.
4.500%, 10/15/28[5]	153,000	130,293

WESCO Distribution, Inc.
7.250%, 06/15/28[5]	118,000	119,531

Western Digital Corp.
4.750%, 02/15/26	137,000	129,016

Western Midstream Operating LP
4.650%, 07/01/26	269,000	255,297

Westlake Corp.
0.875%, 08/15/24	73,000	67,782

Total Industrials		13,790,428

Utilities - 2.6%

NRG Energy, Inc.
5.250%, 06/15/29[5]	195,000	172,134

SM Energy Co.
5.625%, 06/01/25	283,000	271,677

Total Utilities		443,811

Total Corporate Bonds and Notes
(Cost $17,730,127)		16,846,749

	Principal Amount	Value
Short-Term Investments - 8.7%

Joint Repurchase Agreements - 7.3%[7]

Citigroup Global Markets, Inc., dated 12/30/22, due 01/03/23, 4.250% total to be received $253,367 (collateralized by various U.S. Treasuries, 0.000% - 4.500%, 04/11/23 - 10/31/29, totaling $258,312)	$253,247	$253,247

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $1,000,482 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,253,247

Repurchase Agreements - 1.4%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $248,114 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $252,973)	248,000	248,000

Total Short-Term Investments
(Cost $1,501,247)		1,501,247

Total Investments - 106.3%
(Cost $19,231,374)		18,347,996

Other Assets, less Liabilities - (6.3)%		(1,079,447)

Net Assets - 100.0%		$17,268,549

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Some of these securities, amounting to $1,415,713 or 8.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[4]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of these securities amounted to $4,959,408 or 28.7% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$16,846,749	—	$16,846,749

Short-Term Investments

Joint Repurchase Agreements	—	1,253,247	—	1,253,247

Repurchase Agreements	—	248,000	—	248,000

Total Investments in Securities	—	$18,347,996	—	$18,347,996

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2022, AMG GW&K Municipal Bond Fund (the “Fund”) Class N shares returned (7.80)%, compared to the (6.57)% return for its benchmark, the Bloomberg 10-Year Municipal Bond Index (the “Index”).

In the first quarter of 2022, municipal bonds suffered their worst quarter of performance in 40 years, getting caught in a Treasury market rout that stemmed from the mounting determination of central banks to combat sustained inflationary pressure. Coming into 2022, the U.S. Federal Reserve (the Fed) had been projecting only three quarter-point rate hikes for the calendar year, an outlook that was also reflected in the futures market. But as the quarter progressed, labor markets began to overheat and core inflation surged to a four-decade high. Russia’s invasion of Ukraine sent energy and grain prices soaring amid a humanitarian crisis with no clear endgame. In response to these developments, the Fed rhetoric grew more hawkish and policy projections turned more aggressive. At the March Federal Open Market Committee (FOMC) meeting, after lifting rates for the first time since 2018, committee members raised their forecast to seven total hikes for 2022 and by quarter-end, the futures market was pricing in nine. Short Treasury yields surged, mirroring the faster pace of hikes, while those out longer increased less, reflecting the possible damage to growth. The combination of those two dynamics led to inversions at key segments of the curve, which raised questions as to whether monetary policy can successfully tame inflation without tipping the economy into recession.

Going into the second quarter, municipal bonds posted more losses, adding to their worst start to any year on record. The selloff was driven by the Fed’s aggressive tightening campaign, as successive 40-year highs in the Consumer Price Index (CPI) put to rest any lingering convictions that inflation would prove “transitory.” Officials raised rates twice during the quarter, first by half a point in May and then by three-quarters of a point in June, the latter the largest such move since 1994. Interest rates responded by climbing to multi-year highs. Fed Chair Jerome Powell stepped up his hawkish rhetoric, emphasizing the tightness of the labor force and the mounting risks from continued supply chain disruptions, the war in Ukraine and China’s zero-COVID policy. The implication was clear: the long-term damage from entrenched inflation must be prioritized above all else, even at the risk of slowing economic growth. Investors got the message, becoming less concerned about a price spiral and more worried about the possibility of a recession. Inflation breakeven measures plunged over the final three weeks of June while futures markets pared bets on the peak Fed Funds rate and even priced in cuts by the middle of next year. Interest rates finished well below their mid-June cyclical highs, but were still up meaningfully for the quarter.

Municipal bonds again posted heavy losses in the third quarter as hopes faded that the Fed would soon pull back on its aggressive tightening program. After an impressive rally in July, when it still seemed possible that a lowercase “R” recession might usher in an early-spring easing, bond yields soared over the following two months. The two major culprits were the labor market, which stayed extremely tight, and inflation, which remained broad-based and hovered near 40-year highs. Fed officials cited the data as evidence that more needed to be done, lest elevated inflation expectations become entrenched. The FOMC followed through by raising rates 150 basis points (“bps”) during the quarter, doubling the magnitude of hikes from the first half of the year. As importantly, committee members signaled more to come, forecasting a steeper policy path and higher terminal rate than traders had expected. Sentiment was also weighed down by geopolitical crosscurrents, including the ongoing war in Ukraine, COVID lockdowns in China, and a brief but dramatic crash in UK government debt, which necessitated an intervention from the Bank of England. In late September, the yield on the 10-year Treasury touched 4.00% for the first time since 2008, before declining slightly to end the quarter at 3.83%.

As we ended the year, municipal bonds posted their strongest quarterly performance in over a decade, partially erasing what still amounted to the worst annual loss in 40 years. With a struggling Treasury market providing little direction, returns were instead powered by a combination of scant supply and building demand. New issue volume for the fourth quarter declined 40% on a year-over-year basis, creating a scarcity premium that was turbo-charged by the need for investors to reinvest seasonally high coupon and maturity redemptions. Although mutual funds continued to experience significant outflows, likely exacerbated by year-end tax-loss selling, the bid-side remained strong and picked up steam as the quarter progressed. In fact, after a modest selloff in October, tax-exempt yields staged a breathtaking turnaround, plummeting 70-90 bps through mid-December. Even with that rally, however, rates were still up 1.60% to 2.30% from January’s historically low starting point, leaving no escape from the sharply negative annual performance that materialized across the entire curve.

Although municipal bonds outperformed Treasuries in the fourth quarter, they were still directionally influenced by the underlying forces driving the broader market. Early in the quarter, interest rates shot up due to still-elevated inflation, tight labor markets, and hawkish saber rattling from central banks. By October 28, 2022, the yield on the 10-year Treasury had risen 40 bps for the month to close at 4.24%, its highest level since 2008. From there, however, sentiment turned as the lagged effects of contractionary policy seemed to take hold. Key prints on inflation decelerated from their peaks, creating a sense that the worst may be over. A pullback in manufacturing and a softening in unit labor costs were also contributing factors. And while the Fed continued to talk tough on keeping policy restrictive, a downshift to a 50 bp hike in December after four consecutive 75 bp increases lent further credibility to the slowdown narrative. The futures market even started pricing in a couple of rate cuts for the back half of 2023. From its October high, the 10-year Treasury yield dropped 36 bps the rest of the way, ending December more than 50 bps below the yield on the two-year, the steepest inversion of that segment of the curve since the early 1980s.

Amid this backdrop, the Fund underperformed the Index for the year. The Fund’s overall longer duration and overweight to longer maturities were the biggest negatives as interest rates rose. The Fund’s overweight to higher coupon structures, allocation to shorter maturities and overall security selection benefited performance.

OUTLOOOK

Don’t be fooled by all the hand-wringing over what a terrible year 2022 was for bonds. In fact, long-term investors should be grateful for what transpired. Make no mistake, ultra-low interest rates are a threat to savers, especially those artificially manufactured by well-intentioned governments. It was critical to break out of that destabilizing cycle and mark-to-market losses were a small price to pay to get there. We believe municipal bonds enter 2023 in much better shape. Yields that began the year at 1.00% are now far more attractive, in many instances topping 5.00% on a tax-equivalent basis. The technical backdrop should continue strong, with issuance remaining low due to a decline in

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

refunding opportunities. The outflow cycle that plagued 2022 will likely lose steam in the face of better yields and less tax-loss selling. States are better positioned to withstand the effects of a potential recession, having made prudent use of windfall tax collections to build record reserves. To be sure, challenges still exist. More economically sensitive sectors will need closer scrutiny and a historically flat yield curve alters the risk/return calculus. But these issues are considerably less difficult to navigate than central banks pinning rates near zero. And we look forward to taking advantage of the gift handed to us by the 2022 market.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Bloomberg 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg 10-Year Municipal Bond Index for the same time periods ended December 31, 2022.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years

AMG GW&K Municipal Bond Fund2, [3,4,5,6,7]

Class N	(7.80%)	0.76%	1.51%

Class I	(7.45%)	1.09%	1.90%

Bloomberg 10-Year Municipal Bond Index[8]	(6.57%)	1.70%	2.41%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and

   fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[5] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[6] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8] The Bloomberg 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

General Obligation	41.4

Transportation	34.0

Medical	9.0

Water	6.2

Education	4.2

Utilities	2.1

Power	1.7

Tobacco Settlement	0.8

Industrial Development	0.7

Short-term	0.1

Other Assets, less Liabilities	(0.2)

Rating	% of Market Value[1]

Aaa/AAA	25.3

Aa/AA	46.0

A	22.2

Baa/BBB	6.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Wisconsin State Revenue, Department of Transportation, Series 2, 5.000%, 07/01/29	2.1

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.5

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, 5.000%, 11/15/27	1.4

New York State Urban Development Corp., 5.000%, 03/15/32	1.3

State of California, General Obligation, 5.000%, 11/01/30	1.3

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.2

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.2

State of New Jersey, Series A, 5.000%, 06/01/29	1.2

New York City Transitional Finance Authority Building Aid Revenue, Series 1A, 5.000%, 07/15/32	1.2

Michigan Finance Authority, Henry Ford Health System, 5.000%, 11/15/29	1.1

Top Ten as a Group	13.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2022

	Principal Amount	Value

Municipal Bonds - 100.1%

Alabama - 0.8%

Alabama Public School and College Authority, Series A
5.000%, 11/01/34	$7,500,000	$8,573,619

Arizona - 1.2%

Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/28	5,040,000	5,433,712

Arizona Industrial Development Authority
5.000%, 02/01/32	1,450,000	1,677,374
5.000%, 02/01/35	1,700,000	1,928,284
5.000%, 02/01/36	1,800,000	2,010,638
5.000%, 02/01/37	1,905,000	2,100,342

Total Arizona		13,150,350

California - 11.6%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,007,489
5.000%, 02/01/30	1,630,000	1,720,520
5.000%, 02/01/31	900,000	949,687
5.000%, 02/01/32	1,855,000	1,953,142

California State Public Works Board, Series A
5.000%, 02/01/30	2,500,000	2,893,407
5.000%, 02/01/31	3,500,000	4,101,895
5.000%, 02/01/32	3,500,000	4,155,800
5.000%, 08/01/33	5,000,000	5,863,122
5.000%, 08/01/34	2,750,000	3,194,881
5.000%, 08/01/35	2,500,000	2,868,944

California State Public Works Board, Series C
5.000%, 08/01/30	2,785,000	3,250,783
5.000%, 08/01/31	2,560,000	3,020,342
5.000%, 08/01/32	2,750,000	3,235,555
5.000%, 08/01/33	3,000,000	3,517,873

City of Los Angeles Department of Airports, Series C
5.000%, 05/15/30	10,515,000	11,590,975

San Francisco City & County Airport Commission, San Francisco International Airport, Series A
5.000%, 05/01/32	3,000,000	3,270,007
5.000%, 05/01/34	5,010,000	5,318,966
5.000%, 05/01/35	5,800,000	6,119,436

State of California
5.000%, 09/01/29	4,075,000	4,410,914
5.000%, 11/01/29	5,000,000	5,751,735
5.000%, 11/01/30	11,575,000	13,540,401
5.000%, 09/01/31	8,000,000	9,455,470
5.000%, 04/01/32	5,000,000	5,953,574

University of California, Series BM
5.000%, 05/15/31 [1]	2,000,000	2,362,596
5.000%, 05/15/32 [1]	5,000,000	5,977,539

	Principal Amount	Value

University of California, Series S
5.000%, 05/15/36	$3,000,000	$3,453,213
5.000%, 05/15/37	3,000,000	3,425,656
5.000%, 05/15/38	3,000,000	3,410,677

Total California		125,774,599

Colorado - 0.4%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/33	4,260,000	4,514,562

Connecticut - 4.7%

Connecticut State Health & Educational Facilities Authority
5.000%, 07/01/31	6,205,000	6,812,342
5.000%, 07/01/33	2,750,000	2,980,361
5.000%, 07/01/34	3,100,000	3,350,647

State of Connecticut Special Tax Revenue, Series A
5.000%, 05/01/28	3,000,000	3,345,715

State of Connecticut Special Tax Revenue, Transportation Infrastructure, Series A
5.000%, 01/01/30	10,180,000	11,219,614

State of Connecticut Special Tax Revenue, Series B
5.000%, 10/01/35	7,500,000	8,218,798

State of Connecticut Special Tax Revenue, Series C
5.000%, 01/01/28	1,000,000	1,108,578
5.000%, 01/01/29	1,000,000	1,121,404
5.000%, 01/01/30	1,000,000	1,139,234
5.000%, 01/01/31	1,000,000	1,156,600
5.000%, 01/01/32	1,000,000	1,162,692

State of Connecticut, Series A
5.000%, 01/15/31	7,650,000	8,659,339

Total Connecticut		50,275,324

Delaware - 0.3%

Delaware River & Bay Authority
5.000%, 01/01/31	1,000,000	1,162,820
5.000%, 01/01/32	1,040,000	1,223,585
5.000%, 01/01/33	1,100,000	1,282,892

Total Delaware		3,669,297

District of Columbia - 3.4%

District of Columbia, Series A
5.000%, 06/01/30	6,020,000	6,479,505

District of Columbia, Series B
5.000%, 06/01/31	10,080,000	11,322,300

District of Columbia, Series C
5.000%, 12/01/33	5,000,000	5,867,415
5.000%, 12/01/34	6,000,000	6,961,513

Washington DC Convention & Sports Authority, Series A
5.000%, 10/01/27	5,475,000	6,026,340

Total District of Columbia		36,657,073

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Florida - 4.3%

Central Florida Expressway Authority
5.000%, 07/01/28	$4,460,000	$4,967,235

Escambia County Health Facilities Authority
5.000%, 08/15/37	6,000,000	6,165,401

Florida Development Finance Corp.
4.000%, 11/15/33	10,000,000	10,123,488

Florida’s Turnpike Enterprise, Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	7,630,134

Lee Memorial Health System, Series A1
5.000%, 04/01/34	5,645,000	6,034,130

Orange County Health Facilities Authority, Series A
5.000%, 10/01/31	4,525,000	4,759,415

State of Florida, Series C
5.000%, 06/01/31	5,375,000	6,323,204

Total Florida		46,003,007

Georgia - 1.7%

Private Colleges & Universities Authority, Series A
5.000%, 09/01/32	5,000,000	5,979,124

Private Colleges & Universities Authority, Series B
5.000%, 09/01/30	10,365,000	12,068,283

Total Georgia		18,047,407

Illinois - 8.1%

Chicago O’Hare International Airport, Series A
5.000%, 01/01/35	5,010,000	5,479,704

Chicago O’Hare International Airport, Series B
5.000%, 01/01/28	5,670,000	5,891,816

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/36	10,035,000	10,500,574
5.000%, 01/01/38	5,500,000	5,698,790

Illinois Finance Authority
5.000%, 01/01/29	2,310,000	2,610,849
5.000%, 07/01/29	8,755,000	9,952,332

Illinois Finance Authority, Series A
4.000%, 08/15/37	5,910,000	5,699,355

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue
5.000%, 07/01/27	11,000,000	11,712,580

Illinois State Toll Highway Authority, Series A
5.000%, 12/01/31	9,735,000	10,289,406

Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A
5.000%, 01/01/30	10,110,000	11,320,825

State of Illinois, Series A
5.250%, 03/01/37	8,500,000	8,685,368

Total Illinois		87,841,599

	Principal Amount	Value

Indiana - 2.2%

Indiana Finance Authority, Series 1
5.000%, 10/01/28	$1,000,000	$1,120,682
5.000%, 10/01/29	3,555,000	4,048,261

Indiana Finance Authority, Series A
5.000%, 02/01/32	5,000,000	5,809,909

Indiana Finance Authority, Series B
5.000%, 02/01/34	5,815,000	6,798,044

Indiana Finance Authority, Series C
5.000%, 06/01/29	4,800,000	5,476,113

Total Indiana		23,253,009

Iowa - 1.5%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,025,000	16,484,229

Kentucky - 0.5%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A
5.000%, 10/01/29	5,505,000	5,777,778

Maine - 0.8%

Maine Turnpike Authority
5.000%, 07/01/28	1,955,000	2,181,564
5.000%, 07/01/29	1,600,000	1,810,671
5.000%, 07/01/30	1,390,000	1,597,740
5.000%, 07/01/31	1,500,000	1,747,975
5.000%, 07/01/32	1,390,000	1,638,519

Total Maine		8,976,469

Maryland - 7.1%

Maryland State Transportation Authority
5.000%, 07/01/33	6,350,000	7,291,035

State of Maryland, Department of Transportation
5.000%, 10/01/28	12,365,000	13,413,762
5.000%, 09/01/29	12,205,000	13,475,583

State of Maryland, Series C
4.000%, 03/01/28	9,500,000	10,136,426
4.000%, 03/01/29	9,245,000	9,972,956

State of Maryland, Series D
4.000%, 08/01/28	8,000,000	8,575,709
4.000%, 08/01/29	6,500,000	7,042,308

State of Maryland, State & Local Facilities Loan of 2019, 1st Series
5.000%, 03/15/30	6,000,000	6,828,295

Total Maryland		76,736,074

Michigan - 2.2%

Michigan Finance Authority, Henry Ford Health System
5.000%, 11/15/29	11,450,000	12,102,170

Michigan State Building Authority Revenue, Series I
5.000%, 04/15/27	5,700,000	6,033,296

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Michigan - 2.2% (continued)

Wayne County Airport Authority, Series A
5.000%, 12/01/37	$2,285,000	$2,504,730
5.000%, 12/01/38	1,405,000	1,528,144
5.000%, 12/01/39	1,800,000	1,948,293

Total Michigan		24,116,633

New Jersey - 6.1%

New Jersey Economic Development Authority, Series A
5.250%, 11/01/40	7,000,000	7,472,576

New Jersey State Turnpike Authority Revenue, Series B
5.000%, 01/01/28	4,010,000	4,427,633

New Jersey State Turnpike Authority Revenue, Series D
5.000%, 01/01/28	6,000,000	6,449,725

New Jersey Transportation Trust Fund Authority, Series B
5.000%, 06/15/30	6,255,000	6,892,723
5.000%, 06/15/31	7,615,000	8,427,835
5.000%, 06/15/32	5,750,000	6,337,748
5.000%, 06/15/33	6,000,000	6,565,123

New Jersey Transportation Trust Fund Authority, Series BB
4.000%, 06/15/37	3,000,000	2,847,361

South Jersey Transportation Authority
5.000%, 11/01/39	1,150,000	1,169,028
5.000%, 11/01/41	2,500,000	2,528,542

State of New Jersey, Series A
5.000%, 06/01/29	11,500,000	12,996,644

Total New Jersey		66,114,938

New Mexico - 1.3%

New Mexico Finance Authority, Series A
5.000%, 06/15/28	4,470,000	4,984,108
5.000%, 06/15/30	7,500,000	8,625,814

Total New Mexico		13,609,922

New York - 19.0%

City of New York, Series B-1
5.000%, 08/01/32	3,000,000	3,539,534

City of New York, Series C
5.000%, 08/01/33	1,500,000	1,705,347
5.000%, 08/01/34	3,250,000	3,661,864

City of New York, Series L-5
5.000%, 04/01/33	6,500,000	7,468,024

Long Island Power Authority
5.000%, 09/01/35	5,030,000	5,464,745

Long Island Power Authority, Series A
5.000%, 09/01/30	2,275,000	2,623,262
5.000%, 09/01/31	3,935,000	4,594,517

	Principal Amount	Value

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B
5.000%, 11/15/27	$14,225,000	$14,936,243

Metropolitan Transportation Authority, Transit Revenue, Series F
5.000%, 11/15/28	4,760,000	4,858,174

New York City Transitional Finance Authority Building Aid Revenue, Series 1A
5.000%, 07/15/32	10,835,000	12,552,836

New York City Transitional Finance Authority Building Aid Revenue, Series S-3
5.000%, 07/15/31	5,080,000	5,659,719

New York City Transitional Finance Authority Future Tax Secured Revenue
5.000%, 11/01/31	2,500,000	2,919,509
5.000%, 11/01/32	4,000,000	4,655,501

New York City Transitional Finance Authority Future Tax Secured Revenue, Series 1
5.000%, 02/01/36	1,000,000	1,127,805
5.000%, 02/01/37	7,000,000	7,732,156
5.000%, 02/01/39	4,000,000	4,392,443

New York State Dormitory Authority, Series A
5.000%, 03/15/31	7,670,000	8,592,230
5.000%, 03/15/32	8,000,000	9,270,206
5.000%, 03/15/33	3,200,000	3,747,904

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,410,000	8,875,596

New York State Dormitory Authority, Series S
4.000%, 05/01/39	2,000,000	1,930,935

New York State Urban Development Corp.
5.000%, 03/15/32	12,000,000	13,837,038

New York Transportation Development Corp.
4.000%, 10/31/41	1,250,000	1,096,980
4.000%, 10/31/46	1,500,000	1,262,920
5.000%, 12/01/30	1,000,000	1,078,518
5.000%, 12/01/31	1,100,000	1,183,524
5.000%, 12/01/32	1,450,000	1,558,211
5.000%, 12/01/33	1,000,000	1,069,563

New York Transportation Development Corp., Series P
5.000%, 12/01/36	10,000,000	10,341,972

Port Authority of New York & New Jersey, Series 221
5.000%, 07/15/32	6,545,000	7,117,845

Triborough Bridge & Tunnel Authority
5.000%, 05/15/30	10,000,000	11,522,063
5.000%, 05/15/31	10,000,000	11,683,516
5.000%, 05/15/32	5,000,000	5,908,015

Triborough Bridge & Tunnel Authority, Series 2
5.000%, 11/15/32	8,000,000	9,453,366

Utility Debt Securitization Authority, Series TE
5.000%, 06/15/31	6,800,000	7,763,986

Total New York		205,186,067

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

North Carolina - 1.0%

North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	$10,000,000	$10,960,963

Ohio - 0.9%

Ohio State General Obligation, Series T
5.000%, 05/01/30	5,000,000	5,466,663

State of Ohio, Series C
5.000%, 09/01/30	3,910,000	4,549,584

Total Ohio		10,016,247

Oregon - 1.9%

Oregon State Lottery, Series C
5.000%, 04/01/27	10,000,000	10,495,567

Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	9,682,161

Total Oregon		20,177,728

Pennsylvania - 3.4%

Allegheny County Airport Authority, Series A
5.000%, 01/01/31	1,350,000	1,467,595
5.000%, 01/01/32	2,215,000	2,393,738

Allegheny County Hospital Development Authority, University Pittsburgh Medical Center
5.000%, 07/15/31	5,530,000	6,095,018

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,910,000	8,577,054

Hospitals & Higher Education Facilities Authority of Philadelphia
4.000%, 07/01/38	2,500,000	2,418,821
4.000%, 07/01/39	2,000,000	1,925,957

Pennsylvania Economic Development Financing Authority
5.250%, 06/30/35	3,000,000	3,189,392
5.750%, 06/30/48	5,000,000	5,206,001

Pennsylvania Turnpike Commission, Series A
5.000%, 12/01/33	5,000,000	5,792,940

Total Pennsylvania		37,066,516

Texas - 6.8%

City of Corpus Christi TX Utility System Revenue, Junior Lien
5.000%, 07/15/29	3,125,000	3,456,364

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/35	1,100,000	1,064,938
4.000%, 07/01/36	1,100,000	1,052,830
5.000%, 07/01/34	2,835,000	3,056,614

City of San Antonio TX Electric & Gas Systems Revenue, Series A
5.000%, 02/01/37	3,010,000	3,307,056
5.000%, 02/01/38	2,985,000	3,266,956

Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	10,114,763

	Principal Amount	Value

Dallas Fort Worth International Airport, Series A
5.000%, 11/01/30	$2,000,000	$2,307,434
5.000%, 11/01/31	3,265,000	3,751,104

Lower Colorado River Authority, LCRA Transmission Services Corporation
5.000%, 05/15/29	3,815,000	3,908,514

North Texas Municipal Water District Water System Revenue, Refunding and Improvement
5.000%, 09/01/29	7,350,000	7,925,795

North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,099,042
5.000%, 01/01/32	3,010,000	3,201,201

North Texas Tollway Authority, Series A
5.250%, 01/01/38	4,500,000	5,000,636

State of Texas, Series A
5.000%, 10/01/29	5,000,000	5,303,339

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/37	5,000,000	4,605,433
4.000%, 12/31/38	3,735,000	3,404,415

Texas Water Development Board
5.000%, 08/01/38	5,860,000	6,610,933

Total Texas		73,437,367

Utah - 2.1%

Intermountain Power Agency, Series A
5.000%, 07/01/34	5,250,000	6,023,794

Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	3,667,536
5.000%, 07/01/30	6,585,000	6,997,951

University of Utah/The, Series B
5.000%, 08/01/37	5,000,000	5,670,287

Total Utah		22,359,568

Virginia - 0.5%

Virginia Small Business Financing Authority
4.000%, 01/01/37	3,000,000	2,812,422
4.000%, 01/01/38	3,000,000	2,782,255

Total Virginia		5,594,677

Washington - 2.5%

Port of Seattle, Series C
5.000%, 08/01/31	5,000,000	5,492,102

State of Washington School Improvements, Series C
5.000%, 02/01/28	7,370,000	7,864,426

State of Washington, Series C
5.000%, 07/01/28	10,280,000	10,728,741

Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,270,000	3,381,039

Total Washington		27,466,308

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

West Virginia - 0.9%

West Virginia Parkways Authority
5.000%, 06/01/37	$1,750,000	$1,951,686
5.000%, 06/01/38	2,000,000	2,215,442
5.000%, 06/01/39	5,150,000	5,670,468

Total West Virginia		9,837,596

Wisconsin - 2.9%

State of Wisconsin, Series 1
5.000%, 05/01/31	2,700,000	3,121,279

State of Wisconsin, Series A
5.000%, 05/01/31	5,000,000	5,258,596

Wisconsin State Revenue, Department of Transportation, Series 2
5.000%, 07/01/29	20,405,000	22,486,722

Total Wisconsin		30,866,597

Total Municipal Bonds (Cost $1,142,894,341)		1,082,545,523

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2022, amounted to $8,340,135, or 0.8% of net assets.

	Principal Amount	Value

Short-Term Investments - 0.1%

Repurchase Agreements - 0.1%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $668,308 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $681,377)	$668,000	$668,000

Total Short-Term Investments (Cost $668,000)		668,000

Total Investments - 100.2% (Cost $1,143,562,341)		1,083,213,523

Other Assets, less Liabilities - (0.2)%		(1,951,011)

Net Assets - 100.0%		$1,081,262,512

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	—	$1,082,545,523	—	$1,082,545,523

Short-Term Investments

Repurchase Agreements	—	668,000	—	668,000

Total Investments in Securities	—	$1,083,213,523	—	$1,083,213,523

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2022, AMG GW&K Municipal Enhanced Yield Fund’s (the “Fund”) Class N shares returned (18.19)%, compared to the Bloomberg U.S. Municipal Bond BAA Index (the “Index”), which returned (11.63)%.

In the first quarter of 2022, Municipal bonds suffered their worst quarter of performance in 40 years, getting caught in a Treasury market rout that stemmed from the mounting determination of central banks to combat sustained inflationary pressure. Coming into 2022, the U.S. Federal Reserve (the Fed) had been projecting only three quarter-point rate hikes for the calendar year, an outlook that was also reflected in the futures market. But as the quarter progressed, labor markets began to overheat and core inflation surged to a four-decade high. Russia’s invasion of Ukraine sent energy and grain prices soaring amid a humanitarian crisis with no clear endgame. In response to these developments, the Fed rhetoric grew more hawkish and policy projections turned more aggressive. At the March Federal Open Market Committee (FOMC) meeting, after lifting rates for the first time since 2018, committee members raised their forecast to seven total hikes for 2022 and by quarter-end, the futures market was pricing in nine. Short Treasury yields surged, mirroring the faster pace of hikes, while those out longer increased less, reflecting the possible damage to growth. The combination of those two dynamics led to inversions at key segments of the curve, which raised questions as to whether monetary policy can successfully tame inflation without tipping the economy into recession.

Going into the second quarter, municipal bonds posted more losses, adding to their worst start to any year on record. The selloff was driven by the Fed’s aggressive tightening campaign, as successive 40-year highs in the Consumer Price Index (CPI) put to rest any lingering convictions that inflation would prove “transitory.” Officials raised rates twice during the quarter, first by half a point in May and then by three-quarters of a point in June, the latter the largest such move since 1994. Interest rates responded by climbing to multi-year highs. Fed Chair Jerome Powell stepped up his hawkish rhetoric, emphasizing the tightness of the labor force and the mounting risks from continued supply chain disruptions, the war in Ukraine and China’s zero-COVID policy. The implication was clear: the long-term damage from entrenched inflation must be prioritized above all else, even at the risk of slowing economic growth. Investors got the message, becoming less concerned about a price spiral and more worried about the possibility of a recession. Inflation breakeven measures plunged over the final three weeks of June while futures markets pared bets on the peak Fed Funds rate and even priced in cuts by the middle of next year. Interest rates finished well below their mid-June cyclical highs, but were still up meaningfully for the quarter.

Municipal bonds again posted heavy losses in the third quarter as hopes faded that the Fed would soon pull back on its aggressive tightening program. After an impressive rally in July, when it still seemed possible that a lowercase “R” recession might usher in an early-summer easing, bond yields soared over the following two months. The two major culprits were the labor market, which stayed extremely tight, and inflation, which remained broad-based and hovered near 40-year highs. The Fed officials cited the data as evidence that more needed to be done, lest elevated inflation expectations become entrenched. The FOMC followed through by raising rates 150 basis points (bps) during the quarter, doubling the magnitude of hikes from the first half of the year. As importantly, committee members signaled more to come, forecasting a steeper policy path and higher terminal rate than traders had expected. Sentiment was also weighed down by geopolitical crosscurrents, including the ongoing war in Ukraine, COVID lockdowns in China and a brief but dramatic crash in UK government debt, which necessitated an intervention from the Bank of England. In late September the yield on the 10-year Treasury touched 4.00% for the first time since 2008, before declining slightly to end the quarter at 3.83%.

As we ended the year, municipal bonds posted their strongest quarterly performance in over a decade, partially erasing what still amounted to the worst annual loss in 40 years. With a struggling Treasury market providing little direction, returns were instead powered by a combination of scant supply and building demand. New issue volume for the fourth quarter declined 40% on a year-over-year basis, creating a scarcity premium that was turbo-charged by the need for investors to reinvest seasonally high coupon and maturity redemptions. Although mutual funds continued to experience significant outflows, likely exacerbated by year-end tax-loss selling, the bid-side remained strong and picked up steam as the quarter progressed. In fact, after a modest selloff in October, tax-exempt yields staged a breathtaking turnaround, plummeting 70-90 bps through mid-December. Even with that rally, however, rates were still up 1.60% to 2.30% from January’s historically low starting point, leaving no escape from the sharply negative annual performance that materialized across the entire curve.

Although municipal bonds outperformed Treasuries over the quarter, they were still directionally influenced by the underlying forces driving the broader market. Early in the quarter, interest rates shot up due to still-elevated inflation, tight labor markets, and hawkish saber rattling from central banks. By October 28, 2022, the yield on the 10-year Treasury had risen 40 bps for the month to close at 4.24%, its highest level since 2008. From there, however, sentiment turned as the lagged effects of contractionary policy seemed to take hold. Key prints on inflation decelerated from their peaks, creating a sense that the worst may be over. A pullback in manufacturing and a softening in unit labor costs were also contributing factors. And while the Fed continued to talk tough on keeping policy restrictive, a downshift to a 50 bp hike in December after four consecutive 75 bp increases lent further credibility to the slowdown narrative. The futures market even started pricing in a couple of rate cuts for the back half of 2023. From its October high, the 10-year Treasury yield dropped 36 bps the rest of the way, ending December more than 50 bps below the yield on the two-year, the steepest inversion of that segment of the curve since the early 1980s.

Amid this backdrop, the Fund materially underperformed the Index for the full year. The Fund’s longer duration was the biggest negative as interest rates rose. Positively contributing to performance for the year was the Fund’s higher-quality bias and its overweight to higher coupon bonds.

OUTLOOK

Don’t be fooled by all the hand-wringing over what a terrible year 2022 was for bonds. In fact, long-term investors should be grateful for what transpired. Make no mistake, ultra-low interest rates are a threat to savers, especially those artificially manufactured by well-intentioned governments. It was critical to break out of that destabilizing cycle and mark-to-market losses were a small price to pay to get there. We believe municipal bonds enter 2023 in much better shape. Yields that began the year at 1% are now far more attractive, in many instances topping 5% on a tax-equivalent basis. The technical backdrop should continue strong, with issuance remaining low due to a decline in refunding

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

opportunities. The outflow cycle that plagued 2022 will likely lose steam in the face of better yields and less tax-loss selling. States are better positioned to withstand the effects of a potential recession, having made prudent use of windfall tax collections to build record reserves. To be sure, challenges still exist. More economically sensitive sectors will need closer scrutiny and a historically flat yield curve alters the risk/return calculus. But these issues are considerably less difficult to navigate than central banks pinning rates near zero. And we look forward to taking advantage of the gift handed to us by the 2022 market.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Bloomberg U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2022.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date

AMG GW&K Municipal Enhanced Yield Fund[2,3,4,5,6,7,8,9,10]

Class N	(18.19%)	(0.19%)	1.90%	4.35%	07/27/09

Class I	(17.86%)	0.19%	2.33%	3.53%	12/30/05

Class Z	(17.82%)	0.24%	—	1.57%	02/24/17

Bloomberg U.S. Municipal Bond BAA Index[11]	(11.63%)	1.66%	2.76%	4.51%	07/27/09†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[8]  Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[9]  Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[10] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[11] The Bloomberg U.S. Municipal Bond BAA Index is a subset of the Bloomberg U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg	does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	38.8

Medical	22.6

General Obligation	22.5

Industrial Development	5.1

Education	4.8

Tobacco Settlement	4.2

Short-Term Investments	0.4

Other Assets, less Liabilities	1.6

Rating	% of Market Value[1]

Aaa/AAA	0.9

Aa/AA	6.2

A	44.8

Baa/BBB	48.1

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.4

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/48	2.6

Brevard County Health Facilities Authority, Series A, 5.000%, 04/01/47	2.4

Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/53	2.3

New York Transportation Development Corp., Revenue, 4.000%, 04/30/53	2.2

Central Plains Energy Project #3, Series A, 5.000%, 09/01/42	2.1

Pennsylvania Turnpike Commission, Series A, 4.000%, 12/01/50	2.1

Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	2.0

Escambia County Health Facilities Authority, 4.000%, 08/15/50	2.0

New York Transportation Development Corp., 5.000%, 12/01/40	2.0

Top Ten as a Group	23.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2022

	Principal Amount	Value

Municipal Bonds - 98.0%

California - 6.2%

California Municipal Finance Authority
5.000%, 05/15/43	$3,000,000	$3,007,373
5.000%, 05/15/48	4,600,000	4,547,569

California Municipal Finance Authority, Series A
4.000%, 02/01/51	1,500,000	1,344,180

Riverside County Transportation Commission, Series B1
4.000%, 06/01/46	2,500,000	2,313,403

Riverside County Transportation Commission, Series C
4.000%, 06/01/47	3,425,000	3,146,980

San Diego County Regional Airport Authority, Series B
4.000%, 07/01/51	2,000,000	1,728,578

Total California		16,088,083

Colorado - 3.9%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	5,000,000	5,008,861

Public Authority for Colorado Energy Natural Gas Purchase Revenue
6.500%, 11/15/38	4,445,000	5,207,013

Total Colorado		10,215,874

Connecticut - 2.9%

Connecticut State Health & Educational Facilities Authority
4.000%, 07/01/39	3,000,000	2,768,631
4.000%, 07/01/40	3,400,000	3,097,196
4.000%, 07/01/42	1,750,000	1,547,461

Total Connecticut		7,413,288

Florida - 11.9%

Brevard County Health Facilities Authority
5.000%, 04/01/47	6,000,000	6,181,279

City of Tampa, Series B
5.000%, 07/01/50	2,460,000	2,482,795

County of Miami-Dade Seaport Department, Series A
4.000%, 10/01/45	4,750,000	4,290,215

Escambia County Health Facilities Authority
4.000%, 08/15/50	6,050,000	5,138,584

Florida Development Finance Corp.
4.000%, 02/01/52	3,000,000	2,317,606
5.000%, 02/01/52	2,000,000	1,814,238

Hillsborough County Industrial Development Authority
4.000%, 08/01/50	5,000,000	4,225,508

Miami Beach Health Facilities Authority
4.000%, 11/15/46	5,000,000	4,321,604

Total Florida		30,771,829

	Principal Amount	Value

Illinois - 10.3%

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	$6,750,000	$6,839,776

Metropolitan Pier & Exposition Authority
4.000%, 12/15/42	2,000,000	1,740,270
4.000%, 06/15/52	3,000,000	2,428,314
5.000%, 06/15/50	5,000,000	4,870,522

State of Illinois
5.500%, 05/01/39	4,000,000	4,128,331
5.750%, 05/01/45	3,000,000	3,115,852

State of Illinois, Series A
4.000%, 03/01/40	1,500,000	1,303,398
5.000%, 03/01/46	2,225,000	2,162,415

Total Illinois		26,588,878

Massachusetts - 1.6%

Massachusetts Development Finance Agency
4.000%, 07/01/51	5,180,000	4,190,784

Minnesota - 0.9%

Duluth Economic Development Authority, Essentia Health Obligated Group, Series A
5.000%, 02/15/48	2,550,000	2,477,997

Nebraska - 2.1%

Central Plains Energy Project #3, Series A
5.000%, 09/01/42	5,560,000	5,579,807

New Jersey - 12.2%

New Jersey Economic Development Authority
5.000%, 11/01/44	2,500,000	2,547,965

New Jersey Economic Development Authority, Series QQQ
4.000%, 06/15/46	1,500,000	1,300,037
4.000%, 06/15/50	1,500,000	1,261,590

New Jersey Transportation Trust Fund Authority, Series AA
4.000%, 06/15/45	2,000,000	1,746,511
4.000%, 06/15/50	2,000,000	1,682,120
5.000%, 06/15/45	1,000,000	1,019,723
5.000%, 06/15/50	1,500,000	1,517,519

New Jersey Transportation Trust Fund Authority, Series B
5.250%, 06/15/46	2,000,000	2,106,085
5.500%, 06/15/50	1,000,000	1,069,443

New Jersey Transportation Trust Fund Authority, Series BB
5.000%, 06/15/44	1,750,000	1,779,880

South Jersey Transportation Authority
4.625%, 11/01/47	3,500,000	3,298,105
5.250%, 11/01/52	4,500,000	4,567,224

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/46	2,500,000	2,449,212
5.250%, 06/01/46	3,285,000	3,295,562

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 12.2% (continued)

Tobacco Settlement Financing Corp. Series B
5.000%, 06/01/46	$2,050,000	$1,957,389

Total New Jersey		31,598,365

New York - 15.6%

City of New York, Series B-1
5.250%, 10/01/47	2,000,000	2,199,235

Metropolitan Transportation Authority, Series C
4.750%, 11/15/45	3,175,000	2,968,898
5.000%, 11/15/50	2,335,000	2,243,298
5.250%, 11/15/55	3,020,000	3,019,797

New York City Transitional Finance Authority Future Tax Secured Revenue, Series D-1
5.500%, 11/01/45	2,000,000	2,250,411

New York State Dormitory Authority
5.000%, 05/01/52	3,000,000	3,059,347

New York State Dormitory Authority, Series A
4.000%, 07/01/47	2,000,000	1,736,163
4.000%, 07/01/52	2,115,000	1,791,547

New York State Thruway Authority, Series B
4.000%, 01/01/45	2,000,000	1,858,731

New York Transportation Development Corp.
4.000%, 12/01/39	1,825,000	1,714,401
4.000%, 12/01/41	1,900,000	1,740,849
4.000%, 04/30/53	6,915,000	5,615,382
5.000%, 12/01/40	5,000,000	5,071,748
5.000%, 12/01/41	5,000,000	5,045,825

Total New York		40,315,632

Pennsylvania - 11.5%

Allegheny County Airport Authority, Series A
5.000%, 01/01/51	5,000,000	5,050,008

Geisinger Authority
4.000%, 04/01/50	3,200,000	2,869,903

Montgomery County Higher Education and Health Authority, Series B
5.000%, 05/01/52	4,750,000	4,604,557

Pennsylvania Economic Development Financing Authority
5.000%, 12/31/57	1,250,000	1,239,779
5.250%, 06/30/53	6,000,000	5,874,902

Pennsylvania Turnpike Commission, Series A
4.000%, 12/01/50	6,050,000	5,401,398

Philadelphia Authority for Industrial Development
5.250%, 11/01/52	4,615,000	4,829,516

Total Pennsylvania		29,870,063

Rhode Island - 1.3%

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/40	3,285,000	3,304,675

	Principal Amount	Value

Texas - 10.3%

Central Texas Regional Mobility Authority, Series B
4.000%, 01/01/51	$2,030,000	$1,790,598
5.000%, 01/01/45	1,930,000	1,990,915

City of Houston Airport System Revenue, Series A
4.000%, 07/01/48	1,500,000	1,306,209

Texas Private Activity Bond Surface Transportation Corp.
5.000%, 06/30/58	9,320,000	8,889,107

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	3,955,000	3,960,894
5.000%, 12/31/45	3,880,000	3,828,155

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/39	5,500,000	4,953,546

Total Texas		26,719,424

Virginia - 5.7%

Lynchburg Economic Development Authority
4.000%, 01/01/55	1,500,000	1,309,025

Virginia Small Business Financing Authority
4.000%, 01/01/39	3,000,000	2,744,828
4.000%, 01/01/40	3,000,000	2,718,243
5.000%, 12/31/47	2,555,000	2,570,139

Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,376,794
5.000%, 12/31/52	3,170,000	2,987,148

Total Virginia		14,706,177

West Virginia - 1.6%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/43	4,000,000	4,033,344

Total Municipal Bonds
(Cost $289,251,690)		253,874,220

Short-Term Investments - 0.4%

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $926,427 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $944,525)	926,000	926,000

Total Short-Term Investments
(Cost $926,000)		926,000

Total Investments - 98.4%
(Cost $290,177,690)		254,800,220

Other Assets, less Liabilities - 1.6%		4,193,826

Net Assets - 100.0%		$258,994,046

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	—	$253,874,220	—	$253,874,220

Short-Term Investments

Repurchase Agreements	—	926,000	—	926,000

Total Investments in Securities	—	$254,800,220	—	$254,800,220

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2022

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $25,458,950, $2,393,361, $1,415,713, $0, and $0, respectively)	$497,119,651	$41,118,359	$18,347,996	$1,083,213,523	$254,800,220

Cash	651	331,228	890,771	548	599

Dividend and interest receivables	4,534,690	348,725	246,128	14,156,329	3,402,657

Securities lending income receivable	2,735	645	1,737	—	—

Receivable for Fund shares sold	24,758	4,267	1,404	2,553,483	2,793,369

Receivable from affiliate	—	13,761	9,005	67,793	20,258

Prepaid expenses and other assets	16,467	12,312	9,884	48,865	22,853

Total assets	501,698,952	41,829,297	19,506,925	1,100,040,541	261,039,956

Liabilities:

Payable upon return of securities loaned	7,412,408	1,242,815	1,253,247	—	—

Payable for investments purchased	—	—	923,211	—	985,164

Payable for delayed delivery investments purchased	—	—	—	8,158,150	—

Payable for Fund shares repurchased	885,796	51,790	137	10,068,969	834,552

Accrued expenses:

Investment advisory and management fees	109,998	10,581	3,768	195,849	101,123

Administrative fees	64,826	5,291	1,449	141,313	33,708

Distribution fees	—	2,293	—	2,700	632

Shareholder service fees	74,128	1,166	1,613	48,470	11,484

Other	145,150	68,488	54,951	162,578	79,247

Total liabilities	8,692,306	1,382,424	2,238,376	18,778,029	2,045,910

Net Assets	$493,006,646	$40,446,873	$17,268,549	$1,081,262,512	$258,994,046

[1] Investments at cost	$575,447,303	$46,593,109	$19,231,374	$1,143,562,341	$290,177,690

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$591,675,117	$51,134,647	$19,378,717	$1,151,923,012	$305,163,279

Total distributable loss	(98,668,471)	(10,687,774)	(2,110,168)	(70,660,500)	(46,169,233)

Net Assets	$493,006,646	$40,446,873	$17,268,549	$1,081,262,512	$258,994,046

Class N:

Net Assets	$301,027,605	$10,680,376	$6,528,383	$12,972,392	$2,955,237

Shares outstanding	14,256,971	1,197,222	324,636	1,167,150	345,097

Net asset value, offering and redemption price per share	$21.11	$8.92	$20.11	$11.11	$8.56

Class I:

Net Assets	$191,979,041	$19,889,744	$10,740,166	$1,068,290,120	$255,927,964

Shares outstanding	9,091,124	2,221,529	534,326	95,562,700	30,828,135

Net asset value, offering and redemption price per share	$21.12	$8.95	$20.10	$11.18	$8.30

Class Z:

Net Assets	—	$9,876,753	—	—	$110,845

Shares outstanding	—	1,103,437	—	—	13,355

Net asset value, offering and redemption price per share	—	$8.95	—	—	$8.30

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2022

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$15,673,594	$1,317,282	$732,593	$24,322,772	$9,942,590

Securities lending income	91,026	9,143	21,484	—	—

Foreign withholding tax	(4,703)	—	—	—	—

Total investment income	15,759,917	1,326,425	754,077	24,322,772	9,942,590

Expenses:

Investment advisory and management fees	1,363,391	146,227	72,096	2,430,930	1,325,322

Administrative fees	889,168	73,114	27,729	1,757,573	441,774

Distribution fees - Class N	—	29,255	—	35,742	10,133

Shareholder servicing fees - Class N	865,479	—	17,627	18,880	6,080

Shareholder servicing fees - Class I	123,293	20,774	5,718	578,709	145,173

Professional fees	105,299	61,295	44,119	97,306	52,581

Registration fees	60,338	39,079	27,739	116,005	46,918

Reports to shareholders	58,040	9,094	3,334	49,662	12,357

Custodian fees	50,336	23,888	17,097	97,442	40,199

Trustee fees and expenses	41,125	3,413	1,341	84,573	20,683

Transfer agent fees	29,706	3,321	1,253	35,800	9,340

Interest expense	—	1,340	3,009	352	164

Miscellaneous	24,388	4,740	2,410	40,727	13,587

Total expenses before offsets	3,610,563	415,540	223,472	5,343,701	2,124,311

Expense reimbursements	(72,842)	(130,195)	(88,045)	(726,185)	(225,094)

Net expenses	3,537,721	285,345	135,427	4,617,516	1,899,217

Net investment income	12,222,196	1,041,080	618,650	19,705,256	8,043,373

Net Realized and Unrealized Loss:

Net realized loss on investments	(19,299,747)	(2,654,300)	(1,149,384)	(10,312,359)	(10,807,395)

Net change in unrealized appreciation/depreciation on investments	(84,052,548)	(5,951,857)	(961,928)	(113,439,737)	(60,592,633)

Net realized and unrealized loss	(103,352,295)	(8,606,157)	(2,111,312)	(123,752,096)	(71,400,028)

Net decrease in net assets resulting from operations	$(91,130,099)	$(7,565,077)	$(1,492,662)	$(104,046,840)	$(63,356,655)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K ESG Bond Fund		AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K High Income Fund

	2022	2021	2022	2021	2022	2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$12,222,196	$16,869,717	$1,041,080	$812,613	$618,650	$437,039

Net realized gain (loss) on investments	(19,299,747)	81,364,988	(2,654,300)	874,010	(1,149,384)	151,347

Net change in unrealized appreciation/depreciation on investments	(84,052,548)	(112,045,135)	(5,951,857)	(2,321,289)	(961,928)	89,236

Net increase (decrease) in net assets resulting from operations	(91,130,099)	(13,810,430)	(7,565,077)	(634,666)	(1,492,662)	677,622

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(7,736,535)	(53,132,625)	(235,849)	(211,642)	(277,251)	(232,178)

Class I	(5,885,301)	(51,380,355)	(537,618)	(426,487)	(410,014)	(312,124)

Class Z	—	—	(268,295)	(186,240)	—	—

From paid-in capital:

Class N	—	—	—	(12,304)	—	—

Class I	—	—	—	(24,795)	—	—

Class Z	—	—	—	(10,828)	—	—

Total distributions to shareholders	(13,621,836)	(104,512,980)	(1,041,762)	(872,296)	(687,265)	(544,302)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(157,179,741)	(228,559,947)	(11,796,222)	7,211,314	(1,875,236)	10,888,534

Total increase (decrease) in net assets	(261,931,676)	(346,883,357)	(20,403,061)	5,704,352	(4,055,163)	11,021,854

Net Assets:

Beginning of year	754,938,322	1,101,821,679	60,849,934	55,145,582	21,323,712	10,301,858

End of year	$493,006,646	$754,938,322	$40,446,873	$60,849,934	$17,268,549	$21,323,712

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	2022	2021	2022	2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$19,705,256	$17,736,073	$8,043,373	$8,074,327

Net realized gain (loss) on investments	(10,312,359)	11,510,796	(10,807,395)	5,033,099

Net change in unrealized appreciation/depreciation on investments	(113,439,737)	(24,090,355)	(60,592,633)	727,146

Net increase (decrease) in net assets resulting from operations	(104,046,840)	5,156,514	(63,356,655)	13,834,572

Distributions to Shareholders:

Class N	(212,610)	(320,461)	(79,222)	(239,124)

Class I	(21,345,146)	(27,948,470)	(8,871,256)	(12,853,713)

Class Z	—	—	(3,685)	(4,817)

Total distributions to shareholders	(21,557,756)	(28,268,931)	(8,954,163)	(13,097,654)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(142,203,031)	66,362,378	(53,225,598)	55,209,790

Total increase (decrease) in net assets	(267,807,627)	43,249,961	(125,536,416)	55,946,708

Net Assets:

Beginning of year	1,349,070,139	1,305,820,178	384,530,462	328,583,754

End of year	$1,081,262,512	$1,349,070,139	$258,994,046	$384,530,462

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$24.88	$28.12	$27.14	$25.49	$26.97

Income (loss) from Investment Operations:

Net investment income[1,2]	0.44	0.44	0.90	0.94	0.84

Net realized and unrealized gain (loss) on investments	(3.70)	(0.83)	1.03	1.85	(1.33)

Total income (loss) from investment operations	(3.26)	(0.39)	1.93	2.79	(0.49)

Less Distributions to Shareholders from:

Net investment income	(0.47)	(0.47)	(0.88)	(0.98)	(0.80)

Net realized gain on investments	(0.04)	(2.38)	(0.07)	(0.16)	(0.19)

Total distributions to shareholders	(0.51)	(2.85)	(0.95)	(1.14)	(0.99)

Net Asset Value, End of Year	$21.11	$24.88	$28.12	$27.14	$25.49

Total Return[2,3]	(13.17)%	(1.29)%	7.34%	11.10%	(1.82)%

Ratio of net expenses to average net assets	0.68%	0.69%[4]	0.71%	0.72%[5]	0.98%[4]

Ratio of gross expenses to average net assets[6]	0.69%	0.69%[4]	0.72%	0.73%[5]	0.98%[4]

Ratio of net investment income to average net assets[2]	1.98%	1.71%	3.31%	3.53%	3.19%

Portfolio turnover	23%	186%	25%	20%	9%

Net assets end of year (000’s) omitted	$301,028	$427,818	$555,124	$618,381	$715,468

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$24.89	$28.13	$27.14	$25.49	$26.97

Income (loss) from Investment Operations:

Net investment income[1,2]	0.49	0.50	0.95	0.99	0.86

Net realized and unrealized gain (loss) on investments	(3.71)	(0.83)	1.05	1.85	(1.32)

Total income (loss) from investment operations	(3.22)	(0.33)	2.00	2.84	(0.46)

Less Distributions to Shareholders from:

Net investment income	(0.51)	(0.53)	(0.94)	(1.03)	(0.83)

Net realized gain on investments	(0.04)	(2.38)	(0.07)	(0.16)	(0.19)

Total distributions to shareholders	(0.55)	(2.91)	(1.01)	(1.19)	(1.02)

Net Asset Value, End of Year	$21.12	$24.89	$28.13	$27.14	$25.49

Total Return[2,3]	(12.99)%	(1.05)%	7.57%	11.32%	(1.72)%

Ratio of net expenses to average net assets	0.48%	0.49%[4]	0.50%	0.52%[5]	0.88%[4]

Ratio of gross expenses to average net assets[6]	0.49%	0.49%[4]	0.51%	0.53%[5]	0.88%[4]

Ratio of net investment income to average net assets[2]	2.18%	1.91%	3.52%	3.73%	3.29%

Portfolio turnover	23%	186%	25%	20%	9%

Net assets end of year (000’s) omitted	$191,979	$327,121	$546,698	$605,353	$1,094,820

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01% and 0.04% for the fiscal year ended December 31, 2021 and December 31, 2018, respectively.

[5]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.61	$10.90	$10.15	$9.43	$9.81

Income (loss) from Investment Operations:

Net investment income[1,2]	0.19	0.14	0.20	0.24	0.23

Net realized and unrealized gain (loss) on investments	(1.69)	(0.28)	0.75	0.73	(0.38)

Total income (loss) from investment operations	(1.50)	(0.14)	0.95	0.97	(0.15)

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.14)	(0.20)	(0.25)	(0.23)

Paid in capital	—	(0.01)	—	—	—

Total distributions to shareholders	(0.19)	(0.15)	(0.20)	(0.25)	(0.23)

Net Asset Value, End of Year	$8.92	$10.61	$10.90	$10.15	$9.43

Total Return[2,3]	(14.17)%	(1.26)%	9.41%	10.35%	(1.48)%

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%

Ratio of gross expenses to average net assets[4]	1.00%	0.93%	1.06%	1.16%	0.99%

Ratio of net investment income to average net assets[2]	1.99%	1.32%	1.86%	2.43%	2.45%

Portfolio turnover	54%	86%	101%	71%	26%

Net assets end of year (000’s) omitted	$10,680	$13,736	$15,794	$14,779	$12,884

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.65	$10.94	$10.19	$9.47	$9.85

Income (loss) from Investment Operations:

Net investment income[1,2]	0.21	0.16	0.22	0.26	0.25

Net realized and unrealized gain (loss) on investments	(1.70)	(0.28)	0.75	0.73	(0.38)

Total income (loss) from investment operations	(1.49)	(0.12)	0.97	0.99	(0.13)

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.16)	(0.22)	(0.27)	(0.25)

Paid in capital	—	(0.01)	—	—	—

Total distributions to shareholders	(0.21)	(0.17)	(0.22)	(0.27)	(0.25)

Net Asset Value, End of Year	$8.95	$10.65	$10.94	$10.19	$9.47

Total Return[2,3]	(14.07)%	(1.07)%	9.57%	10.51%	(1.27)%

Ratio of net expenses to average net assets	0.56%	0.56%	0.55%	0.55%	0.54%

Ratio of gross expenses to average net assets[4]	0.83%	0.76%	0.88%	0.98%	0.80%

Ratio of net investment income to average net assets[2]	2.16%	1.49%	2.04%	2.62%	2.64%

Portfolio turnover	54%	86%	101%	71%	26%

Net assets end of year (000’s) omitted	$19,890	$33,402	$27,800	$8,502	$5,967

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.65	$10.93	$10.18	$9.46	$9.84

Income (loss) from Investment Operations:

Net investment income[1,2]	0.21	0.17	0.22	0.27	0.26

Net realized and unrealized gain (loss) on investments	(1.69)	(0.27)	0.75	0.72	(0.38)

Total income (loss) from investment operations	(1.48)	(0.10)	0.97	0.99	(0.12)

Less Distributions to Shareholders from:

Net investment income	(0.22)	(0.17)	(0.22)	(0.27)	(0.26)

Paid in capital	—	(0.01)	—	—	—

Total distributions to shareholders	(0.22)	(0.18)	(0.22)	(0.27)	(0.26)

Net Asset Value, End of Year	$8.95	$10.65	$10.93	$10.18	$9.46

Total Return[2,3]	(14.00)%	(0.92)%	9.65%	10.59%	(1.23)%

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%

Ratio of gross expenses to average net assets[4]	0.75%	0.68%	0.81%	0.91%	0.74%

Ratio of net investment income to average net assets[2]	2.24%	1.57%	2.11%	2.72%	2.70%

Portfolio turnover	54%	86%	101%	71%	26%

Net assets end of year (000’s) omitted	$9,877	$13,712	$11,552	$10,080	$15,254

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$22.46	$22.23	$21.52	$20.04	$21.06

Income (loss) from Investment Operations:

Net investment income[1,2]	0.67	0.53	0.51	0.57	0.69

Net realized and unrealized gain (loss) on investments	(2.20)	0.28	2.09	0.98	(1.57)

Total income (loss) from investment operations	(1.53)	0.81	2.60	1.55	(0.88)

Less Distributions to Shareholders from:

Net investment income	(0.77)	(0.53)	(0.48)	(0.07)	(0.14)

Net realized gain on investments	(0.05)	(0.05)	(1.41)	—	—

Total distributions to shareholders	(0.82)	(0.58)	(1.89)	(0.07)	(0.14)

Net Asset Value, End of Year	$20.11	$22.46	$22.23	$21.52	$20.04

Total Return[2,3]	(6.80)%	3.67%	12.16%	7.67%	(4.18)%

Ratio of net expenses to average net assets	0.86%[4]	0.84%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[5]	1.32%	1.37%	1.70%	1.87%	1.52%

Ratio of net investment income to average net assets[2]	3.22%	2.36%	2.28%	2.70%	3.34%

Portfolio turnover	74%	97%	157%	52%	60%

Net assets end of year (000’s) omitted	$6,528	$8,157	$10,302	$9,638	$10,365

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2022	2021[6]

Net Asset Value, Beginning of Period	$22.45	$22.27

Income (loss) from Investment Operations:

Net investment income[1,2]	0.71	0.46

Net realized and unrealized gain (loss) on investments	(2.20)	0.35

Total income (loss) from investment operations	(1.49)	0.81

Less Distributions to Shareholders from:

Net investment income	(0.81)	(0.58)

Net realized gain on investments	(0.05)	(0.05)

Total distributions to shareholders	(0.86)	(0.63)

Net Asset Value, End of Period	$20.10	$22.45

Total Return[2,3]	(6.63)%	3.68%[7]

Ratio of net expenses to average net assets	0.66%[4]	0.64%[8]

Ratio of gross expenses to average net assets[5]	1.12%	1.17%[8]

Ratio of net investment income to average net assets[2]	3.42%	2.56%[8]

Portfolio turnover	74%	97%

Net assets end of period (000’s) omitted	$10,740	$13,166

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense totaling 0.02% related to participation in the interfund lending program.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Commencement of operations was on March 15, 2021.

[7]	Not annualized.

[8]	Annualized.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$12.24	$12.45	$12.12	$11.48	$11.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.15	0.13	0.15	0.19	0.17

Net realized and unrealized gain (loss) on investments	(1.10)	(0.11)	0.33	0.64	(0.11)

Total income (loss) from investment operations	(0.95)	0.02	0.48	0.83	0.06

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.13)	(0.15)	(0.19)	(0.18)

Net realized gain on investments	(0.02)	(0.10)	—	—	(0.00)[3]

Total distributions to shareholders	(0.18)	(0.23)	(0.15)	(0.19)	(0.18)

Net Asset Value, End of Year	$11.11	$12.24	$12.45	$12.12	$11.48

Total Return[2,4]	(7.80)%	0.10%	4.31%	7.29%	0.54%

Ratio of net expenses to average net assets	0.72%	0.71%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[5]	0.78%	0.76%	0.77%	0.78%	0.77%

Ratio of net investment income to average net assets[2]	1.35%	1.01%	1.25%	1.59%	1.53%

Portfolio turnover	20%	24%	17%	18%	35%

Net assets end of year (000’s) omitted	$12,972	$17,112	$18,153	$18,711	$17,445

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$12.31	$12.52	$12.18	$11.54	$11.66

Income (loss) from Investment Operations:

Net investment income[1,2]	0.19	0.17	0.19	0.23	0.21

Net realized and unrealized gain (loss) on investments	(1.11)	(0.11)	0.34	0.64	(0.12)

Total income (loss) from investment operations	(0.92)	0.06	0.53	0.87	0.09

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.17)	(0.19)	(0.23)	(0.21)

Net realized gain on investments	(0.02)	(0.10)	—	—	(0.00)[3]

Total distributions to shareholders	(0.21)	(0.27)	(0.19)	(0.23)	(0.21)

Net Asset Value, End of Year	$11.18	$12.31	$12.52	$12.18	$11.54

Total Return[2,4]	(7.45)%	0.43%	4.70%	7.58%	0.87%

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%

Ratio of gross expenses to average net assets[5]	0.45%	0.44%	0.45%	0.46%	0.45%

Ratio of net investment income to average net assets[2]	1.68%	1.33%	1.57%	1.91%	1.85%

Portfolio turnover	20%	24%	17%	18%	35%

Net assets end of year (000’s) omitted	$1,068,290	$1,331,958	$1,287,667	$1,014,514	$940,553

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.74	$10.69	$10.42	$9.69	$10.02

Income (loss) from Investment Operations:

Net investment income[1,2]	0.22	0.20	0.23	0.26	0.27

Net realized and unrealized gain (loss) on investments	(2.17)	0.18	0.37	0.78	(0.33)

Total income (loss) from investment operations	(1.95)	0.38	0.60	1.04	(0.06)

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.19)	(0.21)	(0.25)	(0.15)

Net realized gain on investments	(0.03)	(0.14)	(0.12)	(0.06)	—

Paid in capital	—	—	—	—	(0.12)

Total distributions to shareholders	(0.23)	(0.33)	(0.33)	(0.31)	(0.27)

Net Asset Value, End of Year	$8.56	$10.74	$10.69	$10.42	$9.69

Total Return[2,3]	(18.19)%	3.59%	5.95%	10.92%	(0.55)%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of gross expenses to average net assets[4]	1.07%	1.05%	1.07%	1.08%	1.08%

Ratio of net investment income to average net assets[2]	2.39%	1.85%	2.17%	2.56%	2.79%

Portfolio turnover	45%	61%	81%	40%	89%

Net assets end of year (000’s) omitted	$2,955	$14,923	$5,015	$5,722	$7,283

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.43	$10.40	$10.15	$9.45	$10.01

Income (loss) from Investment Operations:

Net investment income[1,2]	0.24	0.23	0.25	0.29	0.31

Net realized and unrealized gain (loss) on investments	(2.09)	0.17	0.37	0.76	(0.32)

Total income (loss) from investment operations	(1.85)	0.40	0.62	1.05	(0.01)

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.23)	(0.25)	(0.29)	(0.31)

Net realized gain on investments	(0.03)	(0.14)	(0.12)	(0.06)	—

Paid in capital	—	—	—	—	(0.24)

Total distributions to shareholders	(0.28)	(0.37)	(0.37)	(0.35)	(0.55)

Net Asset Value, End of Year	$8.30	$10.43	$10.40	$10.15	$9.45

Total Return[2,3]	(17.86)%	3.94%	6.31%	11.28%	(0.07)%

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[4]	0.72%	0.70%	0.72%	0.73%	0.73%

Ratio of net investment income to average net assets[2]	2.74%	2.20%	2.52%	2.91%	3.14%

Portfolio turnover	45%	61%	81%	40%	89%

Net assets end of year (000’s) omitted	$255,928	$369,473	$323,439	$273,228	$203,867

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.43	$10.40	$10.15	$9.44	$10.01

Income (loss) from Investment Operations:

Net investment income[1,2]	0.25	0.24	0.26	0.30	0.31

Net realized and unrealized gain (loss) on investments	(2.10)	0.17	0.37	0.76	(0.32)

Total income (loss) from investment operations	(1.85)	0.41	0.63	1.06	(0.01)

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.24)	(0.26)	(0.29)	(0.32)

Net realized gain on investments	(0.03)	(0.14)	(0.12)	(0.06)	—

Paid in capital	—	—	—	—	(0.24)

Total distributions to shareholders	(0.28)	(0.38)	(0.38)	(0.35)	(0.56)

Net Asset Value, End of Year	$8.30	$10.43	$10.40	$10.15	$9.44

Total Return[2,3]	(17.82)%	3.99%	6.37%	11.45%	(0.09)%

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[4]	0.67%	0.65%	0.67%	0.68%	0.68%

Ratio of net investment income to average net assets[2]	2.79%	2.25%	2.57%	2.96%	3.19%

Portfolio turnover	45%	61%	81%	40%	89%

Net assets end of year (000’s) omitted	$111	$135	$130	$120	$108

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements December 31, 2022

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II and AMG Funds III (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG Funds II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and AMG Funds III: AMG GW&K ESG Bond Fund (“ESG Bond”) and AMG GW&K High Income Fund (“High Income”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Enhanced Core Bond ESG and Municipal Enhanced offer Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Boards of Trustees of the Trusts (the “Boards”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Boards. The Valuation Committee, which is comprised of the Independent Trustees of the Boards, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Boards to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Boards’ valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Boards will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Boards have adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

Effective September 8, 2022, the Funds adopted the requirements of Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which the Funds’ Board designated the Funds’ Investment Manager as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations. Other than the designation of the Investment Manager as the Valuation Designee, the Funds’ adoption of Rule 2-a5 did not impact how the Funds determine fair value or the carrying amount of investments held in the Funds.

65

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Interest income on foreign securities is recorded gross of any withholding tax. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There are no permanent differences during the year. Temporary differences are primarily due to; for ESG Bond, Enhanced Core Bond ESG, High Income and Municipal Enhanced Yield wash sale loss deferrals, for ESG Bond and High Income, premium amortization on callable bonds.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	ESG Bond		Enhanced Core Bond ESG		High Income

Distributions paid from:	2022	2021	2022	2021	2022	2021

Ordinary income *	$12,655,107	$200,763	$1,041,762	$824,369	$684,311	$543,755

Tax-exempt income	—	—	—	—	—	—

Long-term capital gains	966,729	104,312,217	—	—	2,954	547

Paid-in capital	—	—	—	47,927	—	—

	$13,621,836	$104,512,980	$1,041,762	$872,296	$687,265	$544,302

Notes to Financial Statements (continued)

	Municipal Bond		Municipal Enhanced

Distributions paid from:	2022	2021	2022	2021

Ordinary income *	$551,119	$808,177	$207,654	$1,453,156

Tax-exempt income	19,272,793	17,729,864	7,931,831	8,070,665

Long-term capital gains	1,733,844	9,730,890	814,678	3,573,833

	$21,557,756	$28,268,931	$8,954,163	$13,097,654

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2022, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Enhanced Core Bond ESG	High Income	Municipal Bond	Municipal Enhanced

Capital loss carryforward	$19,613,061	$4,956,739	$1,188,227	$10,312,359	$10,809,353

Undistributed ordinary income	31,878	—	4,287	—	—

Undistributed tax-exempt income	—	—	—	677	30,058

At December 31, 2022, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Depreciation

ESG Bond	$576,213,247	$926,487	$(80,013,775)	$(79,087,288)

Enhanced Core Bond ESG	46,849,394	10,494	(5,741,529)	(5,731,035)

High Income	19,273,681	35,883	(962,111)	(926,228)

Municipal Bond	1,143,562,341	2,993,902	(63,342,720)	(60,348,818)

Municipal Enhanced	290,190,158	829,496	(36,219,434)	(35,389,938)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2022, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2022, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

ESG Bond	$7,220,366	$12,392,695	$19,613,061

Enhanced Core Bond ESG	2,475,319	2,481,420	4,956,739

High Income	397,484	790,743	1,188,227

Municipal Bond	2,786,859	7,525,500	10,312,359

Municipal Enhanced	3,966,598	6,842,755	10,809,353

For the fiscal year ended December 31, 2022, the Funds did not utilize capital loss carryovers.

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2022 and December 31, 2021, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Enhanced Core Bond ESG
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	434,859	$9,802,580	1,452,937	$38,053,195	151,245	$1,447,268	286,260	$3,068,578

Shares issued in reinvestment of distributions	345,800	7,627,326	2,051,404	51,918,933	20,650	192,586	17,561	187,784

Shares redeemed	(3,716,450)	(83,888,821)	(6,049,606)	(156,764,465)	(268,963)	(2,557,723)	(459,141)	(4,905,575)

Net decrease	(2,935,791)	$(66,458,915)	(2,545,265)	$(66,792,337)	(97,068)	$(917,869)	(155,320)	$(1,649,213)

Class I:

Shares sold	1,292,769	$29,148,121	3,132,524	$82,409,399	1,447,204	$13,969,790	1,729,710	$18,560,256

Shares issued in reinvestment of distributions	256,042	5,663,172	1,959,229	49,642,039	55,346	519,860	40,944	439,321

Shares redeemed	(5,602,000)	(125,532,119)	(11,383,287)	(293,819,048)	(2,416,748)	(23,744,821)	(1,177,158)	(12,618,347)

Net increase (decrease)	(4,053,189)	$(90,720,826)	(6,291,534)	$(161,767,610)	(914,198)	$(9,255,171)	593,496	$6,381,230

Class Z:

Shares sold	—	—	—	—	147,673	$1,476,721	442,744	$4,753,770

Shares issued in reinvestment of distributions	—	—	—	—	27,916	261,662	17,832	191,235

Shares redeemed	—	—	—	—	(359,946)	(3,361,565)	(229,602)	(2,465,708)

Net increase (decrease)	—	—	—	—	(184,357)	$(1,623,182)	230,974	$2,479,297

	High Income				Municipal Bond

	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	18,712	$389,945	111,205	$2,494,229	647,098	$7,349,629	698,892	$8,650,727

Shares issued in reinvestment of distributions	13,040	267,721	9,973	224,451	16,904	188,374	23,744	292,232

Shares redeemed	(70,270)	(1,469,556)	(221,405)	(4,977,229)	(895,246)	(10,012,745)	(782,262)	(9,674,017)

Net decrease	(38,518)	$(811,890)	(100,227)	$(2,258,549)	(231,244)	$(2,474,742)	(59,626)	$(731,058)

Class I:

Shares sold	484,312	$9,834,594	605,743	$13,584,553	81,732,933	$917,700,640	33,594,124	$418,621,329

Shares issued in reinvestment of distributions	19,941	410,014	13,885	312,124	1,484,035	16,631,130	1,809,529	22,408,701

Shares redeemed	(556,443)	(11,307,954)	(33,112)	(749,594)	(95,879,229)	(1,074,060,059)	(30,023,803)	(373,936,594)

Net increase (decrease)	(52,190)	$(1,063,346)	586,516	$13,147,083	(12,662,261)	$(139,728,289)	5,379,850	$67,093,436

Notes to Financial Statements (continued)

	Municipal Enhanced

	December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount

Class N:

Shares sold	616,950	$5,797,292	3,442,311	$37,047,081

Shares issued in reinvestment of distributions	5,976	53,425	15,958	172,953

Shares redeemed	(1,667,635)	(16,584,715)	(2,537,721)	(27,497,613)

Net increase (decrease)	(1,044,709)	$(10,733,998)	920,548	$9,722,421

Class I:

Shares sold	12,933,675	$112,341,447	10,001,279	$105,402,142

Shares issued in reinvestment of distributions	534,430	4,664,114	631,256	6,610,515

Shares redeemed	(18,061,842)	(159,500,846)	(6,312,309)	(66,530,105)

Net increase (decrease)	(4,593,737)	$(42,495,285)	4,320,226	$45,482,552

Class Z:

Shares issued in reinvestment of distributions	423	$3,685	461	$4,817

Net increase	423	$3,685	461	$4,817

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2022, the market value of Repurchase Agreements outstanding for ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond Fund and Municipal Enhanced Yield were $10,482,408, $1,472,815, $1,501,247, $668,000 and $926,000, respectively.

i. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

j. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund’s identify securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying

Notes to Financial Statements (continued)

securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to the Boards approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K. Prior to March 19, 2021, ESG Bond’s investment portfolio was managed by Loomis, Sayles & Company, L.P.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2022, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%[1]

Enhanced Core Bond ESG	0.30%

High Income	0.39%

Municipal Bond	0.35%

on first $25 million

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

[1]	Prior to June 12, 2021, the annual rate for the investment management fees for ESG Bond was 0.26% of the Fund’s average daily net assets.

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced to the annual rate of 0.43%, 0.48%. 0.59%, 0.34%, and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to June 12, 2021, ESG Bond expense limitation was 0.46%.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Boards, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2022, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Enhanced Core Bond ESG	High Income

Less than 1 year	$51,532	$135,792	$75,430

1-2 years	19,644	113,335	94,499

2-3 years	72,842	130,195	88,045

Total	$144,018	$379,322	$257,974

Expiration Period	Municipal Bond	Municipal Enhanced

Less than 1 year	$704,935	$242,883

1-2 years	706,015	230,390

2-3 years	726,185	225,094

Total	$2,137,135	$698,367

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the

70

Notes to Financial Statements (continued)

1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of ESG Bond, High Income, Municipal Bond, Municipal Enhanced, and for Enhanced Core Bond ESG’s Class I shares, the Boards have approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2022, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Enhanced Core Bond ESG

Class I	0.10%	0.08%

High Income

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.13%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Boards provide supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Boards and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Boards, and the Boards monitor the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2022, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2022 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

ESG Bond	$4,329,671	4	$1,148	2.419%

Enhanced Core Bond ESG	486,039	14	389	2.089%

High Income	489,086	7	370	3.945%

Municipal Bond	8,854,595	18	9,801	2.245%

Municipal Enhanced	3,158,274	12	1,532	1.475%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Enhanced Core Bond ESG	$3,368,341	8	$1,340	1.815%

High Income	4,673,444	5	3,009	4.700%

Municipal Bond	2,734,196	1	352	4.700%

Municipal Enhanced	1,149,132	1	164	5.210%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2022, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$65,298,623	$153,695,147

Enhanced Core Bond ESG	12,514,020	18,382,332

High Income	13,256,982	14,699,126

Municipal Bond	233,624,424	311,059,127

Municipal Enhanced	130,975,152	184,265,445

71

Notes to Financial Statements (continued)

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2022 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$65,991,278	$120,991,689

Enhanced Core Bond ESG	13,127,041	16,165,260

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2022, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

ESG Bond	$25,458,950	$7,412,408	$19,038,641	$26,451,049

Enhanced Core Bond ESG	2,393,361	1,242,815	1,247,494	2,490,309

High Income	1,415,713	1,253,247	226,879	1,480,126

The following table summarizes the securities received as collateral for securities lending at December 31, 2022:

Fund	Collateral Type	Coupon Range	Maturity Date Range

ESG Bond	U.S. Treasury Obligations	0.125%-4.750%	04/15/23-11/15/51

Enhanced Core Bond ESG	U.S. Treasury Obligations	0.125%-4.750%	01/31/24-11/15/51

High Income	U.S. Treasury Obligations	0.125%-3.875%	04/15/23-11/15/50

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2022:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Bank of America Securities, Inc.	$1,760,647	—	$1,760,647	$1,760,647	—

Citigroup Global Markets, Inc.	369,820	—	369,820	369,820	—

MUFG Securities America, Inc.	1,760,647	—	1,760,647	1,760,647	—

National Bank Financial	1,760,647	—	1,760,647	1,760,647	—

RBC Dominion Securities, Inc.	1,760,647	—	1,760,647	1,760,647	—

Fixed Income Clearing Corp.	3,070,000	—	3,070,000	3,070,000	—

Total	$10,482,408	—	$10,482,408	$10,482,408	—

Enhanced Core Bond ESG

Citigroup Global Markets, Inc.	$242,815	—	$242,815	$242,815	—

National Bank Financial	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	230,000	—	230,000	230,000	—

Total	$1,472,815	—	$1,472,815	$1,472,815	—

High Income

Citigroup Global Markets, Inc.	$253,247	—	$253,247	$253,247	—

National Bank Financial	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	248,000	—	248,000	248,000	—

Total	$1,501,247	—	$1,501,247	$1,501,247	—

Municipal Bond

Fixed Income Clearing Corp.	$668,000	—	$668,000	$668,000	—

Municipal Enhanced

Fixed Income Clearing Corp.	$926,000	—	$926,000	$926,000	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds, AMG Funds II, and AMG Funds III and Shareholders of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, and AMG GW&K High Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds), AMG GW&K Enhanced Core Bond ESG Fund (one of the funds constituting AMG Funds II), AMG GW&K ESG Bond Fund, and AMG GW&K High Income Fund (two of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2022 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designates $966,729, $0, $2,954, $1,733,844, and $814,678, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2022, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012- AMG Funds • Trustee since 2012- AMG Funds II • Trustee since 2012- AMG Funds III • Oversees 40 Funds in Fund Complex	Bruce B. Bingham, 74 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).

• Chairman of the Audit Committee since 2021 • Trustee since 2013- AMG Funds • Trustee since 2013- AMG Funds II • Trustee since 2013- AMG Funds III • Oversees 44 Funds in Fund Complex

Kurt A. Keilhacker, 59

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Trustee since 1993 - AMG Funds III • Oversees 40 Funds in Fund Complex

Steven J. Paggioli, 72

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman of the Board of Trustees since 2017

• Chairman of the Governance Committee since 2017

• Trustee since 1999- AMG Funds

• Trustee since 2000- AMG Funds II

• Trustee since 1999- AMG Funds III

• Oversees 44 Funds in Fund Complex

Eric Rakowski, 64

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (3 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013- AMG Funds • Trustee since 2013- AMG Funds II • Trustee since 2013- AMG Funds III • Oversees 44 Funds in Fund Complex

Victoria L. Sassine, 57

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors, Business Management Associates (2018-2019).

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2000-AMG Funds II • Trustee since 2004-AMG Funds • Trustee since 1987-AMG Funds III • Oversees 40 Funds in Fund Complex

Thomas R. Schneeweis, 75*

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

*Mr. Schneeweis retired from the Board of Trustees of AMG Funds, AMG Funds II and AMG Funds III as of December 31, 2022.

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 • Oversees 44 Funds in Fund Complex

Garret W. Weston, 41

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 64

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 57

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 56

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 52

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 48

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Assistant Secretary since 2016

Maureen M. Kerrigan, 37

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

Effective March 9, 2023, the Transfer Agent’s mailing address will change to the following:

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426

AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com	123122 AR088

ANNUAL REPORT

AMG Funds December 31, 2022

AMG GW&K Small Cap Core Fund

Class N: GWETX | Class I: GWEIX | Class Z: GWEZX

AMG GW&K Small Cap Value Fund

Class N: SKSEX | Class I: SKSIX | Class Z: SKSZX

AMG GW&K Small/Mid Cap Fund

Class N: GWGVX | Class I: GWGIX | Class Z: GWGZX

AMG GW&K Global Allocation Fund

Class N: MBEAX | Class I: MBESX | Class Z: MBEYX

amgfunds.com	123122 AR089

AMG Funds Annual Report — December 31, 2022

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Small Cap Core Fund	4

AMG GW&K Small Cap Value Fund	10

AMG GW&K Small/Mid Cap Fund	16

AMG GW&K Global Allocation Fund	22

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	33

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	35

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	36

Detail of changes in assets for the past two fiscal years

Financial Highlights	38

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	50

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60

OTHER INFORMATION	61

TRUSTEES AND OFFICERS	62

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

The past year was a challenging period for investors, as uncertainties about high inflation, tighter financial conditions, and the Russian invasion of Ukraine led to significant volatility. Global equity and bond markets fell in tandem amid sharply higher interest rates and eroding investor confidence as worries of an impending recession lingered most of the year. A global commodity shock caused by the war in Ukraine only made matters worse. The S&P 500® Index slipped into a bear market with the Index falling more than (24)% from its peak earlier in the year. The abrupt shift in markets this year has reset expectations around future growth, as the U.S. Federal Reserve (the Fed) and other global central banks have taken aggressive policy action to bring down inflation. While the outlook is uncertain given recent negative returns across many asset classes, global stock and bond valuations are now far more attractive entering 2023 compared to a year ago.

There was very wide dispersion in S&P 500® Index sector performance. Energy significantly outperformed all other sectors with a gain of 65.72% as the price of oil surged during the period. The defensive-oriented sectors also outperformed, although utilities was the only other sector with a positive return, gaining 1.54%. Consumer staples and health care were slightly negative with returns of (0.62)% and (1.95)%, respectively. High-growth technology and mega cap internet-related companies underperformed during the period, and real estate was impacted by higher interest rates. Communications services fell the most with a (39.93)% return during the year, followed by declines of (37.03)% for consumer discretionary, (28.14)% for information technology and (26.13)% for real estate. Value stocks held up much better than growth stocks as the Russell 1000® Value Index returned (7.54)% compared to the (29.14)% return for the Russell 1000® Growth Index. Small cap stocks struggled as the Russell 2000® Index lost (20.44)%. Outside the U.S., foreign developed markets were negative with a (14.45)% return for the MSCI EAFE Index, however a very strong fourth quarter rally drove international equity returns ahead of their U.S. counterparts for the year.

The 10-year Treasury yield more than doubled during the year, surging to the highest levels since before the Great Financial Crisis. Rapidly rising rates from a very low base led to historic negative performance for bonds as the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (13.01)% over the period. Investment-grade corporate bonds underperformed, returning (15.76)% for the year. High yield bonds held up better with a (11.19)% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond

Index. Municipal bonds were also negative, but outperformed the broader market with a (8.53)% return for the Bloomberg Municipal Bond Index.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit www.amgfunds.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		December 31, 2022*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	(18.11)%	7.66%	9.42%

Small Cap	(Russell 2000® Index)	(20.44)%	3.10%	4.13%

International	(MSCI ACWI ex USA)	(16.00)%	0.07%	0.88%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(13.01)%	(2.71)%	0.02%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	(11.19)%	0.05%	2.31%

Tax-exempt	(Bloomberg Municipal Bond Index)	(8.53)%	(0.77)%	1.25%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.34%	0.82%	1.39%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2022	Expense Ratio for the Period	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period*

AMG GW&K Small Cap Core Fund

Based on Actual Fund Return
Class N	1.30%	$1,000	$1,055	$6.73
Class I	0.95%	$1,000	$1,057	$4.93
Class Z	0.90%	$1,000	$1,057	$4.67

Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.90%	$1,000	$1,021	$4.58

AMG GW&K Small Cap Value Fund

Based on Actual Fund Return
Class N	1.15%	$1,000	$1,035	$5.90
Class I	0.95%	$1,000	$1,036	$4.88
Class Z	0.90%	$1,000	$1,036	$4.62

Based on Hypothetical 5% Annual Return
Class N	1.15%	$1,000	$1,019	$5.85
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.90%	$1,000	$1,021	$4.58

AMG GW&K Small/Mid Cap Fund

Based on Actual Fund Return

Class N	1.07%	$1,000	$1,040	$5.50
Class I	0.87%	$1,000	$1,041	$4.48
Class Z	0.82%	$1,000	$1,042	$4.22

Based on Hypothetical 5% Annual Return
Class N	1.07%	$1,000	$1,020	$5.45
Class I	0.87%	$1,000	$1,021	$4.43
Class Z	0.82%	$1,000	$1,021	$4.18

Six Months Ended December 31, 2022	Expense Ratio for the Period	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period*

AMG GW&K Global Allocation Fund

Based on Actual Fund Return
Class N	1.08%	$1,000	$1,005	$5.46
Class I	0.89%	$1,000	$1,006	$4.50
Class Z	0.83%	$1,000	$1,007	$4.20

Based on Hypothetical 5% Annual Return
Class N	1.08%	$1,000	$1,020	$5.50
Class I	0.89%	$1,000	$1,021	$4.53
Class Z	0.83%	$1,000	$1,021	$4.23

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2022, AMG GW&K Small Cap Core Fund (the “Fund”) Class N shares returned (16.58)%, compared to the Fund’s benchmark, the Russell 2000® Index (the “Index”), which returned (20.44)%.

It is starting to become an unwelcome tagline for this decade: 202x was a challenging year for investors to navigate. So far, each year in this nascent decade has been uncertain and confounding for investors. 2022 fit that mold as well, but this year the pain was felt in our wallets too as stocks and asset values of all kinds declined sharply. The Index dropped (20.44)% and finished just a bit above its June lows. The simple mathematical determinants of stock prices tell us they can fall because investors: 1) lower their accepted valuation levels, 2) lower their earnings expectations, or 3) lower both. For 2022, reason 1 was dominant for small cap stocks as rising inflation and interest rates led to a significant de-rating in valuations. However, late in the year analysts began to more actively mark down earnings estimates as well. There were myriad factors contributing to the uncertainty and subsequent estimate revisions. A list of prominent factors would likely include changing consumer spending preferences (services versus goods), lower end demand in housing and other related industries, uncertainty about the duration of the U.S. Federal Reserve’s (the Fed) tightening campaign, lingering supply-chain challenges (inflation and availability), a very uncertain reopening in China, and Russia’s war on Ukraine. To keep investors more off balance, small-cap stocks rallied in the final quarter of the year. Short-term oriented investors will ask whether expectations have fallen enough for stocks to have bottomed. We are skeptical that anyone can answer this correctly with high confidence, so it may not be the best question to ponder to maximize long-term returns.

The Fund outperformed the Index during the year. Within the benchmark, style factors indicated a preference for higher-quality attributes in the selloff of 2022. Broadly speaking, the lower quality the stock the more poorly it performed over the course of the year. This was most evident in characteristics such as low return-on-equity (ROE), non-earners, high beta, and negative equity, which all meaningfully underperformed the Index. During 2022, the benchmark had only one sector in positive territory, but it was a noteworthy one with energy up an impressive 53.2%. Utilities and consumer staples were next best sectors given their relatively stable cash flows, finishing down single digits. Five sectors dropped more than 25% on the year, each having significantly more exposure to the weaker factors mentioned above.

The strong relative outperformance of the Fund in 2022 came from a combination of allocation toward higher-quality companies and strong stock selection. On the factor side, averaging the allocation impact for the six quality factors we follow implies about 150 basis points of positive impact to relative performance. The impact was greater for earnings-specific factors. The strong stock selection came prominently from health care, with six other sectors also making positive contributions. Health care benefited from an underweight to Biotechnology, but also suffered from an overweight in Life Science Tools/Service. While the health care portion of the benchmark dropped 28.7%, eight of our holdings were up, of which ChemoCentryx Inc., LHC Group Inc., and Covetrus, Inc. were the beneficiaries of takeout bids. The remaining five are still in the Fund and each finished in the black based on improved long-term cash flow outlooks. Energy was the poorest relative performing sector. Our underweight position was responsible for 85% of the deficit. The materials sector was hurt by our lack of exposure to relatively strong industries such as metals & mining, as well as a (38.2)% decline in our largest position in the sector, Avient Corp, due to weak earnings results.

Whether the June lows for the Index turn out to be THE lows or not will depend on the answers to several other important and complex questions. It appears that inflation has peaked, but will the stickiest elements (especially labor costs) recede quickly enough for the Fed to pause their interest rate increases and avoid further compression of end demand and corporate profits? Is there some part of our economic system that “breaks” due to the dramatic tightening actions of the Fed and other central banks? Will China’s new COVID policies result in a public health policy challenge that lasts months or much longer? Could more strains emerge that defy current vaccines? Finally, is there an acceptable end game for Russia’s war against Ukraine, or is there a further serious escalation? Instead of trying to correctly answer all these questions, a fool’s errand if there ever was one, we think it is best to focus on what opportunities exist today in the small cap market. Two years ago, investors were convinced energy stocks were a black hole while Amazon and Tesla would grow to the sky. Since then, small cap energy stocks are up 156% while Amazon and Tesla are off their highs for the year by (40)% or more. What do investors collectively think they know with high confidence today? Which stocks in the Index and in our Fund reflect excessive optimism? What segments of the market are investors too fearful to own? Fear today can often be the fuel for tomorrow’s returns. Sometimes, that tomorrow can be slower than we would like to arrive. We believe our best course is to continue to look for stocks priced at reasonable valuations relative to the strength of their long-term business outlook. And be patient. The 2020s still have seven more years to go.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2022.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Core Fund2, [3,4,5,6]

Class N	(16.58%)	5.94%	10.20%	8.08%	12/10/96

Class I	(16.27%)	6.30%	10.62%	12.31%	07/27/09

Class Z	(16.25%)	6.35%	—	7.93%	02/24/17

Russell 2000® Index[7]	(20.44%)	4.13%	9.01%	7.68%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[4]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	19.6

Financials	17.4

Industrials	15.1

Consumer Discretionary	12.8

Information Technology	11.7

Materials	5.2

Real Estate	5.1

Energy	4.8

Consumer Staples	3.8

Utilities	2.7

Short-Term Investments	2.0

Other Assets, less Liabilities	(0.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Performance Food Group Co.	2.6

SPX Technologies, Inc.	2.2

Matador Resources Co.	2.2

Halozyme Therapeutics, Inc.	2.0

MACOM Technology Solutions Holdings, Inc.	2.0

Texas Roadhouse, Inc.	2.0

RBC Bearings, Inc.	1.9

Globus Medical, Inc., Class A	1.9

Seacoast Banking Corp. of Florida	1.7

Ameris Bancorp	1.7

Top Ten as a Group	20.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2022

	Shares	Value

Common Stocks - 98.2%

Consumer Discretionary - 12.8%

Boot Barn Holdings, Inc.*	82,568	$5,162,151

Churchill Downs, Inc.	46,372	9,804,432

Chuy’s Holdings, Inc.*	141,824	4,013,619

Five Below, Inc.*	32,250	5,704,058

Grand Canyon Education, Inc.*	103,089	10,892,384

Helen of Troy, Ltd.*	46,330	5,138,460

Lithia Motors, Inc., Class A1	34,160	6,993,918

Oxford Industries, Inc.	87,680	8,170,022

Patrick Industries, Inc.[1]	76,735	4,650,141

Revolve Group, Inc.*,1	76,441	1,701,577

Skyline Champion Corp.*	141,260	7,276,303

Texas Roadhouse, Inc.	142,303	12,942,458

Wolverine World Wide, Inc.	203,928	2,228,933

Total Consumer Discretionary		84,678,456

Consumer Staples - 3.8%

Central Garden & Pet Co., Class A*	222,609	7,969,402

Performance Food Group Co.*	292,289	17,066,755

Total Consumer Staples		25,036,157

Energy - 4.8%

ChampionX Corp.	139,958	4,057,382

Magnolia Oil & Gas Corp., Class A1	431,517	10,119,074

Matador Resources Co.[1]	249,377	14,274,340

Patterson-UTI Energy, Inc.	196,482	3,308,757

Total Energy		31,759,553

Financials - 17.4%

Ameris Bancorp	242,138	11,414,385

AMERISAFE, Inc.	106,723	5,546,394

Cathay General Bancorp	237,022	9,668,127

Cohen & Steers, Inc.[1]	136,806	8,832,195

Glacier Bancorp, Inc.	151,804	7,502,154

Horace Mann Educators Corp.	251,174	9,386,372

Houlihan Lokey, Inc.	116,309	10,137,493

Independent Bank Corp.	88,812	7,498,397

OceanFirst Financial Corp.	360,300	7,656,375

Pacific Premier Bancorp, Inc.	268,100	8,461,236

Seacoast Banking Corp. of Florida	367,860	11,473,554

Stifel Financial Corp.	157,726	9,206,467

Veritex Holdings, Inc.	284,291	7,982,891

Total Financials		114,766,040

Health Care - 19.6%

Arcutis Biotherapeutics, Inc.*	251,328	3,719,654

	Shares	Value

Artivion, Inc.*	264,636	$3,207,388

AtriCure, Inc.*	179,231	7,954,272

Azenta, Inc.	103,364	6,017,852

BioCryst Pharmaceuticals, Inc.*,1	291,366	3,344,882

Castle Biosciences, Inc.*	93,190	2,193,693

CryoPort, Inc.*	148,604	2,578,279

Globus Medical, Inc., Class A*	171,470	12,735,077

Halozyme Therapeutics, Inc.*,1	234,021	13,315,795

HealthEquity, Inc.*	150,700	9,289,148

ICU Medical, Inc.*,1	34,297	5,401,092

Insmed, Inc.*	184,678	3,689,866

Integra LifeSciences Holdings Corp.*	136,764	7,668,357

Intra-Cellular Therapies, Inc.*	126,421	6,690,199

Medpace Holdings, Inc.*	42,784	9,087,749

Phreesia, Inc.*	334,214	10,815,165

Progyny, Inc.*	170,591	5,313,910

Supernus Pharmaceuticals, Inc.*,1	264,556	9,436,713

Syneos Health, Inc.*	64,793	2,376,607

Veracyte, Inc.*	183,894	4,363,805

Total Health Care		129,199,503

Industrials - 15.1%

Alamo Group, Inc.	68,502	9,699,883

Allegiant Travel Co.*,1	44,496	3,025,283

Heartland Express, Inc.	177,672	2,725,488

Helios Technologies, Inc.	120,426	6,555,991

ICF International, Inc.	92,202	9,132,608

ITT, Inc.	89,625	7,268,588

Primoris Services Corp.	326,956	7,173,415

RBC Bearings, Inc.*,1	60,880	12,745,228

Shoals Technologies Group, Inc., Class A*	94,089	2,321,176

The Shyft Group, Inc.	271,399	6,746,979

SPX Technologies, Inc.*	223,437	14,668,639

Terex Corp.	177,479	7,581,903

UFP Industries, Inc.	128,453	10,179,900

Total Industrials		99,825,081

Information Technology - 11.7%

The Descartes Systems Group, Inc. (Canada)*	130,116	9,062,580

Endava PLC, ADR (United Kingdom)*	48,128	3,681,792

Flywire Corp.*	433,563	10,609,287

MACOM Technology Solutions Holdings, Inc.*	210,121	13,233,421

Novanta, Inc.*	71,938	9,774,216

Paycor HCM, Inc.*	287,138	7,026,267

Rapid7, Inc.*	105,031	3,568,953

The accompanying notes are an integral part of these financial statements.

7

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 11.7% (continued)

Silicon Laboratories, Inc.*,1	58,624	$7,953,518

Thoughtworks Holding, Inc.*,1	600,086	6,114,876

Viavi Solutions, Inc.*	632,438	6,646,923

Total Information Technology		77,671,833

Materials - 5.2%

Avient Corp.	305,162	10,302,269

Balchem Corp.	65,410	7,987,215

Minerals Technologies, Inc.	140,057	8,504,261

Silgan Holdings, Inc.	141,653	7,343,292

Total Materials		34,137,037

Real Estate - 5.1%

Agree Realty Corp., REIT	115,823	8,215,325

National Health Investors, Inc., REIT	98,117	5,123,670

Ryman Hospitality Properties, Inc., REIT	111,710	9,135,644

STAG Industrial, Inc., REIT	348,059	11,245,786

Total Real Estate		33,720,425

Utilities - 2.7%

IDACORP, Inc.	74,083	7,989,852

NorthWestern Corp.	170,238	10,101,923

Total Utilities		18,091,775

Total Common Stocks
(Cost $534,382,503)		648,885,860

	Principal Amount
Short-Term Investments - 2.0%

Joint Repurchase Agreements - 0.3%[2]

Citigroup Global Markets, Inc., dated 12/30/22,due 01/03/23, 4.250% total to be received $248,899 (collateralized by various U.S. Treasuries, 0.000% - 4.500%, 04/11/23 - 10/31/29, totaling $253,758)	$248,782	248,782

	Principal Amount	Value

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $1,000,482 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $1,020,000)	$1,000,000	$1,000,000

RBC Dominion Securities, Inc., dated 12/30/22, due 01/03/23, 4.300% total to be received $1,000,478 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.000%, 09/01/24 - 10/20/52, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,248,782

Repurchase Agreements - 1.7%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $10,903,025 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $11,116,004)	10,898,000	10,898,000

Total Short-Term Investments
(Cost $13,146,782)		13,146,782

Total Investments - 100.2%
(Cost $547,529,285)		662,032,642

Other Assets, less Liabilities - (0.2)%		(1,492,527)

Net Assets - 100.0%		$660,540,115

*	Non-income producing security.

[1]

Some of these securities, amounting to $30,453,990 or 4.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$648,885,860	—	—	$648,885,860

Short-Term Investments

Joint Repurchase Agreements	—	$2,248,782	—	2,248,782

Repurchase Agreements	—	10,898,000	—	10,898,000

Total Investments in Securities	$648,885,860	$13,146,782	—	$662,032,642

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2022, AMG GW&K Small Cap Value Fund (the “Fund”) Class N shares returned (15.33)%, compared to a (14.48)% return for the Russell 2000® Value Index (the “Index”), the Fund’s benchmark.

It is starting to become an unwelcome tagline for this decade: 202x was a challenging year for investors to navigate. So far, each year in this nascent decade has been uncertain and confounding for investors. 2022 fit that mold as well, but this year the pain was felt in our wallets too as stocks and asset values of all kinds declined sharply. The Index dropped (20.48)% and finished just a bit above its June lows. The simple mathematical determinants of stock prices tell us they can fall because investors: 1) lower their accepted valuation levels, 2) lower their earnings expectations, or 3) lower both. For 2022, reason number 1 was dominant for small cap stocks as rising inflation and interest rates led to a significant de-rating in valuations. However, late in the year analysts began to more actively mark down earnings estimates as well. There were myriad factors contributing to the uncertainty and subsequent estimate revisions. A list of prominent factors would likely include changing consumer spending preferences (services versus goods), lower end demand in housing and other related industries, uncertainty about the duration of the U.S. Federal Reserve’s (the Fed) tightening campaign, lingering supply-chain challenges (inflation and availability), a very uncertain reopening in China, and Russia’s war on Ukraine. To keep investors more off balance, small-cap stocks rallied in the final quarter of the year. Short-term oriented investors will ask whether expectations have fallen enough for stocks to have bottomed. We are skeptical that anyone can answer this correctly with high confidence, so it may not be the best question to ponder to maximize long-term returns.

The Fund underperformed the Index during the year. In 2022, the benchmark had only one sector in positive territory, but it was a noteworthy one with energy up an impressive 60.5%. Utilities and consumer staples were the next best sectors given their relatively stable cash flows, finishing down single digits. Not surprisingly, style factors indicated a preference for higher-quality attributes in the selloff of 2022. Broadly speaking, within the Index, the lower quality the stock, the more poorly it performed over the course of the year. This was most evident in characteristics such as low return-on-equity (ROE), non-earners, high beta, and negative equity, which all meaningfully underperformed the Index. Five sectors dropped more than 24% on the year, each having significantly more exposure to the weaker factors mentioned above.

The Fund benefited in 2022 from a combination of allocation toward higher-quality stocks and stock selection. On the factor side, averaging the allocation impact for the six quality factors we follow implies about 130 basis points of positive impact. The impact was greater for earnings specific factors. The positive stock selection came primarily from industrials with financials, health care, real estate, and communication services also making positive contributions. Industrials benefited from an overweight in the professional services industry, with two names, CBIZ, Inc. and CACI International up double digits in a sector that was down 12.8%. CACI International was sold during the period. Strong stock selection in banking drove the relative outperformance in financials. In health care, the Fund benefited from an underweight position in Biotechnology and good stock selection across other industries. Energy was the poorest relative performing sector, with our underweight position to this strong performing area was a significant detractor from relative results. The consumer discretionary sector was also a significant headwind, due to our overweight exposure and weak stock selection in the specialty retail and the hotel restaurants and leisure industries.

Whether the June lows for the Index turn out to be THE lows or not will depend on the answers to several other important and complex questions. It appears that inflation has peaked, but will the stickiest elements (especially labor costs) recede quickly enough for the Fed to pause their interest rate increases and avoid further compression of end demand and corporate profits? Is there some part of our economic system that “breaks” due to the dramatic tightening actions of the Fed and other central banks? Will China’s new COVID policies result in a public health policy challenge that lasts months or much longer? Could more strains emerge that defy current vaccines? Finally, is there an acceptable end game for Russia’s war against Ukraine, or is there a further serious escalation? Instead of trying to correctly answer all these questions, a fool’s errand if there ever was one, we think it is best to focus on what opportunities exist today in the small cap market. Two years ago, investors were convinced energy stocks were a black hole while Amazon and Tesla would grow to the sky. Since then, small cap energy stocks are up 156% while Amazon and Tesla are off their highs for the year by (40)% or more. What do investors collectively think they know with high confidence today? Which stocks in the Index and in our Fund reflect excessive optimism? What segments of the market are investors too fearful to own? Fear today can often be the fuel for tomorrow’s returns. Sometimes that tomorrow can be slower than we would like to arrive. We believe our best course is to continue to look for stocks priced at reasonable valuations relative to the strength of their long-term business outlook. And be patient. The 2020s still have seven more years to go.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

10

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Value Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2022.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Small Cap Value Fund2, [3,4,5,6,7,8]

Class N	(15.33%	)	3.91%	8.97%	10.94%	04/23/87

Class I	(15.19%	)	4.09%	—	4.81%	02/24/17

Class Z	(15.16%	)	4.16%	—	4.88%	02/24/17

Russell 2000® Value Index[9]	(14.48%	)	4.13%	8.48%	—	—

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] As of December 4, 2020, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Skyline Special Equities Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous subadvisor, Skyline Asset Management, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[6] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[8] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9] The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

11

AMG GW&K Small Cap Value Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Financials	28.5

Industrials	15.0

Health Care	11.2

Real Estate	10.3

Consumer Discretionary	10.0

Energy	5.5

Information Technology	4.5

Materials	4.4

Utilities	3.8

Communication Services	2.8

Consumer Staples	2.6

Short-Term Investments	4.4

Other Assets, less Liabilities	(3.0)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Selective Insurance Group, Inc.	2.3

Group 1 Automotive, Inc.	2.3

Independence Realty Trust, Inc.	2.2

Ameris Bancorp	2.0

First Interstate BancSystem, Inc., Class A	2.0

Tenet Healthcare Corp.	1.9

CBIZ, Inc.	1.9

Atlantic Union Bankshares Corp.	1.8

ICF International, Inc.	1.8

Piper Sandler Cos.	1.8

Top Ten as a Group	20.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments December 31, 2022

	Shares	Value

Common Stocks - 98.6%

Communication Services - 2.8%

Gray Television, Inc.	252,726	$2,828,004

IMAX Corp. (Canada)*	153,235	2,246,425

Ziff Davis, Inc.*	24,200	1,914,220

Total Communication Services		6,988,649

Consumer Discretionary - 10.0%

Academy Sports & Outdoors, Inc.	66,425	3,489,969

Boot Barn Holdings, Inc.*	67,612	4,227,102

First Watch Restaurant Group, Inc.*	258,011	3,490,889

Group 1 Automotive, Inc.	31,794	5,734,684

Helen of Troy, Ltd.*	24,300	2,695,113

Leslie’s, Inc.*	205,955	2,514,711

Topgolf Callaway Brands Corp.*,1	151,684	2,995,759

Total Consumer Discretionary		25,148,227

Consumer Staples - 2.6%

Central Garden & Pet Co.*	113,080	4,234,846

Hostess Brands, Inc.*	108,600	2,436,984

Total Consumer Staples		6,671,830

Energy - 5.5%

Earthstone Energy, Inc., Class A*,1	191,553	2,725,799

Magnolia Oil & Gas Corp., Class A	116,685	2,736,263

Matador Resources Co.[1]	64,371	3,684,596

ProPetro Holding Corp.*	249,914	2,591,608

Solaris Oilfield Infrastructure, Inc., Class A	214,865	2,133,610

Total Energy		13,871,876

Financials - 28.5%

Ameris Bancorp	108,536	5,116,387

Atlantic Union Bankshares Corp.	129,829	4,562,191

Cathay General Bancorp	83,722	3,415,020

City Holding Co.[1]	37,149	3,458,200

Community Bank System, Inc.	60,600	3,814,770

Enterprise Financial Services Corp.	72,040	3,527,078

Federal Agricultural Mortgage Corp., Class C	34,265	3,862,008

First Financial Bancorp	135,954	3,294,166

First Interstate BancSystem, Inc., Class A	127,615	4,932,320

International Bancshares Corp.	83,563	3,823,843

OceanFirst Financial Corp.	203,268	4,319,445

Pacific Premier Bancorp, Inc.	137,124	4,327,634

Piper Sandler Cos.	34,072	4,435,834

PJT Partners, Inc., Class A	36,321	2,676,495

Selective Insurance Group, Inc.[1]	65,075	5,766,296

Stifel Financial Corp.	61,835	3,609,309

	Shares	Value

Walker & Dunlop, Inc.	54,280	$4,259,894

WesBanco, Inc.	68,733	2,541,746

Total Financials		71,742,636

Health Care - 11.2%

Albireo Pharma, Inc.*	119,200	2,575,912

Arcutis Biotherapeutics, Inc.*	169,827	2,513,440

BioCryst Pharmaceuticals, Inc.*,1	207,809	2,385,647

Integer Holdings Corp.*,1	51,449	3,522,199

Ligand Pharmaceuticals, Inc.*	27,445	1,833,326

NeoGenomics, Inc.*	309,348	2,858,376

OmniAb, Inc.*	135,707	488,545

OmniAb, Inc.*,2,3	10,502	0

OmniAb, Inc.*,2,3	10,502	0

SeaSpine Holdings Corp.*	383,738	3,204,212

Supernus Pharmaceuticals, Inc.*	115,006	4,102,264

Tenet Healthcare Corp.*	98,333	4,797,667

Total Health Care		28,281,588

Industrials - 15.0%

Atkore, Inc.*	30,306	3,437,307

CBIZ, Inc.*	99,304	4,652,392

Columbus McKinnon Corp.	102,102	3,315,252

Comfort Systems USA, Inc.	31,053	3,573,579

Herc Holdings, Inc.	21,360	2,810,335

Hillenbrand, Inc.	67,241	2,869,173

ICF International, Inc.	45,073	4,464,481

Primoris Services Corp.	123,020	2,699,059

RBC Bearings, Inc.*	14,615	3,059,650

Terex Corp.	85,160	3,638,035

UFP Industries, Inc.	41,387	3,279,920

Total Industrials		37,799,183

Information Technology - 4.5%

American Software, Inc., Class A	213,708	3,137,233

Power Integrations, Inc.	46,305	3,320,995

Silicon Laboratories, Inc.*,1	18,157	2,463,360

Viavi Solutions, Inc.*	221,560	2,328,596

Total Information Technology		11,250,184

Materials - 4.4%

Minerals Technologies, Inc.	43,121	2,618,307

Orion Engineered Carbons, S.A. (Luxembourg)	208,251	3,708,950

Schnitzer Steel Industries, Inc., Class A	67,510	2,069,182

Worthington Industries, Inc.[1]	54,218	2,695,177

Total Materials		11,091,616

The accompanying notes are an integral part of these financial statements.

13

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Real Estate - 10.3%

Agree Realty Corp., REIT	49,370	$3,501,814

Four Corners Property Trust, Inc., REIT [1]	151,003	3,915,508

Getty Realty Corp., REIT [1]	124,607	4,217,947

Independence Realty Trust, Inc., REIT	323,197	5,449,101

LXP Industrial Trust, REIT	172,384	1,727,288

STAG Industrial, Inc., REIT	94,640	3,057,818

Summit Hotel Properties, Inc., REIT	222,335	1,605,259

Xenia Hotels & Resorts, Inc., REIT	189,036	2,491,494

Total Real Estate		25,966,229

Utilities - 3.8%

IDACORP, Inc.	37,411	4,034,776

NorthWestern Corp.	52,943	3,141,638

Southwest Gas Holdings, Inc.	40,684	2,517,526

Total Utilities		9,693,940

Total Common Stocks
(Cost $224,336,717)		248,505,958

	Principal Amount

Short-Term Investments - 4.4%

Joint Repurchase Agreements - 3.4%[4]

Cantor Fitzgerald Securities, Inc., dated 12/30/22,due 01/03/23, 4.300% total to be received $2,004,257 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 01/15/23 - 11/20/72, totaling $2,043,366)	$2,003,300	2,003,300

Citadel Securities LLC, dated 12/30/22, due 01/03/23, 4.410% total to be received $2,004,282 (collateralized by various U.S. Treasuries, 0.125% - 6.250%, 04/15/23 - 11/15/52, totaling $2,044,367)	2,003,300	2,003,300

	Principal Amount	Value

Citigroup Global Markets, Inc., dated 12/30/22,due 01/03/23, 4.250% total to be received $420,901 (collateralized by various U.S. Treasuries, 0.000% - 4.500%, 04/11/23 - 10/31/29, totaling $429,116)	$420,702	$420,702

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $2,004,241 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $2,043,341)	2,003,275	2,003,275

RBC Dominion Securities, Inc., dated 12/30/22,due 01/03/23, 4.300% total to be received $2,004,232 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.000%, 09/01/24 - 10/20/52, totaling $2,043,341)	2,003,275	2,003,275

Total Joint Repurchase Agreements		8,433,852

Repurchase Agreements - 1.0%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $2,574,186 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $2,624,509)	2,573,000	2,573,000

Total Short-Term Investments
(Cost $11,006,852)		11,006,852

Total Investments - 103.0%
(Cost $235,343,569)		259,512,810

Other Assets, less Liabilities - (3.0)%		(7,601,504)

Net Assets - 100.0%		$251,911,306

*	Non-income producing security.

[1]

Some of these securities, amounting to $18,116,821 or 7.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Security’s value was determined by using significant unobservable inputs.

[3]

These securities are restricted and are not available for re-sale. Ligand Pharmaceuticals, Inc. (“Ligand”) completed a spin-off of OmniAb, Inc on November 2,2022. Ligand shareholders received OmniAb common stock and two new holdings of OmniAb earn-out shares. The market value of OmniAb common stock and earn-out shares were $327,055 and $0, respectively on the date of the spin-off, which equates to $2.41 and $0 per share, respectively. At December 31, 2022, the cost of OmniAb, Inc. common shares was $576,806 and market value was $488,545 which equates to less than 1% of net assets. For each holding of OmniAb earn-out shares the cost was $19,190 and the market value of each was $0 which has no impact on total net assets. The total value of restricted securities held is $0, which represents 0% of net assets.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks

Financials	$71,742,636	—	—	$71,742,636

Industrials	37,799,183	—	—	37,799,183

Health Care	28,281,588	—	$0	28,281,588

Real Estate	25,966,229	—	—	25,966,229

Consumer Discretionary	25,148,227	—	—	25,148,227

Energy	13,871,876	—	—	13,871,876

Information Technology	11,250,184	—	—	11,250,184

Materials	11,091,616	—	—	11,091,616

Utilities	9,693,940	—	—	9,693,940

Communication Services	6,988,649	—	—	6,988,649

Consumer Staples	6,671,830	—	—	6,671,830

Short-Term Investments

Joint Repurchase Agreements	—	$8,433,852	—	8,433,852

Repurchase Agreements	—	2,573,000	—	2,573,000

Total Investments in Securities	$248,505,958	$11,006,852	$0	$259,512,810

At December 31, 2022, the Level 3 common stocks were received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs, which generated a change in unrealized depreciation of $38,380.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3. The Fund did not have any purchases and sales of Level 3 securities for the same period.

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2022, AMG GW&K Small/Mid Cap Fund (the “Fund”) Class I shares returned (18.01)%, compared to the Fund’s benchmark, the Russell 2500® Index (the “Index”), which returned (18.37)%.

It is starting to become an unwelcome tagline for this decade: 202x was a challenging year for investors to navigate. So far, each year in this nascent decade has been uncertain and confounding for investors. 2022 fit that mold as well, but this year the pain was felt in our wallets too as stocks and asset values of all kinds declined sharply. The Index dropped (18.37)% and finished just a bit above the lows it made in June and September. The simple mathematical determinants of stock prices tell us they can fall because investors: 1) lower their accepted valuation levels, 2) lower their earnings expectations, or 3) lower both. For 2022, reason number 1 was dominant for small/mid cap stocks as rising inflation and interest rates led to a significant de-rating in valuations. However, late in the year analysts began to more actively mark down earnings estimates as well. There were myriad factors contributing to the uncertainty and subsequent estimate revisions. A list of prominent factors would likely include changing consumer spending preferences (services versus goods), lower end demand in housing and other related industries, uncertainty about the duration of the U.S. Federal Reserve’s (the Fed) tightening campaign, lingering supply-chain challenges (inflation and availability), a very uncertain reopening in China, and Russia’s war on Ukraine. To keep investors more off balance, small-and mid-cap stocks rallied in the final quarter of the year. Short-term oriented investors will ask whether expectations have fallen enough for stocks to have bottomed. We are skeptical that anyone can answer this correctly with high confidence, so it may not be the best question to ponder to maximize long-term returns.

The Fund modestly outperformed the Index during the year. Within the benchmark, style factors indicated a preference for higher-quality attributes in the selloff of 2022. Broadly speaking, the lower quality the stock the more poorly it performed over the course of the year. This was most evident in characteristics such as low return-on-equity (ROE), non-earners, high beta, and negative equity, which all meaningfully underperformed the Index. During 2022, the benchmark had only one sector in positive territory, but it was a noteworthy one with energy up an impressive 50.0%. Utilities and consumer staples were next best sectors given their relatively stable cash flows, finishing down single digits. Five sectors dropped more than 25% on the year, each having significantly more exposure to the weaker factors mentioned above.

The relative outperformance of the Fund in 2022 came from a combination of allocation toward higher-quality companies and strong stock selection. On the factor side, averaging the allocation impact for the six quality factors we follow implies about 100 basis points of positive impact to relative performance. The impact was greater for earnings-specific factors. The good stock selection came prominently from health care, with three other sectors also making positive contributions. Health care benefited from an underweight to Biotechnology, but also suffered from an overweight in Life Science Tools & Service. While the health care portion of the benchmark dropped 28.2%, nine of our holdings were up on the year, of which Biohaven Pharmaceutical Holding Co. Ltd. and Horizon Therapeutics PLC were the beneficiaries of takeout bids. The remaining seven are still in the Fund and each finished in the black based on improved long-term cash flow outlooks. The Fund also had its share of weaker performers, led by information technology, financials, and energy. Within information technology, we had two holdings with weakening fundamentals—Cerence Inc. and Rapid7, Inc.—which were responsible for about half the relative loss. Cerence was sold during the period. The financials sector was hit mostly by two poorly performing Bank holdings—Signature Bank and Western Alliance Bancorp. The Fund continued to be underweight energy, which drove the majority of sector underperformance.

Whether the September lows for the Index turn out to be THE lows or not will depend on the answers to several other important and complex questions. It appears that inflation has peaked, but will the stickiest elements (especially labor costs) recede quickly enough for the Fed to pause their interest rate increases and avoid further compression of end demand and corporate profits? Is there some part of our economic system that “breaks” due to the dramatic tightening actions of the Fed and other central banks? Will China’s new COVID policies result in a public health policy challenge that lasts months or much longer? Could more strains emerge that defy current vaccines? Finally, is there an acceptable end game for Russia’s war against Ukraine, or is there a further serious escalation? Instead of trying to correctly answer all these questions, a fool’s errand if there ever was one, we think it is best to focus on what opportunities exist today in the small and mid-cap market. Two years ago, investors were convinced energy stocks were a black hole while Amazon and Tesla would grow to the sky. Since then, small/mid cap energy stocks are up 172% while Amazon and Tesla are off their highs for the year by (40)% or more. What do investors collectively think they know with high confidence today? Which stocks in the Index and in our Fund reflect excessive optimism? What segments of the market are investors too fearful to own? Fear today can often be the fuel for tomorrow’s returns. Sometimes, that tomorrow can be slower than we would like to arrive. We believe our best course is to continue to look for stocks priced at reasonable valuations relative to the strength of their long-term business outlook. And be patient. The 2020s still have seven more years to go.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

16

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30, 2015, to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31, 2022.

Average Annual Total Returns[1]	One Year		Five Years	Since Inception	Inception Date

AMG GW&K Small/Mid Cap Fund2, [3,4,5,6,7,8]

Class N	(18.15%	)	8.70%	9.01%	02/24/17

Class I	(18.01%	)	8.88%	7.59%	06/30/15

Class Z	(17.94%	)	8.98%	9.28%	02/24/17

Russell 2500® Index[9]	(18.37%	)	5.89%	7.27%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and

    capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[9] The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

17

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	19.3

Health Care	17.2

Consumer Discretionary	13.7

Information Technology	13.2

Financials	11.6

Real Estate	6.4

Materials	6.1

Consumer Staples	5.1

Energy	4.1

Utilities	2.3

Short-Term Investments	2.2

Other Assets, less Liabilities	(1.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Horizon Therapeutics Plc	2.4

BJ’s Wholesale Club Holdings, Inc.	2.1

Manhattan Associates, Inc.	1.9

Nordson Corp.	1.8

Ingersoll Rand, Inc.	1.8

Voya Financial, Inc.	1.7

RBC Bearings, Inc.	1.7

Booz Allen Hamilton Holding Corp.	1.7

Performance Food Group Co.	1.6

Element Solutions, Inc.	1.6

Top Ten as a Group	18.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments December 31, 2022

	Shares	Value

Common Stocks - 99.0%

Consumer Discretionary - 13.7%

Bright Horizons Family Solutions, Inc.*	45,269	$2,856,474

Burlington Stores, Inc.*	36,579	7,416,758

Carter’s, Inc.[1]	72,127	5,381,395

Cavco Industries, Inc.*	32,730	7,405,163

Dorman Products, Inc.*	71,359	5,770,802

Five Below, Inc.*	50,431	8,919,731

Gentherm, Inc.*	81,254	5,305,074

Grand Canyon Education, Inc.*	38,915	4,111,759

Krispy Kreme Inc.	179,515	1,852,595

Lithia Motors, Inc., Class A	32,158	6,584,029

Polaris, Inc.	73,981	7,472,081

Texas Roadhouse, Inc.	96,061	8,736,748

Vail Resorts, Inc.	22,278	5,309,961

Total Consumer Discretionary		77,122,570

Consumer Staples - 5.1%

BJ’s Wholesale Club Holdings, Inc.*	176,461	11,674,659

Lancaster Colony Corp.	41,951	8,276,932

Performance Food Group Co.*	153,727	8,976,120

Total Consumer Staples		28,927,711

Energy - 4.1%

ChampionX Corp.	121,726	3,528,837

Magnolia Oil & Gas Corp., Class A	248,661	5,831,100

Ovintiv, Inc.	108,670	5,510,656

ProPetro Holding Corp.*	272,233	2,823,056

SM Energy Co.	149,136	5,194,407

Total Energy		22,888,056

Financials - 11.6%

Artisan Partners Asset Management, Inc., Class A	65,869	1,956,309

Atlantic Union Bankshares Corp.	178,251	6,263,740

Glacier Bancorp, Inc.	95,590	4,724,058

Kinsale Capital Group, Inc.	30,957	8,095,875

MarketAxess Holdings, Inc.	17,880	4,986,553

Pinnacle Financial Partners, Inc.	119,611	8,779,447

Piper Sandler Cos.	56,761	7,389,715

Signature Bank	45,230	5,211,401

Voya Financial, Inc.[1]	158,232	9,729,686

Western Alliance Bancorp.	135,458	8,067,878

Total Financials		65,204,662

Health Care - 17.2%

Acadia Healthcare Co., Inc.*	88,572	7,291,247

Azenta, Inc.	55,756	3,246,114

	Shares	Value

Bio-Rad Laboratories, Inc., Class A*	16,516	$6,944,813

Catalent, Inc.*	144,812	6,517,988

Globus Medical, Inc., Class A*	111,701	8,296,033

Halozyme Therapeutics, Inc.*	122,565	6,973,949

Hologic, Inc.*	72,878	5,452,003

Horizon Therapeutics PLC.*	117,816	13,407,461

Integer Holdings Corp.*,1	75,174	5,146,412

Intra-Cellular Therapies, Inc.*	104,835	5,547,868

Jazz Pharmaceuticals PLC (Ireland)*	49,042	7,812,881

Molina Healthcare, Inc.*	19,972	6,595,154

Neurocrine Biosciences, Inc.*	74,284	8,872,481

Syneos Health, Inc.*	55,502	2,035,813

Vericel Corp.*	120,002	3,160,853

Total Health Care		97,301,070

Industrials - 19.3%

Atkore, Inc.*	57,079	6,473,900

Booz Allen Hamilton Holding Corp.	89,243	9,327,678

Columbus McKinnon Corp.	139,363	4,525,117

Comfort Systems USA, Inc.	65,293	7,513,919

Exponent, Inc.	62,901	6,232,860

Federal Signal Corp.	173,006	8,039,589

Gates Industrial Corp. PLC*	502,820	5,737,176

Gibraltar Industries, Inc.*	118,685	5,445,268

Hexcel Corp.	107,305	6,314,899

Ingersoll Rand, Inc.	191,457	10,003,628

Lincoln Electric Holdings, Inc.	51,497	7,440,802

Nordson Corp.	42,743	10,160,866

RBC Bearings, Inc.*	44,952	9,410,701

Schneider National, Inc., Class B	159,069	3,722,215

The Toro Co.	74,972	8,486,830

Total Industrials		108,835,448

Information Technology - 13.2%

Cognex Corp.	173,369	8,167,414

CyberArk Software, Ltd. (Israel)*	49,223	6,381,762

Entegris, Inc.	90,824	5,957,146

Globant SA (Uruguay)*	46,729	7,857,949

HubSpot, Inc.*	25,075	7,249,935

Manhattan Associates, Inc.*	88,040	10,688,056

Paylocity Holding Corp.*	41,241	8,011,477

Power Integrations, Inc.	56,542	4,055,192

Rapid7, Inc.*	88,426	3,004,715

Silicon Laboratories, Inc.*	48,787	6,618,932

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 13.2% (continued)

Zebra Technologies Corp., Class A*	24,728	$6,340,506

Total Information Technology		74,333,084

Materials - 6.1%

AptarGroup, Inc.	35,988	3,957,960

Eagle Materials, Inc.	61,723	8,199,900

Element Solutions, Inc.	492,968	8,967,088

Quaker Chemical Corp.[1]	34,374	5,737,021

RPM International, Inc.	80,166	7,812,177

Total Materials		34,674,146

Real Estate - 6.4%

Agree Realty Corp., REIT	96,226	6,825,310

Easterly Government Properties, Inc., REIT [1]	304,612	4,346,813

EastGroup Properties, Inc., REIT	38,558	5,708,898

National Storage Affiliates Trust, REIT	82,819	2,991,422

Physicians Realty Trust, REIT	325,932	4,716,236

Summit Hotel Properties, Inc., REIT	457,668	3,304,363

Sun Communities, Inc., REIT	57,994	8,293,142

Total Real Estate		36,186,184

Utilities - 2.3%

IDACORP, Inc.	68,498	7,387,509

Portland General Electric Co.[1]	115,069	5,638,381

Total Utilities		13,025,890

Total Common Stocks
(Cost $533,089,996)		558,498,821

	Principal Amount

Short-Term Investments - 2.2%

Joint Repurchase Agreements - 1.7%[2]

Cantor Fitzgerald Securities, Inc., dated 12/30/22, due 01/03/23, 4.300% total to be received $2,268,884 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 01/15/23 - 11/20/72, totaling $2,313,156)	$2,267,800	2,267,800

	Principal Amount	Value

Citadel Securities LLC, dated 12/30/22, due 01/03/23, 4.410% total to be received $2,268,911 (collateralized by various U.S. Treasuries, 0.125% - 6.250%, 04/15/23 - 11/15/52, totaling $2,314,289)	$2,267,800	$2,267,800

Citigroup Global Markets, Inc., dated 12/30/22, due 01/03/23, 4.250% total to be received $476,555 (collateralized by various U.S. Treasuries, 0.000% - 4.500%, 04/11/23 - 10/31/29, totaling $485,857)	476,330	476,330

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $2,268,900 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $2,313,162)	2,267,806	2,267,806

RBC Dominion Securities, Inc., dated 12/30/22, due 01/03/23, 4.300% total to be received $2,268,890 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.000%, 09/01/24 - 10/20/52, totaling $2,313,162)	2,267,806	2,267,806

Total Joint Repurchase Agreements		9,547,542

Repurchase Agreements - 0.5%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $2,762,273 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $2,816,240)	2,761,000	2,761,000

Total Short-Term Investments
(Cost $12,308,542)		12,308,542

Total Investments - 101.2%
(Cost $545,398,538)		570,807,363

Other Assets, less Liabilities - (1.2)%		(6,653,243)

Net Assets - 100.0%		$564,154,120

*	Non-income producing security.

[1]

Some of these securities, amounting to $29,481,147 or 5.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$558,498,821	—	—	$558,498,821

Short-Term Investments

Joint Repurchase Agreements	—	$9,547,542	—	9,547,542

Repurchase Agreements	—	2,761,000	—	2,761,000

Total Investments in Securities	$558,498,821	$12,308,542	—	$570,807,363

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

21

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2022, AMG GW&K Global Allocation Fund (the “Fund”) Class N shares returned (20.04)%, compared to the (17.22)% return for its blended benchmark which consists of 60% the MSCI All Country World (ACWI) Index (“MSCI ACWI Index”) and 40% the Bloomberg Barclays Global Aggregate Bond Index.

ASSET ALLOCATION

The asset allocation framework for the Fund continues to favor equities over fixed income. At the end of the year, the equity/fixed income asset allocation stood at 65%/35%, where it has remained since early March 2022. For the full year, the 60% MSCI ACWI Index/40% Barclays Global Aggregate Index benchmark lost (17.22)% following the sharp weakness of equity and bond markets in the first three quarters of 2022. The current very modest tilt toward equities reflects our judgment that global equities should outperform global fixed income over the coming quarters, albeit with significant volatility along the way.

The continued tilt toward equities is based on both quantitative and qualitative judgments. First, relative asset-class valuations continue to support a significant allocation to equities, despite the rise in most developed market government bond yields last year. Second, we expect the global economy to continue to expand for the next several years, although recession risks are significant for both the U.S. and Europe. Inflation continues to be a challenge for global central banks, with the U.S. Federal Reserve (the Fed) projecting that it will hike the upper range of the Fed funds rate to 5.25% by the end of this year compared to its current level of 4.5%. With the exception of the Bank of Japan and the People’s Bank of China, most other major central banks are also hiking rates to curb inflation. Rising rates provided headwinds to global equity and bond markets last year. Fortunately, those headwinds appear to be moderating as reflected in softer inflation reports and more resilient growth reports in recent months in both the U.S. and Europe. Notably, recession fears for Europe have started to ease in response to an 80% drop in natural gas prices since last August thanks to warm weather and aggressive efforts to diversify gas supplies away from Russia. China is also expected to post stronger growth this year thanks to policy support and a recent pivot away from extreme COVID suppression measures. In short, we remain cautiously optimistic that the global economy has sufficient momentum to continue to expand despite higher rates and that a positive tailwind of corporate earnings growth should still favor equities over fixed income.

A key valuation metric for global equities is the Long-term Earnings Yield MSCI ACWI. That stood at 5.1% at the end of 2022, and is based on the inverse of the corresponding Shiller Price/Earning (PE) ratio of 19.6 times. By way of comparison, the Long-term Earnings Yield of MSCI ACWI has averaged 5.1% since 2005, corresponding to an average Shiller PE ratio of 19.8 times. Those figures suggest that equities fairly valued relative to their own history.

For asset allocation purposes, however, a relevant comparison of the Long-term Earnings Yield is to the real yield of U.S. Treasuries. At the end of September, the yield on 10-Year US Treasury Inflation-Protected Securities (TIPS) stood at 1.6%. The gap between the Long-term Earnings Yield of 5.1 for global equities and 1.6% for TIPS securities suggests the potential for global equities to outperform bonds by about 3.5% per annum in inflation-adjusted terms over the next five-to-ten years.

In short, investors continue to have reasonable incentive to favor equities over fixed income, notwithstanding the potential for greater volatility in equities. Key risks would be if the ongoing expansion that is evident in global economic data gives way to pronounced weakness or if major central banks significantly accelerate their rate hiking agendas beyond what is currently priced into markets. Those risks will be monitored carefully, but we currently view such risks to be sufficiently discounted by markets to justify a significant tilt toward equities.

EQUITY

It was a disappointing year for global equity markets as Russia invaded Ukraine amid a challenging inflationary backdrop and the long-awaited liftoff in U.S. interest rates. Markets finished off the lows, however, thanks to a fourth-quarter rally prompted by softer inflation readings in several countries, receding energy shortage fears in Europe, and the abrupt end to China’s zero-COVID policy. The MSCI ACWI Index declined (18.4)%, with all regions down on the year. Sector performance was broadly negative, aside from energy which rose sharply on surging crude oil and gas prices. The U.S. dollar gained 7.9%, as the Fed aggressively tightened monetary policy.

The Fund’s equity sleeve underperformed the benchmark during the year. Stock selection in the health care and information technology (IT) sectors were main detractors, along with an overweight allocation to the underperforming consumer discretionary sector, though strong stock selection more than offset this allocation impact. Two U.S. holdings were the main culprits within health care. Avantor, Inc., a Biopharma and healthcare supplier, was plagued by some headwinds that are non-core to their fundamentals such as China lockdowns, foreign currency headwinds, and fading COVID tailwinds. IDEXX Laboratories, Inc., a leader in companion animal health diagnostics, experienced slowing growth against tough comparisons and its relatively high multiple contracted due to higher U.S. interest rates. Within technology two European holdings and one U.S. were the main detractors. Payment processing companies Adyen N.V. (Netherlands) and PayPal, Inc. (U.S.) were victims of the selloff in high multiple growth stocks, and in the case of Paypal disappointing earnings results also weighed on the stock. Paypal was sold during the period. Halma PLC (UK), a company focused on safety and environmental products, returned (45)% despite reporting solid results throughout the year.

Consumer discretionary was by far the top contributing sector, due entirely to stock selection, mostly in China. Trip.com Group Ltd., Yum China Holding, Inc. and H World Group Ltd. all rallied towards the end of the year as the market began to price in the benefits these travel and restaurant-oriented companies will enjoy as China moves away from a zero-COVID policy and begins to reopen their economy.

On a geographic level, Asia, most notably China, was the equity sleeve’s top regional contributor due entirely to stock selection, (key contributors noted above) while the overweight allocation was a very modest drag. India also contributed to results, due to a combination of allocation and security selection; the Indian market held up well with only an (8.0)% decline and the Fund’s holdings delivered a positive return of 3%.

Western Europe and North America were the two biggest detractors. In addition to the detractors mentioned above Infineon Technologies AG (Germany) and Goosehead Insurance, Inc. (U.S.) were also weak. Goosehead was sold during the period. Semiconductor stocks in general were weak on concerns related to excess inventory from over ordering while higher rates impacted the homeowners and auto insurance business at Goosehead.

22

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

“The only function of economic forecasting is to make astrology look respectable.” This quote is attributed to Ezra Solomon in a 1985 Readers’ Digest piece, as noted by Bloomberg in “What Will Happen in 2023: All the Latest Predictions for Next Year.” The same can obviously be said for market forecasting, so we will refrain from making any bold 2023 predictions. Strategists’ views vary, but many are calling for relatively better results in Asia thanks to China’s zero-COVID pivot and renewed focus on economic expansion, a mild economic and earnings recession in the U.S., and a demanding year for Europe, which is still facing energy security risks but should also benefit from policy changes in China. What we do know is that equities have proven resilient over the long-term, despite some notable bouts of macro weakness and market volatility. Regardless of how the numerous forecasts play out this year, our focus will remain on finding good companies that can adeptly manage various business cycles, particularly those that are the most challenging.

FIXED INCOME

For 2022, the fixed income sleeve finished ahead of its benchmark. Currency effect was the largest positive contributor to relative performance as the

Fund’s holdings are primarily dollar-denominated during a period when the dollar depreciated. Our overweight to U.S. rates was the largest detractor for the year amid the sharp selloff in U.S. rates. Our overweight to U.S. markets and overweight to spread product also detracted. This was somewhat offset by our overweight to higher coupon mortgage-backed securities (MBS) within securitized as well as our allocation and selection within Government-Related. Security selection within corporates had minimal impact.

The disconnect between the Fed’s projections and market pricing has widened following the most recent Summary of Economic Projections (SEP). The median estimate of Federal Open Market Committee (FOMC) participants for the overnight rate at the end of 2023 is 5.125%, up from 4.625% in September; the Fed funds futures market sees a terminal rate of nearly 5.00% in June of 2023 and then two cuts by year end. There has also been a small but not insignificant chorus of economists calling for the FOMC to raise its target inflation to 3% from 2%, prompting objections that this would undermine the Fed’s hard-earned credibility. These are just two sources of tension in the rates market, and their resolution could have significant implications for both the level and the shape of the yield curve. We don’t believe investors are being sufficiently compensated for these risks. Our fundamental view of credit is broadly constructive, and we believe balance sheets in general are sound and liquidity is sufficient. But we recognize the potential for macroeconomic forces to alter this landscape and we don’t believe all these risks are adequately reflected in valuations. Within the space, we see the best value at the front end, where higher quality credits in less rate-sensitive sectors offer attractive yields and compelling breakevens. We have also been able to identify names that we believe can improve their credit profiles independently of a challenging macro backdrop. In the mortgage sector, we believe the benefits of lower originations and potentially lower rate volatility are offset by event risks surrounding quantitative tightening and middling spread levels.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2022, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

23

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Global Allocation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Global Allocation Fund’s Class N shares on December 31, 2012, to a $10,000 investment made in the 60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indexes exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Global Allocation Fund and the 60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index for the same time periods ended December 31, 2022.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG GW&K Global Allocation Fund2, [3,4,5,6,7,8,9,10,11,12]

Class N	(20.04%)	2.04%	5.79%

Class I	(19.91%)	2.20%	5.97%

Class Z	(19.85%)	2.30%	6.06%

60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index13, [14]	(17.22%)	2.79%	4.81%

MSCI ACWI Index [13]	(18.36%)	5.23%	7.98%

Bloomberg Global Aggregate Bond Index[14]	(16.25%)	(1.66%)	(0.44%)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2022. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  As of April 17, 2020, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to April 17, 2020, the Fund was known as the AMG Chicago Equity Partners Balanced Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to April 17, 2020 reflects the performance and investment strategies of the Fund’s previous subadvisor, Chicago Equity Partners, LLC. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[9]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

24

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

[10] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[11] The Fund’s investments may not be allocated in the best performing asset classes.

[12] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[13] The MSCI All Country World Index (ACWI) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the ACWI is unmanaged, is not available for investment and does not incur expenses.

[14] The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the Bloomberg Global Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited. All holdings and sector/region allocations are subject to review and adjustment in accordance with the Portfolio’s investment strategy and may vary in the future, and should not be considered recommendations to buy or sell any security.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

25

AMG GW&K Global Allocation Fund Fund Snapshots (unaudited) December 31, 2022

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	15.1

Industrials	14.5

U.S. Government and Agency Obligations	13.3

Information Technology	13.2

Financials	10.4

Health Care	9.3

Foreign Government Obligations	8.1

Energy	4.4

Communication Services	3.6

Utilities	2.8

Real Estate	1.9

Municipal Bonds	0.9

Short-Term Investments	4.4

Other Assets, less Liabilities	(1.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

UnitedHealth Group, Inc.	3.7

The Charles Schwab Corp.	2.9

Hess Corp.	2.6

AIA Group, Ltd. (Hong Kong)	2.4

NextEra Energy, Inc.	2.3

Infineon Technologies AG (Germany)	2.3

HDFC Bank, Ltd., ADR (India)	2.2

H World Group Ltd., ADR (China)	2.2

STERIS PLC	2.2

Yum China Holdings, Inc. (China)	2.1

Top Ten as a Group	24.9

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	39.2

Aaa/AAA	13.6

Aa/AA	14.5

A	3.0

Baa/BBB	19.6

Ba/BB	9.1

B	1.0

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

26

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments December 31, 2022

	Shares	Value

Common Stocks - 63.6%

Communication Services - 3.6%

Alphabet, Inc., Class A*	9,520	$839,950

Tencent Holdings, Ltd. (China)	14,600	619,045

Total Communication Services		1,458,995

Consumer Discretionary - 15.1%

Alibaba Group Holding, Ltd. (China)*	52,500	576,078

Amazon.com, Inc.*	6,633	557,172

H World Group Ltd., ADR (China)	21,035	892,305

JD.com, Inc., Class A (China)	880	24,567

LVMH Moet Hennessy Louis Vuitton SE (France)	919	668,750

MakeMyTrip, Ltd. (India)*	30,251	834,020

Moncler SpA (Italy)[1]	12,596	669,312

Sands China, Ltd. (Macau)*	85,600	280,788

Trip.com Group, Ltd. (China)*	24,100	831,199

Yum China Holdings, Inc. (China)	15,700	876,686

Total Consumer Discretionary		6,210,877

Energy - 4.4%

Canadian Natural Resources, Ltd. (Canada)[1]	13,046	724,467

Hess Corp.	7,620	1,080,669

Total Energy		1,805,136

Financials - 7.5%

AIA Group, Ltd. (Hong Kong)	88,500	977,340

The Charles Schwab Corp.	14,103	1,174,216

HDFC Bank, Ltd., ADR (India)	13,494	923,125

Total Financials		3,074,681

Health Care - 9.3%

Avantor, Inc.*	32,300	681,207

IDEXX Laboratories, Inc.*	1,763	719,233

STERIS PLC	4,807	887,805

UnitedHealth Group, Inc.	2,881	1,527,449

Total Health Care		3,815,694

Industrials - 6.2%

Casella Waste Systems, Inc., Class A*	8,807	698,483

MISUMI Group, Inc. (Japan)	30,650	666,157

TransDigm Group, Inc.	964	606,982

Union Pacific Corp.	2,800	579,796

Total Industrials		2,551,418

Information Technology - 13.2%

Adyen, N.V. (Netherlands)*,2	518	719,113

Black Knight, Inc.*	11,918	735,937

Halma PLC (United Kingdom)	28,111	669,462

Infineon Technologies AG (Germany)	30,707	933,245

	Shares	Value

Mastercard, Inc., Class A	2,503	$870,368

Microsoft Corp.	3,361	806,035

Taiwan Semiconductor Manufacturing Co., Ltd. ADR, Sponsored ADR (Taiwan)	9,221	686,872

Total Information Technology		5,421,032

Real Estate - 1.9%

American Tower Corp., REIT	3,725	789,179

Utilities - 2.4%

NextEra Energy, Inc.	11,509	962,152

Total Common Stocks
(Cost $20,256,428)		26,089,164

	Principal Amount

Corporate Bonds and Notes - 11.6%

Financials - 2.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$280,000	258,272

Aircastle, Ltd. (Bermuda) 5.250%, 08/11/25[2]	91,000	87,518

American Tower Corp. 2.750%, 01/15/27	160,000	145,042

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[3,4]	50,000	41,009

Citigroup, Inc.
(3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[3,4,5]	85,000	72,463

First-Citizens Bank & Trust Co. 6.125%, 03/09/28	78,000	79,269

Landwirtschaftliche Rentenbank, EMTN (Germany)
1.750%, 01/14/27	175,000	159,095

MetLife, Inc.
Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,3,4,5]	163,000	151,386

SBA Communications Corp.
3.875%, 02/15/27	52,000	46,983

Sprint Capital Corp.
6.875%, 11/15/28	60,000	62,276

Truist Financial Corp.
Series N, (4.800% to 09/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.003%), 4.800%, 09/01/24[3,4,5]	106,000	95,427

Total Financials		1,198,740

Industrials - 8.3%

AECOM
5.125%, 03/15/27	56,000	53,900

The accompanying notes are an integral part of these financial statements.

27

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 8.3% (continued)

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[2]	$200,000	$177,432

Amazon.com, Inc.
4.600%, 12/01/25[1]	123,000	122,697

Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	72,000	64,362

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.250%, 09/01/28[1,2]	185,000	157,147

AT&T, Inc.
4.300%, 12/15/42	96,000	78,758

Ball Corp.
4.875%, 03/15/26	71,000	68,773

The Boeing Co.
5.805%, 05/01/50	32,000	29,670

Callon Petroleum Co.
6.375%, 07/01/26	147,000	137,011

Centene Corp.
2.500%, 03/01/31	51,000	39,906
3.375%, 02/15/30[1]	39,000	32,969

Cisco Systems, Inc.
5.500%, 01/15/40	58,000	60,355

Cogent Communications Group, Inc.
3.500%, 05/01/26[2]	68,000	61,774

Crown Americas LLC/Crown Americas Capital Corp. V
4.250%, 09/30/26[1]	54,000	51,493

Dell, Inc.
7.100%, 04/15/28	65,000	69,313

Delta Air Lines, Inc.
7.375%, 01/15/26[1]	70,000	71,522

Embraer Netherlands Finance BV (Netherlands)
5.050%, 06/15/25	135,000	131,019

HB Fuller Co.
4.250%, 10/15/28	74,000	65,490

HCA, Inc.
3.500%, 09/01/30	67,000	57,786

KB Home
4.000%, 06/15/31[1]	48,000	38,585

Kinder Morgan, Inc.
4.300%, 06/01/25	146,000	143,180

Kraft Heinz Foods Co.
4.375%, 06/01/46	71,000	57,695

Lamar Media Corp.
3.750%, 02/15/28	64,000	57,287

MEG Energy Corp. (Canada)
5.875%, 02/01/29[2]	52,000	49,037

Microsoft Corp.
2.525%, 06/01/50	55,000	36,193

	Principal Amount	Value

Murphy Oil Corp.
6.375%, 07/15/28[1]	$90,000	$86,629

Murphy Oil USA, Inc.
5.625%, 05/01/27	57,000	55,348

Nestle Holdings, Inc.
1.000%, 09/15/27[2]	275,000	232,986

Newell Brands, Inc.
4.450%, 04/01/26[6]	64,000	60,211

NuStar Logistics LP
5.750%, 10/01/25	80,000	76,907

Oracle Corp.
2.800%, 04/01/27	161,000	146,509

Pernod Ricard International Finance LLC
1.250%, 04/01/28[2]	250,000	206,300

Silgan Holdings, Inc.
4.125%, 02/01/28	69,000	63,836

SK Hynix, Inc. (South Korea)
2.375%, 01/19/31[2]	200,000	146,633

Smith & Nephew PLC (United Kingdom)
2.032%, 10/14/30[1]	107,000	83,634

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands)
3.150%, 10/01/26	69,000	60,340

Travel + Leisure Co.
5.650%, 04/01/24[6]	56,000	55,157

United Rentals North America, Inc.
3.875%, 02/15/31	56,000	46,944

Verizon Communications, Inc.
3.875%, 02/08/29[1]	54,000	50,666

Walmart, Inc.
4.050%, 06/29/48	50,000	44,373

Western Digital Corp.
4.750%, 02/15/26	48,000	45,203

Yum! Brands, Inc.
3.625%, 03/15/31	43,000	36,055

Total Industrials		3,411,085

Utilities - 0.4%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[3,4,5]	131,000	114,625

Northern States Power Co.
2.900%, 03/01/50	63,000	43,090

Total Utilities		157,715

Total Corporate Bonds and Notes
(Cost $5,417,510)		4,767,540

Municipal Bonds - 0.9%

California State General Obligation, School Improvements Build America Bonds, 7.550%, 04/01/39	60,000	75,098

The accompanying notes are an integral part of these financial statements.

28

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 0.9% (continued)

JobsOhio Beverage System
Series B, 4.532%, 01/01/35	$130,000	$125,402

Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	85,000	88,789

New Jersey Transportation Trust Fund Authority
Series C, 5.754%, 12/15/28	90,000	90,672

Total Municipal Bonds
(Cost $460,225)		379,961

U.S. Government and Agency Obligations - 13.3%

Fannie Mae - 4.5%

FNMA
3.000%, 10/01/37 to 01/01/38	179,589	166,640
4.000%, 11/01/44 to 02/01/50	636,758	608,622
4.500%, 09/01/46 to 02/01/49	365,321	360,970
5.000%, 08/01/49	259,414	261,108
5.500%, 02/01/37	4,970	5,074

FNMA Pool
3.500%, 05/01/52	479,755	442,829

Total Fannie Mae		1,845,243

Freddie Mac - 0.8%

FHLMC Gold Pool
3.000%, 02/01/38	74,068	68,330

FHLMC Pool
4.500%, 07/01/44	253,776	249,489

Total Freddie Mac		317,819

U.S. Treasury Obligations - 8.0%

U.S. Treasury Bonds
2.250%, 05/15/41 to 02/15/52	881,000	618,952
3.000%, 11/15/44 to 02/15/49	431,000	355,205
4.375%, 02/15/38	527,000	551,765
4.500%, 08/15/39	492,000	521,693

U.S. Treasury Notes
1.500%, 02/15/30	448,000	381,780
2.250%, 02/15/27	364,000	338,733
2.875%, 05/15/32	590,000	543,722

Total U.S. Treasury Obligations		3,311,850

Total U.S. Government and Agency Obligations
(Cost $5,875,460)		5,474,912

Foreign Government Obligations - 8.1%

African Development Bank (Côte d’Ivoire) Series GDIF
0.875%, 03/23/26[1]	135,000	120,715

Agence Francaise de Developpement (France)
0.625%, 01/22/26	200,000	177,890

Asian Development Bank (Philippines)
1.750%, 09/19/29	165,000	142,006

BNG Bank, N.V. (Netherlands)
0.875%, 05/18/26[2]	200,000	177,581

	Principal Amount	Value

European Investment Bank (Luxembourg)
0.625%, 10/21/27[1]	$122,000	$103,484

Finland Government International Bond (Finland)
0.875%, 05/20/30[2]	200,000	158,490

Inter-American Development Bank
4.375%, 01/24/44	310,000	303,541

International Bank for Reconstruction & Development Series GDIF
3.125%, 11/20/25	275,000	265,672

International Finance Corp.
2.125%, 04/07/26	160,000	149,412

Japan Finance Organization for Municipalities (Japan)
1.000%, 05/21/25[2]	300,000	274,041

Kingdom of Belgium Government International Bond (Belgium)
1.000%, 05/28/30	200,000	159,139

Kommunalbanken A.S. (Norway)
1.125%, 10/26/26[2]	200,000	177,125

The Korea Development Bank (South Korea)
0.500%, 10/27/23	299,000	288,791
1.375%, 04/25/27	200,000	172,906

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden, N.V. (Netherlands)
0.875%, 06/15/26	300,000	265,733

Philippine Government International Bond (Philippines)
1.648%, 06/10/31	200,000	159,535

Province of Ontario Canada (Canada)
1.050%, 05/21/27[1]	151,000	130,918

Province of Quebec Canada (Canada)
1.350%, 05/28/30	123,000	99,634

Total Foreign Government Obligations
(Cost $3,847,388)		3,326,613

Short-Term Investments - 4.4%

Joint Repurchase Agreements - 3.4%[7]

National Bank Financial, dated 12/30/22, due 01/03/23, 4.340% total to be received $1,000,482 (collateralized by various U.S. Treasuries, 0.000% - 4.435%, 01/03/23 - 09/09/49, totaling $1,020,000)	1,000,000	1,000,000

Nomura Securities International, Inc., dated 12/30/22, due 01/03/23, 4.300% total to be received $405,232 (collateralized by various U.S. Government Agency Obligations, 1.973% - 9.000%, 02/01/23 - 07/01/60, totaling $413,139)	405,038	405,038

Total Joint Repurchase Agreements		1,405,038

The accompanying notes are an integral part of these financial statements.

29

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 1.0%

Fixed Income Clearing Corp., dated 12/30/22 due 01/03/23, 4.150% total to be received $381,176 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $388,645)	$381,000	$381,000

Total Short-Term Investments
(Cost $1,786,038)		1,786,038

Value

Total Investments - 101.9%
(Cost $37,643,049)	$41,824,228

Other Assets, less Liabilities - (1.9)%	(775,084)

Net Assets - 100.0%	$41,049,144

*	Non-income producing security.

[1]

Some of these securities, amounting to $1,896,239 or 4.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of these securities amounted to $2,625,177 or 6.4% of net assets.

[3]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.

[4]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[5]	Perpetuity Bond. The date shown represents the next call date.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR	American Depositary Receipt

CMT	Constant Maturity Treasury

EMTN	European Medium Term Note

FHLMC	Freddie Mac

FNMA	Fannie Mae

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

30

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Consumer Discretionary	$2,283,497	$3,927,380	—	$6,210,877

Information Technology	3,099,212	2,321,820	—	5,421,032

Health Care	3,815,694	—	—	3,815,694

Financials	2,097,341	977,340	—	3,074,681

Industrials	1,885,261	666,157	—	2,551,418

Energy	1,805,136	—	—	1,805,136

Communication Services	839,950	619,045	—	1,458,995

Utilities	962,152	—	—	962,152

Real Estate	789,179	—	—	789,179

Corporate Bonds and Notes†	—	4,767,540	—	4,767,540

Municipal Bonds†	—	379,961	—	379,961

U.S. Government and Agency Obligations†	—	5,474,912	—	5,474,912

Foreign Government Obligations†	—	3,326,613	—	3,326,613

Short-Term Investments

Joint Repurchase Agreements	—	1,405,038	—	1,405,038

Repurchase Agreements	—	381,000	—	381,000

Total Investments in Securities	$17,577,422	$24,246,806	—	$41,824,228

†

All corporate bonds and notes, municipal bonds, U.S. government and agency obligations, and foreign government obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at December 31, 2022, was as follows:

Country	% of Long-Term Investments

Belgium	0.4

Bermuda	0.2

Canada	2.5

China	9.5

Côte d’Ivoire	0.3

Finland	0.4

France	2.1

Germany	2.7

Hong Kong	2.4

India	4.4

Ireland	0.7

Italy	1.7

Japan	2.4

Luxembourg	0.3

Macau	0.7

Netherlands	3.8

Norway	0.4

Philippines	0.8

South Korea	1.5

Taiwan	1.7

United Kingdom	1.9

United States	59.2

100.0

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities December 31, 2022

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Global Allocation Fund

Assets:

Investments at value[1] (including securities on loan valued at $30,453,990, $18,116,821, $29,481,147, and $1,896,239, respectively)	$662,032,642	$259,512,810	$570,807,363	$41,824,228

Cash	961	158,555	822	560,926

Foreign currency[2]	—	—	—	1,137

Receivable for investments sold	1,041,005	—	2,991,862	—

Dividend and interest receivables	485,336	303,916	341,432	168,814

Securities lending income receivable	1,793	1,503	2,896	311

Receivable for Fund shares sold	231,184	718,134	636,432	396

Receivable from affiliate	3,302	5,075	11,869	10,081

Prepaid expenses and other assets	18,759	12,180	29,483	18,146

Total assets	663,814,982	260,712,173	574,822,159	42,584,039

Liabilities:

Payable upon return of securities loaned	2,248,782	8,433,852	9,547,542	1,405,038

Payable for Fund shares repurchased	405,537	55,818	620,970	27,635

Accrued expenses:

Investment advisory and management fees	401,608	153,241	303,527	21,941

Administrative fees	86,059	32,837	73,434	5,485

Distribution fees	1,854	—	11,222	5,188

Shareholder service fees	19,953	38,776	10,869	—

Other	111,074	86,343	100,475	69,608

Total liabilities	3,274,867	8,800,867	10,668,039	1,534,895

Net Assets	$660,540,115	$251,911,306	$564,154,120	$41,049,144

[1] Investments at cost	$547,529,285	$235,343,569	$545,398,538	$37,643,049

[2] Foreign currency at cost	—	—	—	$1,044

The accompanying notes are an integral part of these financial statements.

33

Statement of Assets and Liabilities (continued)

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Global Allocation Fund

Net Assets Represent:

Paid-in capital	$546,247,805	$226,581,215	$544,114,477	$36,512,353

Total distributable earnings	114,292,310	25,330,091	20,039,643	4,536,791

Net Assets	$660,540,115	$251,911,306	$564,154,120	$41,049,144

Class N:

Net Assets	$8,532,923	$162,010,756	$51,332,648	$23,430,255

Shares outstanding	311,060	6,297,767	3,417,086	1,681,604

Net asset value, offering and redemption price per share	$27.43	$25.73	$15.02	$13.93

Class I:

Net Assets	$433,065,845	$81,318,785	$250,023,584	$16,074,200

Shares outstanding	15,335,387	3,165,246	16,585,463	1,136,656

Net asset value, offering and redemption price per share	$28.24	$25.69	$15.07	$14.14

Class Z:

Net Assets	$218,941,347	$8,581,765	$262,797,888	$1,544,689

Shares outstanding	7,747,166	335,369	17,404,458	109,324

Net asset value, offering and redemption price per share	$28.26	$25.59	$15.10	$14.13

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations For the fiscal year ended December 31, 2022

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Global Allocation Fund

Investment Income:

Dividend income	$7,120,891	$4,721,476	$6,189,733	$533,907

Interest income	254,871	58,851	168,748	551,415

Securities lending income	47,800	25,658	37,239	8,295

Foreign withholding tax	(21,029)	(3,581)	(18,764)	(33,992)

Total investment income	7,402,533	4,802,404	6,376,956	1,059,625

Expenses:

Investment advisory and management fees	4,826,899	2,091,338	3,562,334	438,869

Administrative fees	1,034,336	448,144	861,855	109,717

Distribution fees - Class N	22,782	—	143,033	71,624

Shareholder servicing fees - Class N	13,669	453,622	—	—

Shareholder servicing fees - Class I	230,145	47,390	131,987	38,535

Custodian fees	73,945	53,904	60,199	35,522

Professional fees	64,313	54,244	66,530	43,187

Registration fees	61,540	50,094	56,783	48,600

Trustee fees and expenses	48,096	20,474	40,586	4,805

Reports to shareholders	34,736	23,929	39,360	15,057

Transfer agent fees	25,447	27,182	28,927	5,585

Interest expense	3,657	3,414	227	8,384

Miscellaneous	25,281	12,916	19,674	7,360

Repayment of prior reimbursements	23,921	—	14,991	—

Total expenses before offsets	6,488,767	3,286,651	5,026,486	827,245

Expense reimbursements	(12,500)	(93,363)	(39,766)	(116,229)

Expense reductions	(54,366)	(40,501)	(23,627)	—

Net expenses	6,421,901	3,152,787	4,963,093	711,016

Net investment income	980,632	1,649,617	1,413,863	348,609

Net Realized and Unrealized Loss:

Net realized gain on investments	8,194,929	2,350,459	11,157,155	3,027,676

Net realized loss on foreign currency transactions	—	—	—	(139,806)

Net change in unrealized appreciation/depreciation on investments	(135,195,014)	(58,011,614)	(126,909,129)	(28,079,775)

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	—	(2,267)

Net realized and unrealized loss	(127,000,085)	(55,661,155)	(115,751,974)	(25,194,172)

Net decrease in net assets resulting from operations	$(126,019,453)	$(54,011,538)	$(114,338,111)	$(24,845,563)

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Value Fund

	2022	2021	2022	2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$980,632	$(629,013)	$1,649,617	$1,232,848

Net realized gain on investments	8,194,929	49,419,834	2,350,459	38,956,174

Net change in unrealized appreciation/depreciation on investments	(135,195,014)	79,668,547	(58,011,614)	60,248,817

Net increase (decrease) in net assets resulting from operations	(126,019,453)	128,459,368	(54,011,538)	100,437,839

Distributions to Shareholders:

Class N	(64,594)	(949,945)	(2,695,354)	(28,587,718)

Class I	(3,756,002)	(46,514,091)	(1,530,323)	(12,015,888)

Class Z	(2,006,227)	(15,991,224)	(164,728)	(1,267,238)

Total distributions to shareholders	(5,826,823)	(63,455,260)	(4,390,405)	(41,870,844)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	34,931,383	87,562,396	(61,819,336)	(23,573,512)

Total increase (decrease) in net assets	(96,914,893)	152,566,504	(120,221,279)	34,993,483

Net Assets:

Beginning of year	757,455,008	604,888,504	372,132,585	337,139,102

End of year	$660,540,115	$757,455,008	$251,911,306	$372,132,585

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Small/Mid Cap Fund		AMG GW&K Global Allocation Fund

	2022	2021	2022	2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$1,413,863	$(577,795)	$348,609	$(157,875)

Net realized gain on investments	11,157,155	32,735,934	2,887,870	8,621,655

Net change in unrealized appreciation/depreciation on investments	(126,909,129)	63,516,205	(28,082,042)	(4,403,764)

Net increase (decrease) in net assets resulting from operations	(114,338,111)	95,674,344	(24,845,563)	4,060,016

Distributions to Shareholders:

Class N	(2,004,795)	(3,691,812)	(2,644,479)	(999,921)

Class I	(10,257,877)	(14,552,343)	(1,798,913)	(2,220,592)

Class Z	(10,783,979)	(10,207,781)	(201,039)	(78,887)

Total distributions to shareholders	(23,046,651)	(28,451,936)	(4,644,431)	(3,299,400)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	138,227,537	225,319,643	(56,032,680)	(27,205,033)

Total increase (decrease) in net assets	842,775	292,542,051	(85,522,674)	(26,444,417)

Net Assets:

Beginning of year	563,311,345	270,769,294	126,571,818	153,016,235

End of year	$564,154,120	$563,311,345	$41,049,144	$126,571,818

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$33.13	$29.97	$26.09	$21.03	$28.04

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.15)	(0.03)	(0.04)	(0.04)

Net realized and unrealized gain (loss) on investments	(5.43)	6.34	4.64	6.47	(3.95)

Total income (loss) from investment operations	(5.49)	6.19	4.61	6.43	(3.99)

Less Distributions to Shareholders from:

Net realized gain on investments	(0.21)	(3.03)	(0.73)	(1.37)	(3.02)

Net Asset Value, End of Year	$27.43	$33.13	$29.97	$26.09	$21.03

Total Return[2,3]	(16.58)%	21.01%	17.73%	30.66%	(14.08)%

Ratio of net expenses to average net assets[4]	1.29%[5]	1.30%[5]	1.29%	1.29%	1.28%

Ratio of gross expenses to average net assets[6]	1.30%[5]	1.30%[5]	1.30%	1.31%	1.28%

Ratio of net investment loss to average net assets[2]	(0.22)%	(0.45)%	(0.14)%	(0.15)%	(0.13)%

Portfolio turnover	25%	33%	37%	20%	25%

Net assets end of year (000’s) omitted	$8,533	$11,278	$8,667	$10,239	$12,655

38

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$34.02	$30.61	$26.57	$21.37	$28.42

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.04	(0.03)	0.05	0.05	0.06

Net realized and unrealized gain (loss) on investments	(5.57)	6.47	4.76	6.58	(4.03)

Total income (loss) from investment operations	(5.53)	6.44	4.81	6.63	(3.97)

Less Distributions to Shareholders from:

Net investment income	(0.04)	—	(0.04)	(0.06)	(0.06)

Net realized gain on investments	(0.21)	(3.03)	(0.73)	(1.37)	(3.02)

Total distributions to shareholders	(0.25)	(3.03)	(0.77)	(1.43)	(3.08)

Net Asset Value, End of Year	$28.24	$34.02	$30.61	$26.57	$21.37

Total Return[2,3]	(16.27)%	21.38%	18.16%	31.13%	(13.83)%

Ratio of net expenses to average net assets[4]	0.94%[5]	0.95%[5]	0.94%	0.94%	0.95%

Ratio of gross expenses to average net assets[6]	0.95%[5]	0.95%[5]	0.95%	0.96%	0.95%

Ratio of net investment income (loss) to average net assets[2]	0.13%	(0.10)%	0.21%	0.20%	0.20%

Portfolio turnover	25%	33%	37%	20%	25%

Net assets end of year (000’s) omitted	$433,066	$546,326	$470,373	$331,703	$311,252

39

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$34.05	$30.61	$26.57	$21.37	$28.42

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.05	(0.02)	0.07	0.06	0.07

Net realized and unrealized gain (loss) on investments	(5.58)	6.49	4.75	6.59	(4.03)

Total income (loss) from investment operations	(5.53)	6.47	4.82	6.65	(3.96)

Less Distributions to Shareholders from:

Net investment income	(0.05)	—	(0.05)	(0.08)	(0.07)

Net realized gain on investments	(0.21)	(3.03)	(0.73)	(1.37)	(3.02)

Total distributions to shareholders	(0.26)	(3.03)	(0.78)	(1.45)	(3.09)

Net Asset Value, End of Year	$28.26	$34.05	$30.61	$26.57	$21.37

Total Return[2,3]	(16.25)%	21.48%	18.21%	31.13%	(13.73)%

Ratio of net expenses to average net assets[4]	0.89%[5]	0.90%[5]	0.89%	0.89%	0.90%

Ratio of gross expenses to average net assets[6]	0.90%[5]	0.90%[5]	0.90%	0.91%	0.90%

Ratio of net investment income (loss) to average net assets[2]	0.18%	(0.05)%	0.26%	0.25%	0.25%

Portfolio turnover	25%	33%	37%	20%	25%

Net assets end of year (000’s) omitted	$218,941	$199,851	$125,848	$110,020	$85,009

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended December 31, 2022, less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal years ended December 31, 2020 and 2019 and less than 0.01% for the fiscal year ended December 31, 2018.

[5]

Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01% for the fiscal year ended December 31, 2022, and 0.01% for the fiscal year ended December 31, 2021.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

40

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$30.90	$26.71	$37.16	$30.93	$43.98

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.13	0.09	0.08	0.07	(0.01)

Net realized and unrealized gain (loss) on investments	(4.87)	8.41	1.00	8.79	(8.40)

Total income (loss) from investment operations	(4.74)	8.50	1.08	8.86	(8.41)

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.08)	(0.08)	(0.09)	—

Net realized gain on investments	(0.28)	(4.23)	(11.45)	(2.54)	(4.64)

Total distributions to shareholders	(0.43)	(4.31)	(11.53)	(2.63)	(4.64)

Net Asset Value, End of Year	$25.73	$30.90	$26.71	$37.16	$30.93

Total Return[2,3]	(15.33)%	32.93%	3.29%	28.64%	(19.00)%

Ratio of net expenses to average net assets	1.13%[4]	1.13%[4]	1.17%	1.17%	1.17%

Ratio of gross expenses to average net assets[5]	1.18%	1.17%	1.21%	1.20%	1.18%

Ratio of net investment income (loss) to average net assets[2]	0.47%	0.28%	0.28%	0.19%	(0.03)%

Portfolio turnover	19%	41%	115%	20%	24%

Net assets end of year (000’s) omitted	$162,011	$223,586	$243,655	$359,550	$425,540

41

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$30.87	$26.79	$37.23	$31.05	$44.06

Income (loss) from Investment Operations:

Net investment income[1,2]	0.18	0.15	0.14	0.13	0.06

Net realized and unrealized gain (loss) on investments	(4.87)	8.42	1.02	8.83	(8.43)

Total income (loss) from investment operations	(4.69)	8.57	1.16	8.96	(8.37)

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.26)	(0.15)	(0.24)	—

Net realized gain on investments	(0.28)	(4.23)	(11.45)	(2.54)	(4.64)

Total distributions to shareholders	(0.49)	(4.49)	(11.60)	(2.78)	(4.64)

Net Asset Value, End of Year	$25.69	$30.87	$26.79	$37.23	$31.05

Total Return[2,3]	(15.19)%	33.17%	3.50%	28.86%	(18.88)%

Ratio of net expenses to average net assets	0.93%[4]	0.93%[4]	0.99%	1.01%	1.01%

Ratio of gross expenses to average net assets[5]	0.98%	0.97%	1.03%	1.04%	1.02%

Ratio of net investment income to average net assets[2]	0.67%	0.48%	0.46%	0.35%	0.13%

Portfolio turnover	19%	41%	115%	20%	24%

Net assets end of year (000’s) omitted	$81,319	$115,837	$83,003	$122,323	$306,757

42

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$30.76	$26.72	$37.16	$31.10	$44.08

Income (loss) from Investment Operations:

Net investment income[1,2]	0.20	0.16	0.16	0.16	0.10

Net realized and unrealized gain (loss) on investments	(4.87)	8.41	1.02	8.84	(8.44)

Total income (loss) from investment operations	(4.67)	8.57	1.18	9.00	(8.34)

Less Distributions to Shareholders from:

Net investment income	(0.22)	(0.30)	(0.17)	(0.40)	—

Net realized gain on investments	(0.28)	(4.23)	(11.45)	(2.54)	(4.64)

Total distributions to shareholders	(0.50)	(4.53)	(11.62)	(2.94)	(4.64)

Net Asset Value, End of Year	$25.59	$30.76	$26.72	$37.16	$31.10

Total Return[2,3]	(15.16)%	33.27%	3.57%	28.94%	(18.80)%

Ratio of net expenses to average net assets	0.88%[4]	0.88%[4]	0.92%	0.92%	0.92%

Ratio of gross expenses to average net assets[5]	0.93%	0.92%	0.96%	0.95%	0.93%

Ratio of net investment income to average net assets[2]	0.72%	0.53%	0.53%	0.44%	0.22%

Portfolio turnover	19%	41%	115%	20%	24%

Net assets end of year (000’s) omitted	$8,582	$32,710	$10,481	$11,815	$16,969

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended December 31, 2022 and 0.02% for the fiscal year ended December 31, 2021.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

43

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.08	$16.04	$13.03	$9.99	$11.15

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.01	(0.06)	(0.01)	0.00 [3]	(0.01)

Net realized and unrealized gain (loss) on investments	(3.47)	4.14	3.02	3.07	(0.91)

Total income (loss) from investment operations	(3.46)	4.08	3.01	3.07	(0.92)

Less Distributions to Shareholders from:

Net investment income	(0.00)[4]	—	—	(0.01)	—

Net realized gain on investments	(0.60)	(1.04)	—	(0.02)	(0.24)

Total distributions to shareholders	(0.60)	(1.04)	—	(0.03)	(0.24)

Net Asset Value, End of Year	$15.02	$19.08	$16.04	$13.03	$9.99

Total Return[2,5]	(18.15)%	25.63%	23.10%	30.64%	(8.25)%

Ratio of net expenses to average net assets[6]	1.06%[7]	1.06%[7]	1.10%	1.09%	1.09%

Ratio of gross expenses to average net assets[8]	1.08%[7]	1.08%[7]	1.13%	1.14%	1.16%

Ratio of net investment income (loss) to average net assets[2]	0.04%	(0.32)%	(0.07)%	0.02%	(0.09)%

Portfolio turnover	25%	19%	29%	18%	53%

Net assets end of year (000’s) omitted	$51,333	$70,736	$224	$172	$89

44

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.15	$16.06	$13.04	$9.99	$11.15

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.04	(0.02)	0.01	0.02	0.01

Net realized and unrealized gain (loss) on investments	(3.48)	4.15	3.03	3.07	(0.92)

Total income (loss) from investment operations	(3.44)	4.13	3.04	3.09	(0.91)

Less Distributions to Shareholders from:

Net investment income	(0.04)	—	(0.02)	(0.02)	(0.01)

Net realized gain on investments	(0.60)	(1.04)	—	(0.02)	(0.24)

Total distributions to shareholders	(0.64)	(1.04)	(0.02)	(0.04)	(0.25)

Net Asset Value, End of Year	$15.07	$19.15	$16.06	$13.04	$9.99

Total Return[2,5]	(18.01)%	25.91%	23.31%	30.86%	(8.15)%

Ratio of net expenses to average net assets[6]	0.86%[7]	0.86%[7]	0.92%	0.94%	0.94%

Ratio of gross expenses to average net assets[8]	0.88%[7]	0.88%[7]	0.95%	0.99%	1.01%

Ratio of net investment income (loss) to average net assets[2]	0.24%	(0.12)%	0.11%	0.17%	0.06%

Portfolio turnover	25%	19%	29%	18%	53%

Net assets end of year (000’s) omitted	$250,024	$293,614	$165,840	$102,784	$54,376

45

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.18	$16.07	$13.05	$10.00	$11.15

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.05	(0.01)	0.02	0.03	0.02

Net realized and unrealized gain (loss) on investments	(3.48)	4.16	3.03	3.07	(0.91)

Total income (loss) from investment operations	(3.43)	4.15	3.05	3.10	(0.89)

Less Distributions to Shareholders from:

Net investment income	(0.05)	—	(0.03)	(0.03)	(0.02)

Net realized gain on investments	(0.60)	(1.04)	—	(0.02)	(0.24)

Total distributions to shareholders	(0.65)	(1.04)	(0.03)	(0.05)	(0.26)

Net Asset Value, End of Year	$15.10	$19.18	$16.07	$13.05	$10.00

Total Return[2,5]	(17.94)%	26.02%	23.37%	30.94%	(7.98)%

Ratio of net expenses to average net assets[6]	0.81%[7]	0.81%[7]	0.83%	0.84%	0.84%

Ratio of gross expenses to average net assets[8]	0.83%[7]	0.83%[7]	0.86%	0.89%	0.91%

Ratio of net investment income (loss) to average net assets[2]	0.29%	(0.07)%	0.19%	0.27%	0.16%

Portfolio turnover	25%	19%	29%	18%	53%

Net assets end of year (000’s) omitted	$262,798	$198,961	$104,705	$95,884	$65,375

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $0.005 per share.

[4]	Less than $(0.005) per share.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2022 and 0.01% for the fiscal years ended December 31, 2021, 2020, 2019 and 2018.

[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

46

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.50	$19.50	$17.04	$15.45	$17.03

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.06	(0.04)	0.10	0.25	0.18

Net realized and unrealized gain (loss) on investments	(3.94)	0.51	2.93	2.35	(0.67)

Total income (loss) from investment operations	(3.88)	0.47	3.03	2.60	(0.49)

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.00)[3]	(0.09)	(0.27)	(0.16)

Net realized gain on investments	(1.67)	(0.47)	(0.48)	(0.74)	(0.93)

Paid in capital	—	—	(0.00)[3]	—	—

Total distributions to shareholders	(1.69)	(0.47)	(0.57)	(1.01)	(1.09)

Net Asset Value, End of Year	$13.93	$19.50	$19.50	$17.04	$15.45

Total Return[2,4]	(20.04)%	2.44%	18.92%	16.96%	(2.89)%

Ratio of net expenses to average net assets	1.07%[5]	1.06%	1.07%[6]	1.08%[6]	1.08%[6]

Ratio of gross expenses to average net assets[7]	1.23%[5]	1.10%	1.19%	1.16%	1.15%

Ratio of net investment income (loss) to average net assets[2]	0.38%	(0.21)%	0.60%	1.51%	1.02%

Portfolio turnover	36%	36%	156%	123%	80%

Net assets end of year (000’s) omitted	$23,430	$41,939	$51,415	$69,774	$75,271

47

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.75	$19.71	$17.22	$15.60	$17.19

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.09	(0.01)	0.13	0.28	0.21

Net realized and unrealized gain (loss) on investments	(4.00)	0.53	2.95	2.38	(0.68)

Total income (loss) from investment operations	(3.91)	0.52	3.08	2.66	(0.47)

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.01)	(0.11)	(0.30)	(0.19)

Net realized gain on investments	(1.67)	(0.47)	(0.48)	(0.74)	(0.93)

Paid in capital	—	—	(0.00)[3]	—	—

Total distributions to shareholders	(1.70)	(0.48)	(0.59)	(1.04)	(1.12)

Net Asset Value, End of Year	$14.14	$19.75	$19.71	$17.22	$15.60

Total Return[2,4]	(19.91)%	2.60%	19.08%	17.17%	(2.77)%

Ratio of net expenses to average net assets	0.91%[5]	0.91%	0.92%[6]	0.93%[6]	0.92%[6]

Ratio of gross expenses to average net assets[7]	1.07%[5]	0.95%	1.04%	1.01%	0.99%

Ratio of net investment income (loss) to average net assets[2]	0.54%	(0.06)%	0.75%	1.66%	1.18%

Portfolio turnover	36%	36%	156%	123%	80%

Net assets end of year (000’s) omitted	$16,074	$81,515	$97,869	$173,575	$166,554

48

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.76	$19.71	$17.21	$15.60	$17.19

Income (loss) from Investment Operations:

Net investment income[1,2]	0.10	0.01	0.14	0.30	0.22

Net realized and unrealized gain (loss) on investments	(3.99)	0.52	2.97	2.37	(0.67)

Total income (loss) from investment operations	(3.89)	0.53	3.11	2.67	(0.45)

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.01)	(0.13)	(0.32)	(0.21)

Net realized gain on investments	(1.67)	(0.47)	(0.48)	(0.74)	(0.93)

Paid in capital	—	—	(0.00)[3]	—	—

Total distributions to shareholders	(1.74)	(0.48)	(0.61)	(1.06)	(1.14)

Net Asset Value, End of Year	$14.13	$19.76	$19.71	$17.21	$15.60

Total Return[2,4]	(19.85)%	2.73%	19.28%	17.21%	(2.68)%

Ratio of net expenses to average net assets	0.82%[5]	0.81%	0.82%[6]	0.83%[6]	0.83%[6]

Ratio of gross expenses to average net assets[7]	0.98%[5]	0.85%	0.94%	0.91%	0.90%

Ratio of net investment income to average net assets[2]	0.63%	0.04%	0.85%	1.76%	1.27%

Portfolio turnover	36%	36%	156%	123%	80%

Net assets end of year (000’s) omitted	$1,545	$3,118	$3,733	$8,358	$8,429

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Includes interest expense totaling 0.01% related to participation in the interfund lending program.

[6]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2020, 0.01% for the fiscal years ended December 31, 2019 and 2018.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

49

Notes to Financial Statements December 31, 2022

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Small Cap Core Fund (“Small Cap Core”), AMG GW&K Small Cap Value (“Small Cap Value”) and GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Global Allocation Fund (“Global Allocation”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N shares, Class I shares and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

For the Funds, equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Boards of Trustees of the Trusts (the “Boards”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Boards. The Valuation Committee, which is comprised of the Independent Trustees of the Boards, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Boards to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Boards’ valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Boards will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Boards have adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

Effective September 8, 2022, the Funds adopted the requirements of Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which the Funds’ Board designated the Funds’ Investment Manager as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations. Other than the designation of the Investment Manager as the Valuation Designee, the Funds’ adoption of Rule 2-a5 did not impact how the Funds determine fair value or the carrying amount of investments held in the Funds.

50

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from the issuer, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core, Small Cap Value and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2022, the impact on the expenses and expense ratios were as follows: Small Cap Core $54,366 or 0.01%, Small Cap Value $40,501 or 0.01% and Small/Mid Cap $23,627 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to equalization utilized for Small/Mid Cap and Global Allocation. There were no permanent differences during the year for Small Cap Core or Small Cap Value. Temporary differences are primarily due to qualified late-year capital loss deferrals for Small/Mid Cap. In addition, temporary differences for each Fund are wash sale loss deferrals.

51

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	Small Cap Core		Small Cap Value

Distributions paid from:	2022	2021	2022	2021

Ordinary income *	$983,753	$12,026,639	$2,858,422	$29,494,137

Long-term capital gains	4,843,070	51,428,621	1,531,983	12,376,707

	$5,826,823	$63,455,260	$4,390,405	$41,870,844

	Small/Mid Cap		Global Allocation

Distributions paid from:	2022	2021	2022	2021

Ordinary income *	$3,063,625	$2,786,628	$70,230	—

Long-term capital gains	19,983,026	25,665,308	4,574,201	$3,299,400

	$23,046,651	$28,451,936	$4,644,431	$3,299,400

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2022, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Core	Small Cap Value	Small/Mid Cap	Global Allocation

Undistributed ordinary income	$56,600	—	—	$23,344

Undistributed long-term capital gains	3,646,467	$2,195,731	—	402,378

Late-year capital loss deferral	—	—	$2,964,125	—

At December 31, 2022, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap Core	$551,443,399	$148,476,219	$(37,886,976)	$110,589,243

Small Cap Value	236,374,822	37,883,126	(14,745,138)	23,137,988

Small/Mid Cap	547,803,596	68,609,033	(45,605,266)	23,003,767

Global Allocation	37,711,760	6,312,411	(2,201,342)	4,111,069

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2022, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2022, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2023, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITALSTOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

52

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2022 and December 31, 2021, the capital stock transactions by class for the Funds were as follows:

	Small Cap Core				Small Cap Value

	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	37,881	$1,067,824	84,169	$2,934,323	328,009	$9,251,175	646,059	$20,089,418

Shares issued in reinvestment of distributions	2,347	64,594	29,602	949,062	103,980	2,676,448	964,248	28,375,377

Proceeds from sale of shares issued in connection with merger[1]	—	—	—	—	—	—	186,108	5,493,756

Shares redeemed	(69,611)	(2,001,608)	(62,485)	(2,150,775)	(1,369,396)	(38,000,949)	(3,681,845)	(115,582,183)

Net increase (decrease)	(29,383)	$(869,190)	51,286	$1,732,610	(937,407)	$(26,073,326)	(1,885,430)	$(61,623,632)

Class I:

Shares sold	4,099,105	$120,153,569	2,645,735	$91,738,088	175,101	$4,827,765	341,959	$10,607,900

Shares issued in reinvestment of distributions	120,360	3,408,606	1,277,694	42,061,693	58,116	1,494,168	396,269	11,704,153

Proceeds from sale of shares issued in connection with merger[1]	—	—	—	—	—	—	1,824,176	53,997,408

Shares redeemed	(4,942,007)	(145,337,666)	(3,234,127)	(111,529,391)	(820,535)	(22,214,607)	(1,908,490)	(57,882,036)

Net increase (decrease)	(722,542)	$(21,775,491)	689,302	$22,270,390	(587,318)	$(15,892,674)	653,914	$18,427,425

Class Z:

Shares sold	3,687,440	$109,560,529	3,719,320	$134,331,474	234,844	$6,285,035	139,820	$4,232,314

Shares issued in reinvestment of distributions	67,660	1,917,493	441,716	14,554,549	6,435	164,728	42,709	1,267,237

Proceeds from sale of shares issued in connection with merger[1]	—	—	—	—	—	—	914,333	26,987,694

Shares redeemed	(1,877,449)	(53,901,958)	(2,402,803)	(85,326,627)	(969,451)	(26,303,099)	(425,526)	(12,864,550)

Net increase (decrease)	1,877,651	$57,576,064	1,758,233	$63,559,396	(728,172)	$(19,853,336)	671,336	$19,622,695

	Small/Mid Cap				Global Allocation

	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	79,691	$1,266,688	77,253	$1,461,251	185,281	$2,987,760	294,575	$5,879,209

Shares issued in reinvestment of distributions	125,984	1,906,132	188,828	3,512,206	168,475	2,382,240	47,121	910,836

Proceeds from sale of shares issued in connection with merger[1]	—	—	3,848,331	66,278,653	—	—	—	—

Shares redeemed	(495,033)	(7,984,813)	(421,926)	(7,905,351)	(822,318)	(13,591,753)	(828,499)	(16,567,833)

Net increase (decrease)	(289,358)	$(4,811,993)	3,692,486	$63,346,759	(468,562)	$(8,221,753)	(486,803)	$(9,777,788)

53

Notes to Financial Statements (continued)

	Small/Mid Cap				Global Allocation

	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Shares sold	5,005,682	$81,783,320	4,826,923	$88,859,351	101,204	$1,688,772	551,511	$11,042,654

Shares issued in reinvestment of distributions	638,185	9,687,652	738,929	13,795,804	111,655	1,601,140	31,565	617,691

Proceeds from sale of shares issued in connection with merger[1]	—	—	792,895	13,678,626	—	—	—	—

Shares redeemed	(4,388,574)	(68,857,138)	(1,355,973)	(25,571,871)	(3,204,309)	(50,332,935)	(1,420,191)	(28,442,920)

Net increase (decrease)	1,255,293	$22,613,834	5,002,774	$90,761,910	(2,991,450)	$(47,043,023)	(837,115)	$(16,782,575)

Class Z:

Shares sold	8,639,083	$147,447,070	3,681,463	$68,683,820	8,240	$131,446	11,662	$233,192

Shares issued in reinvestment of distributions	666,057	10,124,070	516,351	9,655,772	13,576	194,542	3,937	77,077

Proceeds from sale of shares issued in connection with merger[1]	—	—	780,901	13,486,545	—	—	—	—

Shares redeemed	(2,272,861)	(37,145,444)	(1,120,356)	(20,615,163)	(70,316)	(1,093,892)	(47,183)	(954,939)

Net increase (decrease)	7,032,279	$120,425,696	3,858,359	$71,210,974	(48,500)	$(767,904)	(31,584)	$(644,670)

[1]	See Note 8 of the Notes to Financial Statements.

At December 31, 2022, certain unaffiliated shareholders of record, individually or collectively held greater than 5% of the net assets of the Funds as follows: Small/Mid Cap -one owns 10%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2022, the market value of Repurchase Agreements outstanding for Small Cap Core, Small Cap Value, Small/Mid Cap and Global Allocation were $13,146,782, $11,006,852, $12,308,542 and $1,786,038, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than

U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

Global Allocation may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

54

Notes to Financial Statements (continued)

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

During the fiscal year ended December 31, 2022, Global Allocation did not invest in TBA commitment transactions.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

Global Allocation may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

During the fiscal year ended December 31, 2022 Global Allocation did not enter into securities transactions on a delayed delivery or when issued basis.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2022, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap Core	0.70%

Small Cap Value	0.70%

Small/Mid Cap	0.62%

Global Allocation	0.60%

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap Core, Small Cap Value, Small/Mid Cap and Global Allocation to the annual rate of 0.90%, 0.90%, 0.82% and 0.81%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2022, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap Core	Small Cap Value	Small/Mid Cap	Global Allocation

Less than 1 year	—	$144,468	$48,533	$203,900

1-2 years	$1,488	52,722	42,690	63,131

2-3 years	12,500	93,363	39,766	116,229

Total	$13,988	$290,553	$130,989	$383,260

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio

55

Notes to Financial Statements (continued)

management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund, except Small Cap Value, may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s, except Small Cap Value, average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of each Fund, except Small Cap Value, for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of Small Cap Core and Small Cap Value, and for Small/Mid Cap and Global Allocation’s Class I shares, the Boards have approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2022, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

Small Cap Core

Class N	0.15%	0.15%

Class I	0.05%	0.05%

Small Cap Value

Class N	0.25%	0.25%

Class I	0.05%	0.05%

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

Small/Mid Cap

Class I	0.05%	0.05%

Global Allocation

Class I	0.10%	0.09%

The Boards provide supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Boards and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Boards, and the Boards monitor the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2022, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2022 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Small Cap Core	$450,650	7	$338	3.915%

Small Cap Value	135,766	7	103	3.945%

Small/Mid Cap	6,017,674	6	2,409	2.435%

Global Allocation	748,895	2	49	1.193%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Small Cap Core	$7,134,943	9	$3,657	2.079%

Small Cap Value	10,434,077	4	3,414	2.986%

Small/Mid Cap	1,913,909	1	227	4.330%

Global Allocation	3,631,093	35	8,384	2.408%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2022, were as follows:

56

Notes to Financial Statements (continued)

	Long Term Securities

Fund	Purchases	Sales

Small Cap Core	$196,313,818	$170,006,548

Small Cap Value	57,516,088	121,468,791

Small/Mid Cap	274,970,475	141,527,157

Global Allocation	16,802,563	74,266,069

Global Allocation purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2022 were $8,939,543 and $13,133,566, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2022, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap Core	$30,453,990	$2,248,782	$28,924,432	$31,173,214

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap Value	$18,116,821	$8,433,852	$10,111,784	18,545,636

Small/Mid Cap	29,481,147	9,547,542	20,933,055	30,480,597

Global Allocation	1,896,239	1,405,038	586,168	1,991,206

The following table summarizes the securities received as collateral for securities lending at December 31, 2022:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap Core	U.S. Treasury Obligations	0.125%-4.750%	02/28/23-11/15/51

Small Cap Value	U.S. Treasury Obligations	0.125%-4.750%	02/28/23-11/15/51

Small/Mid Cap	U.S. Treasury Obligations	0.000%-4.750%	11/15/51-02/15/23

Global Allocation	U.S. Treasury Obligations	0.125%-4.750%	04/15/23-11/15/51

5. FOREIGN SECURITIES

Global Allocation invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

57

Notes to Financial Statements (continued)

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2022:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap Core

Citigroup Global Markets, Inc.	$248,782	—	$248,782	$248,782	—

National Bank Financial	1,000,000	—	1,000,000	1,000,000	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	10,898,000	—	10,898,000	10,898,000	—

Total	$13,146,782	—	$13,146,782	$13,146,782	—

Small Cap Value

Cantor Fitzgerald Securities, Inc.	$2,003,300	—	$2,003,300	$2,003,300	—

Citadel Securities LLC	2,003,300	—	2,003,300	2,003,300	—

Citigroup Global Markets, Inc.	420,702	—	420,702	420,702	—

National Bank Financial	2,003,275	—	2,003,275	2,003,275	—

RBC Dominion Securities, Inc.	2,003,275	—	2,003,275	2,003,275	—

Fixed Income Clearing Corp.	2,573,000	—	2,573,000	2,573,000	—

Total	$11,006,852	—	$11,006,852	$11,006,852	—

Small/Mid Cap

Cantor Fitzgerald Securities, Inc.	$2,267,800	—	$2,267,800	$2,267,800	—

Citadel Securities LLC	2,267,800	—	2,267,800	2,267,800	—

Citigroup Global Markets, Inc.	476,330	—	476,330	476,330	—

National Bank Financial	2,267,806	—	2,267,806	2,267,806	—

RBC Dominion Securities, Inc.	2,267,806	—	2,267,806	2,267,806	—

Fixed Income Clearing Corp.	2,761,000	—	2,761,000	2,761,000	—

Total	$12,308,542	—	$12,308,542	$12,308,542	—

Global Allocation
National Bank Financial	$1,000,000	—	$1,000,000	$1,000,000	—

Nomura Securities International, Inc.	405,038	—	405,038	405,038	—

Fixed Income Clearing Corp.	381,000	—	381,000	381,000	—

Total	$1,786,038	—	$1,786,038	$1,786,038	—

58

Notes to Financial Statements (continued)

8. FUND MERGER

On March 8, 2021, Small/Mid Cap acquired all the net assets of AMG GW&K Mid Cap Fund (“Mid Cap”), a series of AMG Funds IV, based on the respective valuations as of the close of business on March 5, 2021, pursuant to a Plan of Reorganization approved by the Board of Mid Cap on October 8, 2021.

The acquisition was accomplished by a tax-free exchange of 3,848,331 Class N shares of Small/Mid Cap at a net asset value of $17.22 per share for 2,667,192 Class N shares of Mid Cap; 792,895 Class I shares of Small/Mid Cap at a net asset value of $17.25 per share for 519,987 Class I shares of Mid Cap; and 780,901 Class Z shares of Small/Mid Cap at a net asset value of $17.27 per share for 474,356 Class Z shares of Mid Cap.

The net assets of Small/Mid Cap and Mid Cap immediately before the acquisition were $311,921,414 and $93,443,824, respectively, including unrealized appreciation of $16,703,006 for Mid Cap. Immediately after the acquisition, the combined net assets of Small/Mid Cap amounted to $405,365,238. For financial reporting purposes, assets received and shares issued by Small/Mid Cap were recorded at fair value; however, the cost basis of the investments received from Mid Cap was carried forward to align ongoing reporting of Small/Mid Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On August 9, 2021, Small Cap Value acquired all the net assets of AMG GW&K Small Cap Value Fund II (“Small Cap Value II”), a series of AMG Funds IV, based on the respective valuations as of the close of business on August 6, 2021, pursuant to a Plan of Reorganization approved by the Board of Small Cap Value II on March 17-18, 2021.

The acquisition was accomplished by a tax-free exchange of 186,108 Class N shares of Small Cap Value at a net asset value of $29.52 per share for 399,433 Class N shares of Small Cap Value II; 1,824,176 Class I shares of Small Cap Value at a net asset value of $29.60 per share for 3,846,984 Class I shares of Small Cap Value II; and 914,333 Class Z shares of Small Cap Value at a net asset value of $29.52 per share for 1,924,341 Class Z shares of Small Cap Value II.

The net assets of Small Cap Value and Small Cap Value II immediately before the acquisition were $299,058,407 and $86,478,858, respectively, including unrealized appreciation of $7,179,547 for Small Cap Value II. Immediately after the acquisition, the combined net assets of Small Cap Value amounted to $385,537,265. For financial reporting purposes, assets received and shares issued by Small Cap Value were recorded at fair value; however, the cost basis of the investments received from Small Cap Value II was carried forward to align ongoing reporting of Small Cap Value’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming these reorganizations had been completed on January 1, 2021, the Funds’ results of operations for the fiscal year ended December 31, 2021 would have been as follows:

	Small/Mid Cap	Small Cap Value

Net Investment Income	$(381,491)	$1,325,967

Realized and Unrealized Gain on Investments	121,546,008	140,200,795

Net Increase to Net Assets from Operations	$121,164,517	$141,526,762

Because the combined investment portfolios have been managed as single portfolios since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Funds that have been included in their statements of operations for the fiscal year ended December 31, 2021.

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and AMG Funds II and Shareholders of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund, and AMG GW&K Global Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund (three of the funds constituting AMG Funds), and AMG GW&K Global Allocation Fund (one of the funds constituting AMG Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

60

Other Information (unaudited)

TAX INFORMATION

AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund and AMG GW&K Global Allocation Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2022 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund and AMG GW&K Global Allocation Fund each hereby designates $4,843,070, $1,531,983, $20,723,675 and $6,715,846, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2022, or if subsequently determined to be different, the net capital gains of such fiscal year.

61

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds II • Oversees 40 Funds in Fund Complex	Bruce B. Bingham, 74 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).

• Chairman of the Audit Committee since 2021 • Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Oversees 44 Funds in Fund Complex

Kurt A. Keilhacker, 59

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 40 Funds in Fund Complex

Steven J. Paggioli, 72

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman of the Board of Trustees since 2017

• Chairman of the Governance Committee since 2017

• Trustee since 1999 - AMG Funds

• Trustee since 2000 - AMG Funds II

• Oversees 44 Funds in Fund Complex

Eric Rakowski, 64

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (3 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Oversees 44 Funds in Fund Complex

Victoria L. Sassine, 57

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018-2019).

• Trustee since 2000 - AMG Funds II • Trustee since 2004 - AMG Funds • Oversees 40 Funds in Fund Complex

Thomas R. Schneeweis, 75*

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

62

AMG Funds Trustees and Officers (continued)

*Mr. Schneeweis retired from the Board of Trustees of AMG Funds and AMG Funds II as of December 31, 2022.

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 • Oversees 44 Funds in Fund Complex

Garret W. Weston, 41

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 64

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 57

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 56

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 52

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 48

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen M. Kerrigan, 37

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

63

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

Effective March 9, 2023, the Transfer Agent’s mailing address will change to the following:

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426

AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com	123122 AR089

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2022	Fiscal 2021
AMG GW&K Enhanced Core Bond ESG Fund	$42,786	$45,370
AMG GW&K Global Allocation Fund	$31,350	$37,242

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2022	Fiscal 2021
AMG GW&K Enhanced Core Bond ESG Fund	$6,760	$6,250
AMG GW&K Global Allocation Fund	$9,085	$8,400

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2022 and $0 for fiscal 2021, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2022 and 2021 for non-audit services rendered to the Funds and Fund Service Providers were $51,845 and $61,150, respectively. For the fiscal year ended December 31, 2022, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $36,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $46,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2023

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 6, 2023